                                                                    EXHIBIT 10.1


                           DATED 28TH SEPTEMBER, 2000

                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                           THE SUMITOMO BANK, LIMITED
                                 DANSKE BANK A/S
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                                AS LEAD ARRANGERS

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                        CREDIT LYONNAIS, SINGAPORE BRANCH
                                  AS ARRANGERS

              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                                 AS CO-ARRANGER

              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                                 AS LEAD MANAGER

             WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                                   AS MANAGER

                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                      ABN AMRO BANK N.V., SINGAPORE BRANCH
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                                 DANSKE BANK A/S
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
                        CREDIT LYONNAIS, SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
             WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                               AS GUARANTOR BANKS

                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                      ABN AMRO BANK N.V., SINGAPORE BRANCH
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                                 DANSKE BANK A/S
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
                        CREDIT LYONNAIS, SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
             WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                                AS LENDING BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT

                                     - AND -

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE

           -----------------------------------------------------------

                                CREDIT AGREEMENT
                                       FOR
                    (1) A S$240,000,000 GUARANTEE FACILITY OR
                       A US$140,000,000 TERM LOAN FACILITY
                     (2) A US$680,000,000 TERM LOAN FACILITY

           -----------------------------------------------------------
                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE  HEADING                                                        PAGE
------  -------                                                        ----
 1.     INTERPRETATION                                                   1

 2.     THE FACILITIES                                                  13

 3.     CONDITIONS PRECEDENT                                            13

 4.     ISSUE OF EDB GUARANTEE                                          13

 5.     INDEMNITY TO GUARANTOR BANKS                                    15

 6.     ADVANCES                                                        17

 7.     REPAYMENT AND PREPAYMENT                                        19

 8.     CANCELLATION                                                    20

 9.     INTEREST                                                        21

10.     FEES                                                            22

11.     TAXES                                                           23

12.     CHANGES IN CIRCUMSTANCES                                        24

13.     PAYMENTS                                                        30

14.     REPRESENTATIONS AND WARRANTIES                                  32

15.     INFORMATION                                                     35

16.     UNDERTAKINGS                                                    36

17.     EVENTS OF DEFAULT                                               43

18.     DEFAULT INTEREST                                                48

19.     INDEMNITIES                                                     49

20.     THE AGENT AND ARRANGERS                                         50

21.     THE SECURITY TRUSTEE                                            53

CLAUSE  HEADING                                                        PAGE
------  -------                                                        ----
22.     SET-OFF AND PRO RATA SHARING                                    56

23.     EXPENSES AND STAMP DUTY                                         57

24.     CALCULATIONS AND EVIDENCE                                       57

25.     BENEFIT OF AGREEMENT                                            57

26.     REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS                      59

27.     COMMUNICATIONS                                                  59

28.     PARTIAL INVALIDITY                                              60

29.     NATURE OF RIGHTS AND OBLIGATIONS                                60

30.     GOVERNING LAW AND JURISDICTION                                  60

        SCHEDULE 1 -- BANKS AND COMMITMENTS                             61

        SCHEDULE 2 -- FORM OF TRANSFER NOTICE                           64

        SCHEDULE 3 -- CONDITIONS PRECEDENT                              66

        SCHEDULE 4 -- FORM OF REQUEST FOR ISSUE OF EDB GUARANTEE        68

        SCHEDULE 5 -- FORM OF REQUEST FOR ADVANCE                       70

        APPENDIX A -- FORM OF DSRA ACCOUNT CHARGE                       72

        APPENDIX B -- FORM OF PROJECT ACCOUNT CHARGE                    85

        APPENDIX C -- FORM OF EDB GUARANTEE                            100

        APPENDIX D -- FORM OF SHAREHOLDERS UNDERTAKING                 108

        APPENDIX E -- FORM OF TRUST DEED                               130

     T H I S   A G R E E M E N T  is made on 28th September, 2000
     B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE, OVERSEAS UNION BANK LIMITED, THE SUMITOMO BANK, LIMITED, DANSKE BANK A/S, INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH, and COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH (the "Lead Arrangers");

(3) THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH, THE SANWA BANK LIMITED, SINGAPORE BRANCH, THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH, THE NORINCHUKIN BANK, SINGAPORE BRANCH, and CREDIT LYONNAIS, SINGAPORE BRANCH (the "Arrangers");

(4)  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (the "Co-Arranger");

(5)  BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH (the "Lead Manager");

(6)  WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH (the "Manager");

(7)  THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Parts B and C of
     Schedule 1 (the "Guarantor Banks");

(8) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of Schedule 1 (the "Lending Banks");

(9) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity); and

(10) ABN AMRO BANK N.V., SINGAPORE BRANCH, as security trustee for the Banks (in such capacity, the "Security Trustee", which expression shall include any of its successors in such capacity).

     W H E R E A S, as a result of arrangements by the Arranging Parties made at the request of the Borrower, (1) the Guarantor Banks are willing to grant to the Borrower a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility and (2) the Lending Banks are willing to grant to the Borrower a US$680,000,000 term loan facility, upon the terms and subject to the conditions of this Agreement.

     I T  I S  A G R E E D  as follows:-

1.   INTERPRETATION

(A) Definitions: In this Agreement, except to the extent that the context requires otherwise:-

     "Account Charges" means the DSRA Account Charge and the Project Account Charge and "Account Charge" means either of them;

     "Accounts" means the Debt Service Reserve Account and the Project Account;

     "Advances" means the Tranche A Advances and the Tranche B Advances;

     "Approved Hedging Counterparties" means (1) any of the Lead Arrangers, or
     (2) any of the other Banks which has a long term credit rating of not less than A by Standard and Poor's Corporation or not less than A3 by Moody's Investor Services Inc. that enters into a Hedging Agreement with the Borrower;

     "Arranging Parties" means the Lead Arrangers, the Arrangers, the Co-Arranger, the Lead Manager and the Manager;

     "ATE" means Agilent Technologies Europe B.V., a company incorporated in the Netherlands;

     "ATI" means Agilent Technologies Inc, a company incorporated in California;

     "Available Tranche A Commitment" means, in relation to a Lending Bank, its Tranche A Term Commitment less its share of the Tranche A Advances made by the Lending Banks under this Agreement;

     "Available Tranche A Facility" means the total amount of the Available Tranche A Commitments of all the Lending Banks;

     "Available Tranche B Commitment" means, in relation to a Guarantor Bank, its Tranche B Term Commitment less its share of the Tranche B Advances made by the Guarantor Banks under this Agreement;

     "Available Tranche B Facility" means the total amount of the Available Tranche B Commitments of all the Guarantor Banks;

     "Banks" means the Guarantor Banks and the Lending Banks (and includes their respective successors and assigns);

     "Borrowings" means, at any particular time, but without double counting, the aggregate outstanding principal, capital or nominal amount of the indebtedness of the Borrower in respect of borrowed money (whether actual, contingent or otherwise) and, to the extent not otherwise taken into account, shall in any event include:-

     (1)  any indebtedness for moneys borrowed or raised by the Borrower;

     (2) any indebtedness of the Borrower to any bank or other financial institution under any guarantee, indemnity, security or other commitment designed to assure any creditor against loss in respect of any indebtedness of any other person;

     (3) any indebtedness under any acceptance credit opened on behalf of the Borrower;

     (4) the principal amount of any factored debts and discounted receivables for which there is recourse to the Borrower;

     (5) any indebtedness under any debenture, note, bill of exchange or commercial paper on which the Borrower is liable as drawer, acceptor, endorser, issuer or otherwise; and

     (6) any amounts payable under any financial lease or agreement entered into by the Borrower primarily for the purposes of raising or obtaining finance whether in respect of land, machinery, equipment or under any hire purchase agreement or any agreement for the conditional sale of goods or equipment on deferred terms (excluding, for the avoidance of doubt, any operating lease in respect of machinery or equipment entered into by the Borrower on normal commercial terms in the ordinary course of business), but less any Subordinated Indebtedness;

     "Business Day" means a day (other than Saturday or Sunday) on which
     (1) deposits in Singapore Dollars and US Dollars may be dealt in on the Singapore inter-bank market, (2) commercial banks are open for business in Singapore, and (3) if on that day a transfer of funds is to be made under this Agreement in US Dollars, commercial banks are open for business in Singapore and New York City;

     "Business Plan" means the then most current business plan for the Project prepared by the Borrower, as revised from time to time in accordance with the provisions of the Joint Venture Agreement;

     "Calculation Date" means each 30th June and 31st December falling after the date of this Agreement;

     "Calculation Period" means each period of six months ending on any date referred to in the definition of the Calculation Date;

     "Capital Expenditures" means expenditures made by the Borrower to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs);

     "Centre" means (1) in relation to Singapore Dollar, Singapore, and (2) in relation to US Dollar, New York City;

     "Commitment Termination Date" means (1) in relation to the Guarantee Commitments, 30th June, 2001 and (2) in relation to the Tranche A Term Commitments and the Tranche B Term Commitments, the date falling 36 months from the date of this Agreement;

     "Commitments" means the Guarantee Commitments, the Tranche A Term Commitments and the Tranche B Term Commitments;

     "CSM" means Chartered Semiconductor Manufacturing Ltd, a company incorporated in Singapore;

     "Current Financial Report" means the then most recent financial report delivered by the Borrower to the Agent pursuant to Clause 15;

     "Debt Service Coverage Ratio" or "DSCR" means, in relation to any Calculation Period, the ratio of A:B where:-

     "A" = the Net Available Cash for that Calculation Period as set out in the then Current Financial Report; and

     "B" = the sum of all payments of the following:-

           (1)  principal, interest, commitment or other fees or commissions;
                and

           (2) grossing-up for indemnities for taxes withheld, deducted or paid or for indemnities for increased funding or similar costs,

           which are or will be due and payable during the next succeeding Calculation Period in respect of any indebtedness of the Borrower in respect of borrowed money;

     "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with the DSRA Account Bank;

     "DSRA Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "DSRA Account Charge" means a charge of the Debt Service Reserve Account from the Borrower in favour of the Security Trustee, substantially in the form of Appendix A (or in such other form as may be agreed by the Borrower, the Agent and the Banks);

     "EDB" means the Economic Development Board, a statutory body established under the Economic Development Board Act, Chapter 85 of Singapore;

     "EDB Commitment" means the commitment of EDB to grant to the Borrower a loan facility of S$450,000,000, upon the terms and subject to the conditions of the EDB Loan Agreement;

     "EDB Guarantee" means a guarantee from the Guarantor Banks in favour of EDB, substantially in the form of Appendix C (and any reference to the EDB Guarantee shall include the EDB Guarantee as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Guarantee);

     "EDBI" means EDB Investments Pte Ltd, a company incorporated in Singapore;

     "EDB Loan" means the Drawings (as defined in the EDB Loan Agreement) in the aggregate principal amount not exceeding S$450,000,000 made or to be made by EDB to the Borrower pursuant to the EDB Loan Agreement (or, as the case may be, the outstanding aggregate principal amount of such Drawings);

     "EDB Loan Agreement" means the loan agreement dated 24th November, 1999 made between (1) the Borrower and (2) EDB relating to a S$450,000,000 loan facility granted by EDB to the Borrower (and any reference to the EDB Loan Agreement includes the EDB Loan Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Loan Agreement);

     "Event of Default" means one of the events mentioned in Clause 17(A);

     "Excess Cash" means, in relation to any Calculation Period, all cash remaining in the Project Account after payment therefrom of the periodic fundings set forth in Clause 16(B) as set out in the Current Financial Report less the aggregate of (1) the fees projected by the Borrower to be payable by the Borrower under this Agreement during the next succeeding Calculation Period, (2) any taxes projected by the Borrower to be payable by the Borrower during the next succeeding Calculation Period and (3) the Future Capex relating to that Calculation Period;

     "Expiry Date" means the date specified in the EDB Guarantee as the latest date on which any claim or demand may be made by EDB for payment by any of the Guarantor Banks under the EDB Guarantee (which shall not be later than 30th September, 2006);

     "Facilities" means (1) the Guarantee Facility, (2) the Tranche A Term Loan Facility and (3) the Tranche B Term Loan Facility;

     "Final Maturity Date" means the date falling 72 months from the date of this Agreement;

     "Financing Documents" means this Agreement and the Security Documents (and any reference to any Financing Document includes that Financing Document as from time to time amended, modified or supplemented and any document which amends, modifies or supplements that Financing Document);

     "First Scheduled Completion Date" means 31st December, 2000;

     "Future Capex" means, in relation to any Calculation Period, any Capital Expenditure forecasted by the Borrower to be incurred by the Borrower in the next Calculation Period for expansion of the production capacity of the Plant to up to 35,000 wafer starts per month as set out in the latest Business Plan;

     "Guarantee Facility" means the guarantee facility granted by the Guarantor Banks to the Borrower under Clause 2(B);

     "Guarantee Commitment" means, in relation to a Guarantor Bank and subject as provided in this Agreement, the amount set opposite its name in Part B of Schedule 1;

     "Guarantee Fee Payment Dates" means (1) the date of the first Drawing (as defined in the EDB Loan Agreement) under the EDB Loan Agreement which resulted in the aggregate Drawings made thereunder exceeding S$225,695,203 as certified by EDB to the Guarantor Banks under the EDB Guarantee and
     (2) each 1st March and 1st September thereafter (provided that no Guarantee Fee Payment Date shall fall later than the Expiry Date);

     "Guarantee Fee Payment Period" means each period from but excluding a Guarantee Fee Payment Date to and including the next Guarantee Fee Payment Date or, if there is no such date, the Expiry Date, provided that the first Guarantee Fee Payment Period shall commence on the date of the first Drawing (as defined in the EDB Loan Agreement) under the EDB Loan Agreement which resulted in the aggregate Drawings made thereunder exceeding S$225,695,203 as certified by EDB to the Guarantor Banks under the EDB Guarantee;

     "Guarantee Outstanding Amount" means, at any particular time, the sum of
     (1) the aggregate amount of the maximum actual and/or contingent liability of the Guarantor Banks under or in connection with the EDB Guarantee at that time and (2) the amounts paid by the Guarantor Banks under or in connection with the EDB Guarantee and not reimbursed by the Borrower to the Guarantor Banks under this Agreement at that time;

     "Hedging Agreement" means the hedging agreements for interest rates or exchange rates exposure arising from the Facilities made between the Borrower and the Approved Hedging Counterparties providing protection to the Borrower against variations in interest rates or variations in exchange rates;

     "Independent Insurance Consultant" means Alexander Forbes or any substitute firm of insurance consultant appointed by the Agent in consultation with the Borrower in connection with the Project;

     "Information Memorandum" means the document containing, inter alia, certain information concerning the Borrower and the Shareholders dated 6th July, 2000;

     "Insurance Proceeds" means any payment of any proceeds under any of the Insurances (other than the Insurances set out in Clause 16(A)(16)(a)(i) and (ii));

     "Insurances" means all policies and contracts of insurance which are now or may hereafter be required to be entered into or procured by the Borrower in connection with the Project under or pursuant to Clause 16(A)(16);

     "Interest Payment Date" means the last day of an Interest Period;

     "Interest Period" means a period by reference to which interest is calculated on an Advance or overdue sum;

     "Joint Venture Agreement" means the joint venture agreement dated 13th March, 1997 made between (1) CSM, (2) EDBI, and (3) Hewlett-Packard Europe B.V., as amended by an amendment agreement No. 1 dated 4th July, 1997 and an amendment agreement No.2 dated 1st October, 1999 each made between
     (a) CSM, (b) EDBI and (c) Hewlett-Packard Europe B.V. and as further amended by a deed of accession and ratification dated 9th November, 1999 made between CSM, EDBI, Hewlett-Packard Europe B.V. and ATE (and any reference to the Joint Venture Agreement includes the Joint Venture Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Joint Venture Agreement);

     "Margin" means the rate per annum which will vary with the following conditions:-

     (1) in respect of any Interest Period or Guarantee Fee Payment Period (or part of an Interest Period or Guarantee Fee Payment Period) commencing prior to the Threshold Production Date, 0.85 per cent.; and

     (2) in respect of any Interest Period or Guarantee Fee Payment Period commencing after the Threshold Production Date, to be determined by reference to the ratio of its Borrowings to its Net Worth in the Calculation Period immediately preceding the Interest Period or Guarantee Fee Payment Period for which the Margin is to be calculated (as evidenced by the Current Financial Report for that Calculation Period) in the following manner:-

          (a) if the ratio of its Borrowings to Net Worth is less than 1.0, then the Margin shall be 0.60 per cent.;

          (b) if the ratio of its Borrowings to Net Worth is greater than or equal to 1.0 but less than 1.5, then the Margin shall be
               0.675 per cent.;

          (c) if the ratio of its Borrowings to Net Worth is greater than or equal to 1.5 but less than 2.0, then the Margin shall be
               0.75 per cent.; and

          (d) if the ratio of its Borrowings to Net Worth is greater than or equal to 2.0, then the Margin shall be 0.85 per cent.;

     "Majority Banks" means the Banks whose Outstandings together exceed
     51 per cent. of the total Outstandings (or, if there are no Outstandings, Banks whose Commitments together exceed 51 per cent. of the total Commitments);

     "Net Available Cash" means, in relation to any Calculation Period, but without double counting, an amount equal to the sum of:-

     (1) all earnings (before payment of interest, taxation, depreciation and amortisation) of the Borrower during such Calculation Period from carrying out of its business (including interest and other returns paid on, and profits made on the disposal of, any investments) and all other cash amounts which should be credited to the profit and loss account of the Borrower and which are received by the Borrower during such Calculation Period; and

     (2) all cash in hand or at any bank belonging to the Borrower which is available to the Borrower on the last day of such Calculation Period (excluding any double counting of cash generated from earnings before payment of interest, taxation, depreciation and amortisation during such Calculation Period), all as set out in the then Current Financial Report;

     "Net Worth" means, as at any particular time, the sum of:-

     (1) the amount paid up or credited as paid up on the issued share capital of the Borrower (other than any redeemable share capital);

     (2) the amount standing to the credit of the capital and revenue reserves of the Borrower; and

     (3) the aggregate outstanding amount of all indebtedness of the Borrower to the Shareholders or any related corporation of the Borrower which are subordinated to the Borrower's obligations under the Financing Documents (either pursuant to the Shareholders Undertaking or otherwise in a manner and on terms satisfactory to the Majority Banks), as set out in the then Current Financial Report, but less any amount included in the above which is attributable to:-

     (a) any debit balance on the profit and loss account as at the date (the "balance sheet date") at which the then Current Financial Report was prepared;

     (b)  goodwill or other intangible assets;

     (c)  amounts set aside for taxation;

     (d)  minority interests in subsidiaries;

     (e) so far as not otherwise excluded as attributable to minority interests, the amount by which the book value of any asset has been written up after the date of this Agreement by way of revaluation. However, no deduction shall be made to the extent that a revaluation is based on, and the written-up value does not exceed the value shown by, a written valuation prepared by a suitable independent professional valuer; and

     (f) any dividend or other distribution declared, recommended or made by the Borrower out of profits earned up to and including the balance sheet date but not provided for in it;

     "New Bank" means a bank or financial institution to which a Bank seeks to transfer all or part of its rights and/or obligations in accordance with Clause 25(C);

     "New Debt" means any debt incurred or to be incurred by the Borrower after the date of this Agreement which satisfies the following criteria:-

     (1) such debt shall be granted on an unsecured basis and shall rank pari passu with the payment obligations of the Borrower under this Agreement;

     (2) the proceeds of such debt shall be utilised to fund Capital Expenditures to enable the Borrower to achieve a production rate of up to 43,000 wafer starts per month;

     (3) the scheduled date for the repayment in full of the principal in respect of such debt shall not be earlier than the final Repayment Date; and

     (4) the aggregate amount of all such debt shall not exceed US$350,000,000 (or its equivalent);

     "Operating Costs" means, at any time, the operating costs of the Borrower as construed in accordance with generally accepted accounting principles in the United States of America and as set out in the Business Plan current at such time;

     "Outstandings" means, in relation to a Bank at any particular time, the sum of:-

     (1) (where that Bank is a Guarantor Bank) that Bank's share of the Guarantee Outstanding Amount at that time; and

     (2) that Bank's share, if any, of the Advances outstanding at that time (and, for the purposes of the determination of the Majority Banks under this Agreement at any particular time, there shall be taken into account the Singapore Dollar Equivalent (as determined by the Agent) of the Advances);

     "Phase 1 Advances" means the Advances as defined in the Phase 1 Credit Agreement;

     "Phase 1 Credit Agreement" means a credit agreement (as supplemented by a first supplemental agreement dated 14th December, 1998, a second supplemental agreement dated 9th November, 1999 and a third supplemental agreement to be entered into between the parties to the Phase 1 Credit Agreement) dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) Den Danske Bank Aktieselskab, Singapore Branch, as senior lead manager, (4) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, as lead manager, (5) The Sanwa Bank, Limited, Singapore Branch, as manager, (6) the Guarantor Banks named therein, as guarantor banks, (7) the Lending Banks named therein, as lending banks, and (8) ABN AMRO Bank N.V., Singapore Branch, as agent (and any reference to the Phase 1 Credit Agreement includes the Phase 1 Credit Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Phase 1 Credit Agreement);

     "Plant" means the wafer fabrication plant constructed by the Borrower as part of the Project;

     "Potential Event of Default" means any event or circumstance which, if it continued after the giving of any notice, the expiry of any grace period, and/or (as the case may be) the making of any determination by the Majority Banks, provided for in Clause 17(A), would become an Event of Default;

     "Project" means the construction and operation of a wafer fabrication plant by the Borrower located at Private Lot A12787(d) at 60 Woodlands Industrial Park D, Singapore;

     "Project Account" means the account (account number: 0-811428-027) established and maintained or to be established and maintained by the Borrower with the Project Account Bank;

     "Project Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "Project Account Charge" means a charge of the Project Account from the Borrower in favour of the Security Trustee, substantially in the form of Appendix B (or in such other form as may be agreed by the Borrower, the Agent and the Banks);

     "Project Agreements" means the agreements identified as such by the Borrower and the Banks prior to the date of this Agreement;

     "Reference Banks" means the respective principal Singapore offices of ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore Branch, Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch;

     "Repayment Dates" means the dates falling 42, 48, 54, 60, 66 and 72 months from the date of this Agreement;

     "Restricted Payments" means any payment by the Borrower of interest, principal or any other sum in relation to Subordinated Indebtedness or any dividends, distribution or any other payment by way of return on capital of or other investment in the Borrower or any repayment, redemption, repurchase or return of its capital or any such other investment;

     "Second Scheduled Completion Date" means 31st December, 2001;

     "Secured Creditors" means all parties for the time being to this Agreement other than the Borrower (and includes their respective successors and assigns);

     "Security Documents" means the DSRA Account Charge, the Project Account Charge, the Shareholders Undertaking, the Trust Deed and any and every other document from time to time executed (whether by the Borrower or otherwise) to guarantee, secure or otherwise assure the performance of the obligations of the Borrower under or in connection with this Agreement;

     "Shareholders Undertaking" means an agreement between (1) the Borrower,
     (2) the Shareholders and (3) the Agent, substantially in the form of Appendix D (or in such other form as may be agreed by the Borrower, the Shareholders, the Agent and the Banks);

     "Shareholders" means CSM, EDBI and ATE;

     "Singapore Business Day" means a day (other than Saturday or Sunday) on which commercial banks are open for business in Singapore;

     "Singapore Dollar Equivalent" means, on any day in relation to an amount denominated in a currency other than Singapore Dollars, the amount in Singapore Dollars (as determined by the Agent) which the Agent is able to purchase with such amount in that currency on such day at the rate certified by the Agent to be the spot exchange rate of the Agent for the purchase in Singapore of Singapore Dollars with that currency at or about 11 a.m. on the second Singapore Business Day before such day;

     "Singapore Dollar(s)" and "S$" mean the lawful currency of Singapore;

     "Subordinated Indebtedness" means any indebtedness of the Borrower to the Shareholders which is subordinated to the Borrower's obligations under the Financing Documents pursuant to the terms of the Shareholders Undertaking;

     "Tranche A Advance" means an advance made or to be made by the Lending Banks to the Borrower under the Tranche A Term Commitments or, as the case may be, the outstanding principal amount of any such advance;

     "Tranche A Term Commitment" means, in relation to a Lending Bank and subject as provided in this Agreement, the amount set opposite its name in Part A of Schedule 1;

     "Tranche A Term Loan Facility" means the term loan facility granted by the Lending Banks to the Borrower under Clause 2(A);

     "Tranche B Advance" means an advance made or to be made by the Guarantor Banks to the Borrower under the Tranche B Term Commitments or, as the case may be, the outstanding principal amount of such advance;

     "Tranche B Term Commitment" means, in relation to a Guarantor Bank and subject as provided in this Agreement, the amount set opposite its name in Part C of Schedule 1;

     "Tranche B Term Loan Facility" means the term loan facility granted by the Guarantor Banks to the Borrower under Clause 2(C);

     "Threshold Production Date" means the date on which the Plant achieves a production rate of 9,000 wafer starts per month;

     "Transfer Notice" means a notice substantially in the form set out in
     Schedule 2;

     "Trust Deed" means a trust deed between (1) the Borrower and (2) the Security Trustee, substantially in the form of Appendix E (or in such other form as may be agreed by the Borrower, the Agent and the Banks); and

     "US Dollar(s)" and "US$" mean the lawful currency of the United States of America.

(B) Construction of Certain References: Except to the extent that the context requires otherwise, any reference in this Agreement to:-

     an "Act of Parliament" or any Section of, Schedule to or other provision of an Act of Parliament shall be construed, at any particular time, as including a reference to any modification, extension or re-enactment thereof then in force and all instruments, orders and regulations then in force and made under or deriving validity from the relevant Act or provision;

     an "agency" of a state includes any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, that state;

     the "assets" of any person means all or any part of its business, undertaking, property, assets, revenues (including any right to receive revenues) and uncalled capital;

     "borrowed money" includes any indebtedness for or in respect of money borrowed or raised (whether or not for cash), by whatever means (including acceptances, with recourse discounting and factoring, finance leases, hire-purchase, sale-and-leaseback, sale-and-repurchase and any form of "off-balance sheet" financing but shall, for the avoidance of doubt, exclude operating leases and credit sales on normal commercial terms in the ordinary course of trading);

     "consent" also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration (and references to obtaining consents shall be construed accordingly);

     a "directive" includes any present or future directive, regulation, request, requirement, rule or credit restraint programme of any agency of any state or of any self-regulating organisation (but, if not having the force of law, only if compliance with the directive is in accordance with the general practice of persons to whom the directive is intended to apply);

     "disposal" includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, licence, reservation, waiver, compromise, release of security, dealing with or the granting of any option or right or interest whatsoever or any agreement for any of the same and "dispose" means to make a disposal, and "acquisition" and "acquire" shall be construed mutatis mutandis;

     a "guarantee" also includes an indemnity, and any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person (and "guaranteed" and "guarantor" shall be construed accordingly);

     "indebtedness" includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) for the payment or repayment of money;

     a "law" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatsoever (and "lawful" and "unlawful" shall be construed accordingly);

     something having a "material adverse effect" on:-

     (1) the Borrower is to it having a material adverse effect (a) on its financial condition, or (b) on its ability to perform and comply with its obligations under any Financing Document; or

     (2)  any of the Shareholders is to it having a material adverse effect
          (a) on its financial condition or (b) on its ability to perform and comply with its obligations under the Shareholders Undertaking or any other Financing Document;

     a "month" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it commences or, where there is no date in the next calendar month numerically corresponding as aforesaid, the last day of such calendar month, and "months" and "monthly" shall be construed accordingly;

     any "obligation" of any person under this Agreement or any other agreement or document shall be construed as a reference to an obligation expressed to be assumed by or imposed on it under this Agreement or, as the case may be, that other agreement or document (and "due", "owing", "payable" and "receivable" shall be similarly construed);

     a "person" includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality);

     "related corporations" has the meaning ascribed to it in Section 6 of the Companies Act, Chapter 50 of Singapore;

     "security" includes any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any other agreement or arrangement having substantially the same economic effect (including any "hold-back" or "flawed asset" arrangement) (and "secured" shall be construed accordingly);

     "subsidiary" has the meaning ascribed to it in Section 5 of the Companies Act, Chapter 50 of Singapore;

     "tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed;

     "tax on overall net income" of a person shall be construed as a reference to tax (other than tax deducted or withheld from any payment) imposed on that person by the jurisdiction in which its principal office is located on
     (1) the net income, profits or gains of that person worldwide or (2) such of its net income, profits or gains as arise in or relate to that jurisdiction;

     a "time of the day" is to Singapore time unless otherwise stated; and

     the "winding-up" of a person also includes the amalgamation, reconstruction, reorganisation, administration, judicial management, dissolution, liquidation, merger or consolidation of that person, and any equivalent or analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets.

(C) Miscellaneous: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words (including words defined herein) denoting the singular number only shall include the plural and vice versa. The words "written" and "in writing" include any means of visible reproduction. References to "Appendices", "Clauses" and "Schedules" are to be construed as references to the appendices to, clauses of, and schedules to, this Agreement. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.


2.   THE FACILITIES

(A) Tranche A Term Loan Facility: (1) The Lending Banks grant to the Borrower a US$680,000,000 term loan facility upon the terms and subject to the conditions of this Agreement.

     (2) The Lending Banks will participate in the Tranche A Advances to be made under that facility in the manner specified in Clause 6.

(B) Guarantee Facility: (1) The Guarantor Banks grant to the Borrower a S$240,000,000 guarantee facility, upon the terms and subject to the conditions of this Agreement.

     (2) The Guarantor Banks will participate in the EDB Guarantee to be issued under that facility in the manner specified in Clause 4.

(C) Tranche B Term Loan Facility: (1) The Guarantor Banks grant to the Borrower a US$140,000,000 term loan facility, upon the terms and subject to the conditions of this Agreement.

     (2) The Guarantor Banks will participate in the Tranche B Advances to be made under that facility in the manner specified in Clause 6.

(D) Purpose: The Borrower shall use the entire proceeds of each Advance and the EDB Loan to finance the operation (including equipment purchase and installation) of wafer fabrication facilities of the Borrower at the Plant, but none of the Arranging Parties, the Agent, the Security Trustee nor any Bank need check that it does so.


3.   CONDITIONS PRECEDENT

     The Borrower may not make its request for the issue of the EDB Guarantee and may not make its first request for an Advance until the Agent has confirmed to it and the Banks that the Agent has received documents appearing to the Agent to comply with the requirements of Schedule 3 and to be satisfactory, which confirmation shall be given as soon as practicable following receipt of all such documents.


4.   ISSUE OF EDB GUARANTEE

(A) Issue Conditions: Subject to the provisions of this Agreement, the EDB Guarantee will be issued by the Guarantor Banks at the request of the Borrower if the following additional conditions are fulfilled:-

     (1) not later than 10 a.m. on the tenth Singapore Business Day before the proposed date of the issue of the EDB Guarantee (or, as the case may be, such later time as may be acceptable to the Agent and the Guarantor Banks for the purpose of the request), the Agent has received from the Borrower:-

          (a) a notice substantially in the form set out in Schedule 4 specifying:-

               (i) the proposed date of the issue of the EDB Guarantee, which must be a Singapore Business Day falling on or before the Commitment Termination Date relating to the Guarantee Commitments;

               (ii) the maximum amount of the Guarantee Outstanding Amount, which must be equal to or less than the total amount of the Guarantee Commitments of all the Guarantor Banks; and

               (iii) the proposed date for the expiry of the EDB Guarantee, which must not be later than 30th September, 2006; and

          (b)  a certified copy of the EDB Loan Agreement;

     (2) the Borrower has not served a notice requesting for the making of any Tranche B Advance under Clause 6(B) prior to the receipt by the Agent of the notice referred to in paragraph (1)(a) above;

     (3) all representations and warranties in Clause 14 (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all material respects if repeated on the proposed date of the issue of the EDB Guarantee by reference to the circumstances then existing;

     (4) no Event of Default or Potential Event of Default has occurred on or before the proposed date of the issue of the EDB Guarantee and is continuing or will occur as a result of the issue of the EDB Guarantee, other than any waived in accordance with Clause 26(B); and

     (5) not later than 10 a.m. on the proposed date of the issue of the EDB Guarantee, the Agent has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to any of the Financing Documents as it may reasonably request not later than 10 a.m. on the second Business Day before the proposed date of the issue of the EDB Guarantee as a result of circumstances which have arisen or come to its attention since the date of this Agreement.

(B) Notification of Issue Request: The Agent shall promptly notify each Guarantor Bank of the proposed date of the issue of the EDB Guarantee.

(C) Issue of EDB Guarantee: The EDB Guarantee shall be substantially in the form of Appendix C with such amendments as shall have been agreed between the Borrower, the Guarantor Banks and EDB and shall be completed with the particulars specified in the request of the Borrower referred to in sub-Clause (A). Subject to this sub-Clause (C), on or prior to the proposed date of the issue of the EDB Guarantee, each Guarantor Bank shall execute the EDB Guarantee (or a counterpart of the EDB Guarantee) and shall deliver the executed document to the Agent for onward transmission to EDB.

(D) Obligations Several: No Guarantor Bank shall be liable for the failure of any other Guarantor Bank to fulfil its obligations under, or in respect of, the EDB Guarantee and the Borrower shall not be released from its obligations towards the other Guarantor Banks in case of such failure.


5.   INDEMNITY TO GUARANTOR BANKS

(A) Indemnity: In consideration of the Guarantor Banks agreeing to issue the EDB Guarantee at the request of the Borrower or otherwise acting under or in connection with this Agreement:-

     (1) the Borrower hereby unconditionally and irrevocably undertakes to and agrees with each of the Guarantor Banks that it will at all times fully indemnify and save harmless each of the Guarantor Banks from and against any and all actions, proceedings, liabilities, claims, demands, losses, damages, charges, costs and expenses of whatever nature which the Guarantor Banks or any of them may at any time and from time to time directly or indirectly sustain, incur or suffer
          (a) by reason of any claim or demand made under the EDB Guarantee or its payment of any claim or liability under or in connection with the EDB Guarantee or otherwise in connection with or arising out of the EDB Guarantee, (b) by reason of this Agreement, (c) as a result of any default by the Borrower in the due and punctual payment of any sum payable by it under or in connection with this Agreement or the EDB Loan Agreement and/or (d) as a result of any default by the Borrower in the due and punctual performance of any of its other obligations under this Agreement or the EDB Loan Agreement (excluding, for the avoidance of doubt, any actions, proceedings, liabilities, claims, demands, losses, damages, charges, costs and expenses incurred by any of the Guarantor Banks by reason of its negligence or wilful misconduct or those of its officers, employees or agents) Provided That, for the avoidance of doubt, in the event that the EDB Guarantee is not issued, the Borrower shall not be obliged to indemnify any of the Guarantor Banks under this Clause 5(A)(1);

     (2) without prejudice to the generality of the provisions of paragraph (1), the Borrower covenants and undertakes to pay to each of the Guarantor Banks by way of indemnity at any time and from time to time immediately upon demand by the Agent or that Guarantor Bank all moneys and liabilities whatsoever which may from time to time be claimed or demanded from that Guarantor Bank or which that Guarantor Bank may pay or is liable to pay or sustain, incur or suffer under or by reason of or in connection with the EDB Guarantee (excluding, for the avoidance of doubt, any moneys or liabilities sustained, incurred or suffered by any of the Guarantor Banks by reason of its negligence or wilful misconduct or those of its officers, employees or agents). The Borrower shall make payment to the Agent or that Guarantor Bank following such claim or demand notwithstanding that at the time of the claim or demand that Guarantor Bank is not liable under or required by law to make any payment under or in connection with the EDB Guarantee and notwithstanding any other fact or circumstance which may constitute a defence or discharge to that Guarantor Bank in respect of the claim or demand made against it under or in connection with the EDB Guarantee; and

     (3) the Borrower further agrees to pay to each of the Guarantor Banks on demand interest on all sums demanded by the Agent or that Guarantor Bank from it pursuant to the provisions of this sub-Clause (A) from and including the relevant due date of demand for payment of the same until the date of actual payment (both before and after judgment), part of a day being treated as a complete day. Interest payable pursuant to the provisions of this paragraph (3) shall be calculated and paid at the rate per annum (as determined by the Agent) equal to the sum of 0.625 per cent. and the cost to that Guarantor Bank of funding such sums for such period or periods as that Guarantor Bank may determine by whatever means it reasonably determines to be most appropriate (including the cost to that Guarantor Bank occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). Such interest shall accrue from day to day and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. In this paragraph (3), the expression "due date of demand for payment" means the date on which that Guarantor Bank has made a payment under or in connection with the EDB Guarantee in respect of which that Guarantor Bank's right to indemnity arises under this sub-Clause (A) (whether or not a demand for indemnity under this sub-Clause (A) was actually made by that Guarantor Bank on that day).

(B) Further Authority: The Guarantor Banks may at all times immediately pay, discharge and satisfy upon demand by EDB any amounts claimed by EDB under or in connection with the EDB Guarantee without any reference or further authority from the Borrower, without further investigation or inquiry and without inquiring and without requiring proof or the agreement of the Borrower that the amounts so demanded are due and notwithstanding that the Borrower disputes the validity of any such demands or payments (whether or not such dispute is disclosed to any of the Guarantor Banks). The Guarantor Banks need not concern themselves with the propriety of any claim or demand made or purported to be made under or in connection with the EDB Guarantee and it shall not be a defence to any demand made of the Borrower, nor shall the liability of the Borrower under this Clause be affected or impaired by the fact that any of the Guarantor Banks was or might have been justified in refusing payment in whole or in part of the amounts so demanded.

(C) Good Faith: The Borrower further agrees that any action or step taken by any of the Guarantor Banks in good faith under or in connection with this Agreement shall be binding on it and shall not place that Guarantor Bank under any liability to it.

(D) Obligations Continuing: The obligations of the Borrower under this Clause are and will remain in full force and effect by way of continuing security until no sum remains payable by the Borrower under this Agreement or by any of the Guarantor Banks under the EDB Guarantee and the Guarantee Commitments cease to remain in effect. Furthermore, those obligations are additional to, and not instead of, any other agreement, security, indemnity, guarantee, right, remedy or lien at any time existing in favour of any person, whether from the Borrower or otherwise.

(E) No Discharge: The Borrower shall not be discharged, nor shall its liability under this Clause or any other provision of this Agreement be affected, by any matter or thing whatsoever (including, without limitation, (1) any time, indulgence, waiver, forbearance, concession or consent at any time given to any of the Guarantor Banks, the Borrower, any Shareholder or any other person,
(2) any amendment or supplement to any provision of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien, (3) the making or absence of any demand on the Borrower, any Shareholder or any other person for payment, (4) the enforcement or absence of enforcement of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien, (5) the taking, existence or release of any agreement, security, indemnity, guarantee, right, remedy or lien, (6) the insolvency, winding-up, amalgamation, reconstruction or reorganisation of the Borrower, any Shareholder or any other person (or the commencement of any of the foregoing) and (7) the illegality, invalidity or unenforceability of, or any defect in, any provision of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien or of any obligations of the Borrower under this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien).

(F) Non-Amendment of EDB Guarantee: Each of the Guarantor Banks agree with the Borrower that (without prejudice to the obligations of the Borrower under or in connection with this Agreement), they will not amend or agree to any amendment of the EDB Guarantee without the prior consent in writing of the Borrower. Notwithstanding the foregoing provisions of this sub-Clause (F), nothing in this sub-Clause (F) shall affect or prejudice the obligations of the Borrower under or in connection with this Agreement or release the Borrower from any of its obligations under or in connection with this Agreement (notwithstanding any amendment made to the EDB Guarantee without the prior consent in writing of the Borrower).


6.   ADVANCES

(A) Tranche A Advances: (1) Subject to the provisions of this Agreement, Tranche A Advances will be made by the Lending Banks to the Borrower at its request if the following additional conditions are fulfilled:-

     (a) not later than 10 a.m. on the fourth Business Day before the proposed date of the relevant Tranche A Advance (or, as the case may be, such later time as may be acceptable to the Agent and the Lending Banks for the purpose of the relevant request), the Agent has received from the Borrower a notice substantially in the form set out in Schedule 5 specifying:-

          (i) the proposed date of that Tranche A Advance, which must be a Business Day falling on or before the Commitment Termination Date relating to the Tranche A Term Commitments;

          (ii) the amount of that Tranche A Advance, which must be equal to or less than the Available Tranche A Facility and, if less than the Available Tranche A Facility, must be US$5,000,000 or a higher integral multiple of US$1,000,000;

          (iii) the duration of the first Interest Period relating to that Tranche A Advance, which must be in accordance with Clause 9(A); and

          (iv) details of the bank (which must be in New York City) and account to which the Borrower wishes the proceeds of that Tranche A Advance to be made available by the Agent;

     (b) none of the events mentioned in Clause 12(C)(1) occurs in relation to the first Interest Period for that Tranche A Advance;

     (c) all representations and warranties in Clause 14 (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all material respects if repeated on the proposed date of that Tranche A Advance by reference to the circumstances then existing;

     (d) no Event of Default or Potential Event of Default has occurred on or before the proposed date of that Tranche A Advance and is continuing, or will occur as a result of making that Tranche A Advance, other than any waived in accordance with Clause 26(B); and

     (e) not later than 10 a.m. on the proposed date of that Tranche A Advance, the Agent has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to any of the Financing Documents as it may reasonably request not later than 10 a.m. on the second Business Day before the proposed date of that Tranche A Advance as a result of circumstances which have arisen or come to its attention since the date of this Agreement.

     (2) The Agent shall promptly (and in any event by 5 p.m. on the third Business Day before the proposed date of each Tranche A Advance) notify each Lending Bank of the proposed date of, and the amount of that Lending Bank's share of, each Tranche A Advance.

     (3) Each Lending Bank will participate in each Tranche A Advance to be made to the Borrower under this Agreement in the proportion borne by its Available Tranche A Commitment to the Available Tranche A Facility when the Agent receives the notice requesting that Tranche A Advance (unless, between then and the time for making that Tranche A Advance, its Available Tranche A Commitment is reduced to zero, in which case the amount of that Tranche A Advance will be reduced accordingly).

(B) Tranche B Advances: (1) Subject to the provisions of this Agreement, Tranche B Advances will be made by the Guarantor Banks to the Borrower at its request if the following additional conditions are fulfilled:-

     (a) not later than 10 a.m. on the fourth Business Day before the proposed date of the relevant Tranche B Advance (or, as the case may be, such later time as may be acceptable to the Agent and the Guarantor Banks for the purpose of the relevant request), the Agent has received from the Borrower a notice substantially in the form set out in Schedule 5 specifying:-

          (i) the proposed date of that Tranche B Advance, which must be a Business Day falling on or before the Commitment Termination Date relating to the Tranche B Term Commitments;

          (ii) the amount of that Tranche B Advance, which must be equal to or less than the Available Tranche B Facility and, if less than the Available Tranche B Facility, must be US$5,000,000 or a higher integral multiple of US$1,000,000;

          (iii) the duration of the first Interest Period relating to that Tranche B Advance, which must be in accordance with Clause 9(A); and

          (iv) details of the bank (which must be in New York City) and account to which the Borrower wishes the proceeds of that Tranche B Advance to be made available by the Agent;

     (b) the Borrower has not served a notice requesting for the issuance of the EDB Guarantee under Clause 4(A) prior to the receipt by the Agent of the notice referred to in paragraph 1(a) above;

     (c) none of the events mentioned in Clause 12(C)(2) occurs in relation to the first Interest Period for that Tranche B Advance;

     (d) all representations and warranties in Clause 14 (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all material respects if repeated on the proposed date of that Tranche B Advance by reference to the circumstances then existing;

     (e) no Event of Default or Potential Event of Default has occurred on or before the proposed date of that Tranche B Advance and is continuing, or will occur as a result of making that Tranche B Advance, other than any waived in accordance with Clause 26(B); and

     (f) not later than 10 a.m. on the proposed date of that Tranche B Advance, the Agent has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to any of the Financing Documents as it may reasonably request not later than 10 a.m. on the second Business Day before the proposed date of that Tranche B Advance as a result of circumstances which have arisen or come to its attention since the date of this Agreement.

     (2) The Agent shall promptly (and in any event by 5 p.m. on the third Business Day before the proposed date of each Tranche B Advance) notify each Guarantor Bank of the proposed date of, and the amount of that Guarantor Bank's share of, each Tranche B Advance.

     (3) Each Guarantor Bank will participate in each Tranche B Advance to be made to the Borrower under this Agreement in the proportion borne by its Available Tranche B Commitment to the Available Tranche B Facility when the Agent receives the notice requesting that Tranche B Advance (unless, between then and the time for making that Tranche B Advance, its Available Tranche B Commitment is reduced to zero, in which case the amount of that Tranche B Advance will be reduced accordingly).


7.   REPAYMENT AND PREPAYMENT

(A) Repayment: (1) Subject as otherwise provided in this Agreement, the Tranche A Advances outstanding at the end of the Commitment Termination Date relating to the Tranche A Term Commitments shall be repaid by the Borrower in six equal semi-annual instalments, one instalment falling due on each Repayment Date. For the avoidance of doubt, the Borrower shall repay any outstanding Tranche A Advance in full on the Final Maturity Date.

     (2) Subject as otherwise provided in this Agreement, the Tranche B Advances outstanding at the end of the Commitment Termination Date relating to the Tranche B Term Commitments shall be repaid by the Borrower in six equal semi-annual instalments, one instalment falling due on each Repayment Date. For the avoidance of doubt, the Borrower shall repay any outstanding Tranche B Advance in full on the Final Maturity Date.

(B) Prepayment of All Banks: (1) The Borrower may prepay any Tranche A Advance, or any part of it which is US$10,000,000 or a higher integral multiple of US$1,000,000 thereof without premium or penalty on any Interest Payment Date relating to that Tranche A Advance after the Commitment Termination Date relating to the Tranche A Term Commitments if it gives to the Agent not less than ten days' notice of the Tranche A Advance to be prepaid and the date and amount of the prepayment. Any such prepayment must be accompanied by accrued interest on the amount prepaid and by any other sum then due under this Agreement.

     (2) The Borrower may prepay any Tranche B Advance, or any part of it which is US$10,000,000 or a higher integral multiple of US$1,000,000 thereof without premium or penalty on any Interest Payment Date relating to that Tranche B Advance after the Commitment Termination Date relating to the Tranche B Term Commitments if it gives to the Agent not less than ten days' notice of the Tranche B Advance to be prepaid and the date and amount of the prepayment. Any such prepayment must be accompanied by accrued interest on the amount prepaid and by any other sum then due under this Agreement.

(C) Of Certain Banks: (1) If (a) the Borrower becomes obliged to pay any tax or other amount for the account of any Lending Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Lending Bank under Clause 12(D)(1)(a), and (b) the Borrower gives to that Lending Bank not less than seven days' notice of the date of prepayment, the Borrower may prepay all (but not part only) of that Lending Bank's share of the Tranche A Advances without premium or penalty at any time. Upon the Agent receiving that notice, that Lending Bank's Commitment (if any) shall be cancelled. Any such prepayment must be accompanied by accrued interest on that Lending Bank's share of the Tranche A Advances and by any other sum then due to that Lending Bank under Clause 19(A) or any other provision of this Agreement.

     (2) If (a) the Borrower becomes obliged to pay any tax or other amount for the account of any Guarantor Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Guarantor Bank under Clause 12(D)(2)(a), and (b) the Borrower gives to that Guarantor Bank not less than seven days' notice of the date of prepayment, the Borrower may prepay all (but not part only) of that Guarantor Bank's share of the Tranche B Advances without premium or penalty at any time. Upon the Agent receiving that notice, that Guarantor Bank's Commitment (if any) shall be cancelled. Any such prepayment must be accompanied by accrued interest on that Guarantor Bank's share of the Tranche B Advances and by any other sum then due to that Guarantor Bank under Clause 19(A) or any other provision of this Agreement.

(D) Effect of Prepayments: (1) Any prepayment under sub-Clause (B)(1) will be applied in or towards repaying the remaining repayment instalments of the Tranche A Advances under sub-Clause (A)(1) in inverse order of maturity.

     (2) Any prepayment under sub-Clause (B)(2) will be applied in or towards repaying the remaining repayment instalments of the Tranche B Advances under sub-Clause (A)(2) in inverse order of maturity.

(E) Miscellaneous: Any notice of prepayment given by the Borrower under this Agreement will oblige the Borrower to prepay in accordance with that notice. The Borrower may not repay or prepay all or any part of the Advances except as expressly provided in this Agreement and may not re-borrow any amount repaid or prepaid.


8.   CANCELLATION

(A) Of All Banks: (1) The Borrower may cancel the Available Tranche A Facility, or any part of it which is US$10,000,000 or a higher integral multiple of US$1,000,000, without premium or penalty, at any time before the Commitment Termination Date relating to the Tranche A Term Commitments by giving to the Agent not less than ten days' notice of the date and amount of the cancellation. Any such partial cancellation shall reduce each Lending Bank's Tranche A Term Commitment rateably.

     (2) The Borrower may cancel the Guarantee Commitments in full or any part of it which is S$15,000,000 or a higher integral multiple of S$1,500,000, without premium or penalty, at any time before the Commitment Termination Date relating to the Guarantee Commitments by giving to the Agent not less than ten days' notice of the date and amount of the cancellation. Any such partial cancellation shall reduce each Guarantor Bank's Guarantee Commitment rateably.

     (3) The Borrower may cancel the Available Tranche B Facility, or any part of it which is US$10,000,000 or a higher integral multiple of US$1,000,000, without premium or penalty, at any time before the Commitment Termination Date relating to the Tranche B Term Commitments by giving to the Agent not less than ten days' notice of the date and amount of the cancellation. Any such partial cancellation shall reduce each Guarantor Bank's Tranche B Term Commitment rateably.

(B) Of Certain Banks: (1) If the Borrower becomes obliged to pay any tax or other amount for the account of any Lending Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Lending Bank under Clause 12(D)(1), the Borrower may cancel all (but not part only) of that Lending Bank's Tranche A Term Commitment without premium or penalty at any time before the

Commitment Termination Date relating to the Tranche A Term Commitment by giving to that Lending Bank not less than ten days' notice of the date of the cancellation.

     (2) If the Borrower becomes obliged to pay any tax or other amount for the account of any Guarantor Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Guarantor Bank under Clause 12(D)(2), the Borrower may cancel all (but not part only) of that Guarantor Bank's Guarantee Commitment and that Guarantor Bank's Tranche B Term Commitment without premium or penalty at any time before the Commitment Termination Date relating to the Tranche B Term Commitment by giving to that Guarantor Bank not less than ten days' notice of the date of the cancellation.

(C) Deemed Cancellation: (1) The Guarantee Commitments shall be deemed to be cancelled in full, without premium or penalty, on the earlier of (a) date on which the first Tranche B Advance is made under this Agreement and (b) the Commitment Termination Date relating to the Guarantee Commitments.

     (2) The Tranche B Term Commitments shall be deemed to be cancelled in full, without premium or penalty, on the date on which the EDB Guarantee is issued in accordance with the terms of this Agreement.

(D) Cancellation Rights Limited: The Borrower may not cancel all or any part of the Commitments except as expressly provided in this Agreement and any amount cancelled shall not be reinstated.


9.   INTEREST

(A) Interest Periods: Interest shall be calculated on each Advance by reference to successive Interest Periods. Each Interest Period shall apply to all Advances made or outstanding on the first day of that Interest Period and shall be of one, three or six months' duration, as selected by the Borrower in a notice received by the Agent no later than 10 a.m. on the fourth Business Day before the first day of that Interest Period, except as follows:-

     (1) the first Interest Period relating to any Advance shall begin on the proposed date of that Advance and shall end (in the case of the first Advance) one, three or six months thereafter, as so selected by the Borrower and (in the case of any subsequent Advance) on the same date as the then current Interest Period relating to the first Advance;

     (2) if the Borrower wishes to select an Interest Period commencing on or after 1st January and ending beyond 30th June in each year, it shall instead end on 30th June of that year and if the Borrower wishes to select an Interest Period commencing on or after 1st July and ending beyond 31st December in each year, it shall instead end on 31st December of that year; and

     (3) subject to the above exceptions, any Interest Period for which no such selection notice is received by the Agent shall be of six months duration.

For the avoidance of doubt, in the event that no Tranche B Advance is made under this Agreement, no interest will be payable by the Borrower in respect thereof and the Borrower shall only be obliged to pay the guarantee fee as set out in Clause 10(A).

(B) Normal Interest Rate: The rate of interest applicable to an Advance for all or any part of a particular Interest Period relating to that Advance shall be the rate per annum (as determined by the Agent) equal to the sum of the Margin and the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the respective rates which are quoted as of 11 a.m. on the second Business

Day before the first day of that Interest Period on the page "LIBO" of the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page for the purpose of displaying London inter-bank US Dollar offered rates of leading reference banks) as being the interest rates offered in the London inter-bank market for US Dollar deposits for the same period as that Interest Period (or, if the periods are not the same, such period as the Agent determines to be substantially the same) but:-

     (1) if only two or three such offered quotations appear, the relevant arithmetic mean (rounded as mentioned above) shall be determined on the basis of those offered quotations; and

     (2) if no, or only one, such offered quotation appears, the relevant arithmetic mean (rounded as mentioned above) shall be determined on the basis of the respective rates (as quoted to the Agent at its request) at which each Reference Bank is offering US Dollar deposits for that Interest Period in an amount comparable to the Advance to which that Interest Period relates to prime banks in the London inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period. If any Reference Bank does not supply any quotation required from it for the purpose of this Agreement, the relevant arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) shall be determined on the basis of the quotations supplied by the remaining Reference Banks.

(C)  Notification of Interest Periods and Rates: The Agent shall promptly notify
(1) the Borrower and the Lending Banks of each rate of interest determined in accordance with sub-Clause (B) in relating to the Tranche A Advances and (2) the Borrower and the Guarantor Banks of each rate of interest determined in accordance with sub-Clause (B) in relation to the Tranche B Advances.

(D) Payment of Interest: Subject as otherwise provided in this Agreement, on each Interest Payment Date relating to an Advance, the Borrower shall pay the unpaid interest accrued during the relevant Interest Period on that Advance at the rate applicable to the relevant Interest Period.


10.  FEES

(A) Guarantee Fee: The Borrower shall pay to the Guarantor Banks a guarantee fee accruing from day to day during each Guarantee Fee Payment Period at the rate per annum equal to the Margin in respect of such Guarantee Fee Payment Period on the Guarantee Outstanding Amounts, if any, under the EDB Guarantee during such Guarantee Fee Payment Period. The guarantee fee shall be payable in Singapore Dollars on each Guarantee Fee Payment Date and on the Expiry Date.

(B) Commitment Fee: (1) The Borrower shall pay to each Lending Bank a commitment fee at the rate of 0.25 per cent. per annum on the amount of each Lending Bank's Available Tranche A Commitment from day to day during the period beginning on the date of this Agreement and ending on the Commitment Termination Date relating to the Tranche A Term Commitments. The commitment fee payable under this paragraph (1) shall be payable in arrear quarterly from the date of this Agreement and on the Commitment Termination Date relating to the Tranche A Term Commitments or any earlier date on which that Lending Bank's Available Tranche A Commitment first equals zero.

     (2)  The Borrower shall pay to each Guarantor Bank:-

          (a) a commitment fee (which shall be payable in Singapore Dollars) at the rate of 0.25 per cent. per annum on the amount of each Guarantor Bank's Guarantee Commitment from day to day during the period beginning on the date of this Agreement and ending on the earliest of the Commitment

               Termination Date relating to the Guarantee Commitments, the date of the issuance of the EDB Guarantee and the date on which that Guarantor Bank's Guarantee Commitment first equals zero. The commitment fee under this sub-paragraph (2)(a) shall be payable in arrear quarterly from the date of this Agreement and on the earliest of the Commitment Termination Date relating to the Guarantee Commitments, the date of the issuance of the EDB Guarantee and the date on which that Guarantor Bank's Guarantee Commitment first equals zero; and/or

          (b) a commitment fee (which shall be payable in United States Dollars) at the rate of 0.25 per cent. per annum on the amount of each Guarantor Bank's Available Tranche B Commitment from day to day during the period beginning on the date falling on the earlier of the Commitment Termination Date relating to the Guarantee Commitments and the date on which that Guarantor Bank's Guarantee Commitment first equals zero and ending on the earlier of the Commitment Termination Date relating to the Tranche B Term Commitments and the date on which that Guarantor Bank's Available Tranche B Commitment first equals zero. The commitment fee under this sub-paragraph (2)(b) shall be payable in arrear quarterly from the date falling on the earlier of the Commitment Termination Date relating to the Guarantee Commitments and the date on which that Guarantor Bank's Guarantee Commitment first equals zero and on the earlier of the Commitment Termination Date relating to the Tranche B Term Commitments and the date on which that Guarantor Bank's Available Tranche B Commitment first equals zero.

(C) Arrangement Fee: The Borrower shall pay to the Agent for the account of the Arranging Parties an arrangement fee in the amount, at the time and in the manner stated in a letter (the "Fee Letter") of today's date from the Agent to the Borrower and accepted by the Borrower.

(D) Agency Fee: The Borrower shall pay to the Agent for its own account an agency fee in the amounts, at the times and in the manner stated in the Fee Letter.


11.  TAXES

(A) Payments to be Free and Clear: All sums payable by the Borrower under this Agreement shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

(B) Grossing-up of Payments: (1) If the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Borrower under this Agreement, the Borrower shall pay such additional amount as is necessary to ensure that the Agent, the Security Trustee or, as the case may be, the Bank to which that sum is due receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

     (2) If the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent, the Security Trustee or, as the case may be, any Bank under this Agreement (except for a payment by the Agent or a Bank of tax on its own overall net income), the Borrower shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent, the Security Trustee or any Bank, shall reimburse it on demand for the amount paid by it.

     (3) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (2) to pay, the Borrower shall deliver to the Agent evidence satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

     (4) As soon as the Borrower is aware that any such deduction, withholding or payment is required (or of any change in any such requirement), it shall notify the Agent.

(C) Goods and Services Tax: The Borrower shall subject to the issue to it of a tax invoice complying with the Goods and Services Act (Cap. 117A) also pay to the Agent, the Security Trustee and each Bank on demand, in addition to any amount payable by the Borrower to the Agent or, as the case may be, the relevant Bank under this Agreement, any goods and services, value added or other similar tax payable in respect of that amount (and references in this Agreement to that amount shall (where appropriate) be deemed to include any such taxes payable in addition to it).

(D)  Refund of Tax Credits: If:-

     (1) the Borrower makes a payment under sub-Clause (B)(1) or (2) (a "Tax Payment") in respect of a payment to a Bank under this Agreement; and

     (2) that Bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse the Borrower such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (D) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.


12.  CHANGES IN CIRCUMSTANCES

(A) Illegality: (1) If at any time any Guarantor Bank reasonably determines that it is or will become unlawful or contrary to any directive of any agency of any state for it to allow all or part of its Guarantee Commitment to remain outstanding, to carry out all or any of its other obligations under this Agreement or all or any of its obligations under the EDB Guarantee, upon that Guarantor Bank notifying the Borrower (through the Agent):-

     (a) that Guarantor Bank's Guarantee Commitment shall be cancelled (but without prejudice to the obligations of that Guarantor Bank under the EDB Guarantee); or

     (b) the Borrower shall procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee on or prior to such date (the "Relevant Date") as that Guarantor Bank shall certify to be necessary to comply with the relevant law or directive but if the Borrower is unable for any reason to procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee by the Relevant Date, the Borrower shall pay to the Agent for the account of that Guarantor Bank on the Relevant Date an amount equal to that Guarantor Bank's share of the Guarantee Outstanding Amount (which shall be held by the Agent for the account of that Guarantor Bank and applied towards the discharge of the obligations of the Borrower to that Guarantor Bank under or in connection with this Agreement and shall only be released to the Borrower as and to the extent that the maximum contingent liability of the Borrower to that Guarantor Bank under this Agreement is reduced) and shall pay, on the date of payment of such amount, any sum then due from the Borrower to that Guarantor Bank under this Agreement.

Without prejudice to the other provisions of this paragraph (1) and any rights to which that Guarantor Bank may be entitled, in the event that the Borrower is unable for any reason to procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee by the Relevant Date, that Guarantor Bank may:-

     (i) prepay on behalf of the Borrower or purchase itself or procure the purchase by a nominee of all or any of the obligations of that Guarantor Bank under the EDB Guarantee, and any such prepayment or purchase shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such prepayment or purchase;

     (ii) negotiate any compromise, release, discharge, reduction or retirement of all or any part of the obligations of that Guarantor Bank under the EDB Guarantee and any payment made pursuant to the same shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such payment; and

     (iii) pay any amount received by it under sub-paragraph (b) above to EDB in exchange for such payment of a release by EDB, to the extent of such payment, of the obligations of that Guarantor Bank under the EDB Guarantee, and the provisions of Clause 5 shall apply to such payment by that Guarantor Bank as if such payment had been made pursuant to a demand by EDB under the EDB Guarantee.

     (2) If at any time any Guarantor Bank reasonably determines that it is or will become unlawful or contrary to any directive of any agency of any state for it to allow all or part of its Tranche B Term Commitment to remain outstanding, to make, fund or allow to remain outstanding all or part of its share of the Tranche B Advances and/or to carry out all or any of its other obligations under this Agreement, upon that Guarantor Bank notifying the Borrower (through the Agent):-

     (a)   that Guarantor Bank's Tranche B Term Commitment shall be cancelled;
           and

     (b) the Borrower shall prepay, without premium or penalty, that Guarantor Bank's share of each Tranche B Advance on such date as that Guarantor Bank shall certify to be necessary to comply with the relevant law or directive with all unpaid accrued interest thereon, all unpaid fees accrued to that Guarantor Bank and any other sum then due to that Guarantor Bank under Clause 19(A) or any other provision of this Agreement in respect of the amount prepaid.

     (3) If at any time any Lending Bank reasonably determines that it is or will become unlawful or contrary to any directive of any agency of any state for it to allow all or part of its Tranche

A Term Commitment to remain outstanding, to make, fund or allow to remain outstanding all or part of its share of the Tranche A Advances and/or to carry out all or any of its other obligations under this Agreement, upon that Lending Bank notifying the Borrower (through the Agent):-

     (a)   that Lending Bank's Tranche A Term Commitment shall be cancelled;
           and

     (b) the Borrower shall prepay, without premium or penalty, that Lending Bank's share of each Tranche A Advance on such date as that Lending Bank shall certify to be necessary to comply with the relevant law or directive with all unpaid accrued interest thereon, all unpaid fees accrued to that Lending Bank and any other sum then due to that Lending Bank under Clause 19(A) or any other provision of this Agreement in respect of the amount prepaid.

(B) Increased Costs: (1) If the Agent or (as the case may be) any Bank reasonably determines that as a result of (a) the introduction of or any change in, or in the interpretation or application of, any law (which shall for this purpose include any removal or modification of any exemption currently in force in favour of the Borrower) or (b) compliance by the Agent or that Bank with the introduction of or any change in, or the interpretation or application of, any directive of any agency of any state (including, without limitation, a directive which affects the manner in which that Bank allocates capital resources to its obligations under this Agreement):-

     (i) the cost to that Bank of maintaining all or any part of its Commitments and/or of making, maintaining or funding all or any part of its Outstandings or any overdue sum is increased; and/or

     (ii) any sum received or receivable by the Agent or (as the case may be) that Bank under this Agreement or the effective return to it under this Agreement or the overall return on its capital is reduced (except on account of tax on its overall net income); and/or

     (iii) the Agent or (as the case may be) that Bank makes any payment (except on account of tax on its overall net income) or forgoes any interest or other return on or calculated by reference to the amount of any sum received or receivable by it under this Agreement, the Borrower shall indemnify the Agent or (as the case may be) that Bank against that increased cost, reduction, payment or forgone interest or other return (except to the extent that it results from a deduction or withholding of tax) and, accordingly, shall from time to time on demand (whenever made) pay to the Agent for its own account or (as the case may be) for the account of that Bank the amount certified by it to be necessary so to indemnify it.

     (2) The indemnity given to a Bank by the Borrower in this sub-Clause (B) shall not apply to or in respect of any increased cost, reduction, payment or foregone interest or other return to the extent that it is attributable solely to the requirement of any central bank or other fiscal, monetary or other authority which regulates that Bank which is imposed on that Bank by reason of that Bank's misconduct and not generally imposed by that central bank or other fiscal, monetary or other authority on banks of the same or similar kind or class regulated by that central bank or other fiscal, monetary or other authority.

(C) Change in Market Conditions: (1) (a) If, in relation to any Interest Period relating to a Tranche A Advance:-

     (i) no, or only one, Reference Bank supplies a quotation as and when required by Clause 9(B); or

          (ii) the Agent is notified by the Lending Banks to whom more than 66 2/3 per cent. of that Tranche A Advance is (or, if made, would be) owing that (AA) they are unable to obtain matching deposits in the London inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period in sufficient amounts to fund their respective shares of that Tranche A Advance during that Interest Period, or (BB) the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the quotations used for fixing the interest rate under Clause 9(B) does not reflect the cost to those Lending Banks of obtaining such deposits, or (CC) by reason of circumstances affecting the London inter-bank market, adequate and fair means do not or will not exist for determining the rate of interest applicable to that Tranche A Advance for that Interest Period, the Agent shall promptly notify the Borrower and the Lending Banks.

     (b) The Agent (on behalf of and after consultation with the Lending Banks) shall then negotiate with the Borrower with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Tranche A Advance to which that Interest Period relates. Any alternative basis agreed in writing by the Agent (on behalf of and with the consent of all the Lending Banks) and the Borrower within 25 days of the Agent's notification of the event in question shall take effect in accordance with its terms.

     (c) If an alternative basis is not so agreed, each Lending Bank's share of that Tranche A Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost to it occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). Each Lending Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period). If the Borrower gives to any Lending Bank not less than seven days' notice of the date of cancellation and/or prepayment, it may cancel all (but not part only) of that Lending Bank's Tranche A Term Commitment (if any), and/or prepay all (but not part only) of that Lending Bank's Outstandings, without premium or penalty at any time during (or within 30 days after the end of) that Interest Period after receipt of that Lending Bank's certificate. Any such prepayment must be accompanied by accrued interest and by any other sum then due to that Lending Bank under Clause 19(A) or any other provision of this Agreement. The Borrower may not elect to cancel the Tranche A Term Commitment and/or prepay the Outstandings of a Lending Bank whose rate of interest as then so certified is equal to or lower than the rate certified by another Lending Bank unless that other Lending Bank's Tranche A Term Commitment is also cancelled and/or, as the case may be, its Outstandings are also prepaid at the same time.

     (2) (a) If, in relation to any Interest Period relating to a Tranche B Advance:-

          (i) no, or only one, Reference Bank supplies a quotation as and when required by Clause 9(B); or

          (ii) the Agent is notified by the Guarantor Banks to whom more than 66 2/3 per cent. of that Tranche B Advance is (or, if made, would be) owing that (AA) they are unable to obtain matching deposits in the London inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period in sufficient amounts to fund their respective shares of that Tranche B Advance during that Interest Period, or (BB) the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the quotations used for fixing the interest rate under Clause 9(B) does not reflect the cost to those Guarantor Banks of obtaining such deposits, or (CC) by reason of circumstances affecting the London inter-bank market, adequate and fair means do not or will not exist for determining the rate of interest applicable to that Tranche B Advance for that Interest Period, the Agent shall promptly notify the Borrower and the Guarantor Banks.

     (b) The Agent (on behalf of and after consultation with the Guarantor Banks) shall then negotiate with the Borrower with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Tranche B Advance to which that Interest Period relates. Any alternative basis agreed in writing by the Agent (on behalf of and with the consent of all the Guarantor Banks) and the Borrower within 25 days of the Agent's notification of the event in question shall take effect in accordance with its terms.

     (c) If an alternative basis is not so agreed, each Guarantor Bank's share of that Tranche B Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost to it occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). Each Guarantor Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period). If the Borrower gives to any Guarantor Bank not less than seven days' notice of the date of cancellation and/or prepayment, it may cancel all (but not part only) of that Guarantor Bank's Guarantee Commitment (if any) or, as the case may be, Tranche B Term Commitment (if any), and/or prepay all (but not part only) of that Guarantor Bank's Outstandings, without premium or penalty at any time during (or within 30 days after the end of) that Interest Period after receipt of that Guarantor Bank's certificate. Any such prepayment must be accompanied by accrued interest and by any other sum then due to that Guarantor Bank under Clause 19(A) or any other provision of this Agreement. The Borrower may not elect to cancel the Guarantee Commitment or, as the case may be, the Tranche B Term Commitment and/or prepay the Outstandings of a Guarantor Bank whose rate of interest as then so certified is equal to or lower than the rate certified by another Guarantor Bank unless that other Guarantor Bank's Guarantee Commitment or, as the case may be, Tranche B Term Commitment is also cancelled and/or, as the case may be, its Outstandings are also prepaid at the same time.

(D) Individual Non-Availability: (1) (a) If, in relation to any Interest Period relating to a Tranche A Advance, any Lending Bank notifies the Agent that:-

     (i) by reason of circumstances affecting the London inter-bank market, or a particular category (which includes that Lending Bank) of banks dealing in that market, it is unable to obtain matching deposits in the London inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period in sufficient amounts to fund its share of that Tranche A Advance during that Interest Period; or

     (ii) by reason of circumstances affecting that market or a particular category (which includes that Lending Bank) of banks dealing in that market, the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the quotations used for fixing the interest rate under Clause 9(B) does not reflect the cost to it of obtaining such deposits, the Agent shall promptly notify the Borrower accordingly unless it has already given a notification to the Borrower in relation to that Interest Period under sub-Clause (C)(1).

     (b) The Borrower, the Agent and that Lending Bank shall then negotiate (unless and until sub-Clause (C)(1) comes into operation in relation to that Interest Period) with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Lending Bank's share of that Tranche A Advance. Any alternative basis agreed in writing by the Borrower, the Agent and that Lending Bank within 25 days of the Agent's notification under paragraph (1)(a) shall take effect in accordance with its terms. If an alternative basis is not so agreed and sub-Clause (C)(1) has not come into operation in relation to that Interest Period, that Lending Bank's share of that Tranche A Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost to it occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). That Lending Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period). The Borrower may, by notice to that Lending Bank, request that Lending Bank to assign and transfer all of the rights and obligations of that Lending Bank to such person as may be named by the Borrower in its notice and that Lending Bank shall take such steps, at the cost and request of the Borrower, as may be necessary to assign and transfer such rights and obligations to such person (and, for the avoidance of doubt, such Lending Bank shall not be obliged to take any such step until it has been indemnified against any and all costs and expenses (including legal fees) which it may incur as a result).

     (2) (a) If, in relation to any Interest Period relating to a Tranche B Advance, any Guarantor Bank notifies the Agent that:-

          (i) by reason of circumstances affecting the London inter-bank market, or a particular category (which includes that Guarantor
               Bank) of banks dealing in that market, it is unable to obtain matching deposits in the London inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period in sufficient amounts to fund its share of that Tranche B Advance during that Interest Period; or

          (ii) by reason of circumstances affecting that market or a particular category (which includes that Guarantor Bank) of banks dealing in that market, the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the quotations used for fixing he interest rate under Clause 9(B) does not reflect the cost to it of obtaining such deposits, the Agent shall promptly notify the Borrower accordingly unless it has already given a notification to the Borrower in relation to that Interest Period under sub-Clause (C)(2).

     (b) The Borrower, the Agent and that Guarantor Bank shall then negotiate (unless and until sub-Clause (C)(2) comes into operation in relation to that Interest Period) with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Guarantor Bank's share of that Tranche B Advance. Any alternative basis agreed in writing by the Borrower, the Agent and that Guarantor Bank within 25 days of the Agent's notification under paragraph (2)(a) shall take effect in accordance with its terms. If an alternative basis is not so agreed and sub-Clause (C)(2) has not come into operation in relation to that Interest Period, that Guarantor Bank's share of that Tranche B Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost to it occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). That Guarantor Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period). The Borrower may, by notice to that Guarantor Bank, request that Guarantor Bank to assign and transfer all of the rights and obligations of that Guarantor Bank to such person as may be named by the Borrower in its notice and that Guarantor Bank shall take such steps, at the cost and request of the

Borrower, as may be necessary to assign and transfer such rights and obligations to such person (and, for the avoidance of doubt, such Guarantor Bank shall not be obliged to take any such step until it has been indemnified against any and all costs and expenses (including legal fees) which it may incur as a result).

(E) Mitigation: If any circumstances arise which result, or would on the giving of notice (or the like) result, in the Borrower having to make a payment to or for the account of the Agent or any Bank under sub-Clause (B) or in the Guarantee Commitments or any part thereof, the Tranche A Term Commitments or any part thereof or the Tranche B Term Commitments or any part thereof, being cancelled under sub-Clause (A), then without in any way limiting, reducing or otherwise qualifying any of the obligations of the Borrower under this Clause, the Borrower and the Agent or, as the case may be, the relevant Bank shall enter into consultation with each other with a view towards the Agent or, as the case may be, that Bank assigning or transferring some or all of its rights or obligations under this Agreement to another person acceptable to the Borrower and willing to take that assignment or transfer (provided that no obligation whatsoever shall be imposed on the Agent or, as the case may be, such Bank to procure any person to accept that assignment or transfer) and/or the mitigation of the effect of those circumstances on the Borrower. However, none of the Banks nor the Agent shall be obliged to take any such steps which would or might have an adverse effect on the Agent or, as the case may be, such Bank.


13.  PAYMENTS

(A) By Lending Banks: (1) On each date on which a Tranche A Advance is to be made, each Lending Bank shall make available to the Agent its share (if any) of that Tranche A Advance available to the Agent by payment in US Dollars and in funds which are for same day settlement in the New York Clearing House Interbank Payments System (or, if such funds cease to exist or, in the Agent's opinion, cease to be customary for the settlement in New York City of international banking transactions in US Dollars, such other US Dollar funds as the Agent may from time to time determine to be customary for that purpose), so as to be received before 11 a.m. (local time in New York City) to such account of the Agent with such bank in New York City as the Agent may from time to time designate.

     (2) The Agent shall make the amounts so received by it from the Lending Banks available to the Borrower before close of business in New York City by payment in the same currency and funds as received by the Agent to such account of the Borrower with a bank in New York City as the Borrower shall have specified in the request for that Tranche A Advance. If any Lending Bank makes its share of a Tranche A Advance available to the Agent later than required by paragraph (1), the Agent shall make that share available to the Borrower as soon as practicable thereafter.

(B) By Guarantor Banks: (1) On each date on which a Tranche B Advance is to be made, each Guarantor Bank shall make available to the Agent its share (if any) of that Tranche B Advance available to the Agent by payment in US Dollars and in funds which are for same day settlement in the New York Clearing House Interbank Payments System (or, if such funds cease to exist or, in the Agent's opinion, cease to be customary for the settlement in New York City of international banking transactions in US Dollars, such other US Dollar funds as the Agent may from time to time determine to be customary for that purpose), so as to be received before 11 a.m. (local time in New York City) to such account of the Agent with such bank in New York City as the Agent may from time to time designate.

     (2) The Agent shall make the amounts so received by it from the Guarantor Banks available to the Borrower before close of business in New York City by payment in the same currency and funds as received by the Agent to such account of the Borrower with a bank in New York City as the Borrower shall have specified in the request for that Tranche B Advance. If any Guarantor Bank makes its share of a Tranche B Advance available to the Agent later than required by paragraph (1), the Agent shall make that share available to the Borrower as soon as practicable thereafter.

(C) To Banks: (1) Unless otherwise provided by this Agreement, all repayments of principal and payments of interest, commitment fee, guarantee fee and any other sums due from the Borrower to the Banks under this Agreement (for the purposes of this sub-Clause (C) collectively called "Payments") shall be made in the following manner and upon the following terms:-

     (a) any Payment to be made in respect of principal of an Advance or of any commitment fee pursuant to Clause 10(B)(1) shall be made in US Dollars, any Payment to be made in respect of interest shall be made in the currency provided in Clause 9(D) or 18(A) (as the case may be) and each other Payment shall be made in Singapore Dollars; and

     (b)  Payments shall be made:-

          (i) if that sum is due in Singapore Dollars, by payment in Singapore Dollars and in immediately available and freely transferable funds, so as to be received before 11 a.m., to such account of the Agent with such bank in Singapore as the Agent may from time to time designate; and

          (ii) if that sum is due in US Dollars, by payment in US Dollars and in funds which are for same day settlement in the New York Clearing House Interbank Payment System (or, if such funds cease to exist or, in the Agent's opinion, cease to be customary for the settlement in New York City of international banking transactions in US Dollars, such other US Dollar funds as the Agent may from time to time determine to be customary for that purpose), so as to be received before 11 a.m. (local time in New York City) to such account of the Agent with such bank in New York City as the Agent may from time to time designate.

     (2) The Agent shall make available to each Bank its pro rata share (if any) of any sum so received by it from the Borrower before close of business in the Centre of the relevant currency on that date by payment in the same currency and funds as received by the Agent to such account of that Bank with such bank in that Centre as it shall have specified to the Agent. If any sum is made available to the Agent later than required by paragraph (1), the Agent shall make each Bank's share (if any) available to it as soon as practicable thereafter.

(D) Order of Distribution: (1) If the amount received by the Agent from the Borrower for the account of the Guarantor Banks on any date is less than the total sum remaining and/or becoming due to the Guarantor Banks under this Agreement on that date, the Agent shall apply that amount in or towards payment of the following sums in the following order:-

     (1) first, any sum then due to the Agent and the Security Trustee in its capacity as such;

     (2) secondly, in or towards payment pro rata of any sums (other than interest or principal) then due to the Guarantor Banks (or any of them);

     (3) thirdly, in or towards payment pro rata of any interest then due to the Guarantor Banks (or any of them); and

     (4) fourthly, in or towards payment pro rata of any principal then due to the Guarantor Banks (or any of them).

Any such applications shall override any purported appropriation by any person.

     (2) If the amount received by the Agent from the Borrower for the account of the Lending Banks on any date is less than the total sum remaining and/or becoming due to the Lending Banks under this Agreement on that date, the Agent shall apply that amount in or towards payment of the following sums in the following order:-

     (1) first, any sum then due to the Agent and the Security Trustee in its capacity as such;

     (2) secondly, in or towards payment pro rata of any sums (other than principal of or interest on the Advances) then due to the Lending Banks (or any of them);

     (3) thirdly, in or towards payment pro rata of any interest then due on the Advances to the Lending Banks (or any of them); and

     (4) fourthly, in or towards payment pro rata of any principal then due to the Lending Banks (or any of them).

Any such applications shall override any purported appropriation by any person.

(E) Refunding of Payments: The Agent shall not be obliged to make available to any person any sum which it is expecting to receive for the account of that person until it has been able to establish that it has received that sum. However, it may do so if it wishes. If and to the extent that it does so but it transpires that it had not then received the sum which it paid out:-

     (1) the person to whom the Agent made that sum available shall on request refund it to the Agent; and

     (2) that person or (at the option of the Agent) the person by whom that sum should have been made available shall on request pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of paying out that sum before receiving it but without prejudice to the rights of any party hereto against such defaulting party.

(F) Non-Business Days: (1) If any Interest Payment Date, Guarantee Fee Payment Date or Repayment Date would otherwise fall on a non-Business Day, it shall instead fall on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

     (2) Any payment to be made by the Borrower on a day which is not an Interest Payment Date, a Guarantee Fee Payment Date or a Repayment Date and which would otherwise be due on a non-Business Day shall instead be due on the next Business Day.


14.  REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of each other party to this Agreement as follows:-

     (1) Status: it is a company duly incorporated and validly existing under the laws of Singapore and has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;

     (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under the Financing Documents, to create the security expressed to be created by each of the Account Charges, to undertake the Project and to operate the Plant;

     (3) Authorisation and Consents: save for the payment of stamp duty on, and registration of, the relevant Financing Documents (if applicable) in Singapore (which shall be effected within five Business Days from the date of this Agreement), all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) (i) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under the Financing Documents and to create the security expressed to be created by each of the Account Charges, (ii) to ensure that those obligations and such security are valid, legally binding and enforceable, (iii) to ensure that those obligations rank and will at all times rank in accordance with Clause 16(A)(1), (iv) to ensure that the security to be created by each of the Account Charges rank and will at all times rank ahead of any other present or future security on or over the Charged Property (as defined in the relevant Account Charge) or any part thereof and (v) to make the Financing Documents admissible in evidence in the courts of Singapore and the Netherlands and (b) to undertake the Project and to operate the Plant have been taken, fulfilled and done;

     (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under the Financing Documents (including the creation of the security expressed to be created by each of the Account Charges) do not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by, (a) any law to which it is subject or (b) its Memorandum or Articles of Association;

     (5) Obligations Binding: its obligations under the Financing Documents and the security expressed to be created by each of the Account Charges are valid, binding and enforceable and, in the case of such security, will rank ahead of any other present or future security on or over the Charged Property (as defined in the relevant Account Charge) or any part thereof;

     (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under the Financing Documents (including the creation of the security expressed to be created by each of the Account Charges) do not and will not (a) violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets, or (b) result in the existence of, or oblige it to create, any security over those assets;

     (7) No Default: no Event of Default has occurred and is continuing, or will occur as a result of the issue of the EDB Guarantee, the making of any Advance or its entry into either of the Account Charges, other than any waived in accordance with Clause 26(B), and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it;

     (8) Existing Security: no security exists on or over any of its assets except as permitted by Clause 16(A)(2);

     (9) Accounts: its audited accounts as at 31st December, 1999 and for the financial year then ended and as delivered to the Agent (with copies of the reports and approvals referred to in (a) below):-

          (a) include such financial statements as are required by the laws of Singapore and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America and consistently applied and in accordance with the laws of Singapore and its Memorandum and Articles of Association;

          (b) together with those notes, give a true and fair view of its state of affairs and financial condition and operations as at that date and for the financial year then ended; and

          (c) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date;

     (10) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since 31st December, 1999;

     (11) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under the Financing Documents or (b) which has or will have a material adverse effect on it;

     (12) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

     (13) Taxes: it has filed or caused to be filed all tax returns which are required to be filed by it and has paid all taxes due and payable by it or affecting its assets or the Project (insofar as they are due and payable) except to the extent that any such taxes or assessments are being contested in good faith by appropriate proceedings (provided that it has established (in the reasonable opinion of the Agent) prudent reserves against such liability);

     (14) Compliance with Laws: it is in compliance with all laws and regulations affecting the Project;

     (15) Intellectual Property: it has or will have available to it all intellectual property of every description (including, without limitation, licences, copyrights, design registrations and know-how) necessary for the implementation of the Project and the operation of the Plant;

     (16) Shareholding: (a) CSM is and will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of its issued share capital; and

           (b) ATE has at all times up to 13th March, 2001, an effective shareholding, whether directly or indirectly, in not less than 30 per cent. of its issued share capital;

     (17) No Misstatement: (a) the information in the Information Memorandum relating to, and provided by, it was true, complete and accurate in all material respects; and

           (b) the opinions, projections and forecasts in the Information Memorandum relating to, and provided by, it and the assumptions on which they are based were arrived at after due and careful consideration and enquiry and genuinely represented its views; and

     (18) Repetition: each of the above representations and warranties will be correct and complied with on the date of each request for an Advance, on the date on which each Advance is to be made, the date of the request for the issue of the EDB Guarantee, the date on which the EDB Guarantee is issued and each Interest Payment Date as if repeated then by reference to the then existing circumstances.


15.  INFORMATION

     The Borrower undertakes that, so long as any sum remains to be lent or remains payable under this Agreement:-

     (1) Preparation of Accounts: it will ensure that all audited accounts to be delivered by it under this Agreement are prepared in such manner that Clause 14(9) would be complied with if applied to those accounts by Clause 14(18);

     (2) Audited Accounts: as soon as reasonably practicable after the same are available and in any event within 180 days after the end of each of its financial years (beginning with the current one), it will deliver to the Agent enough copies for the Banks of its audited accounts as at the end of and for that financial year, together with copies of the related reports and approvals referred to in Clause 14(9)(a);

     (3) Semi-Annual Information: as soon as reasonably practicable after the same are available and in any event within 45 days after the end of the first six months of each of its financial years (beginning with the current one), it will deliver to the Agent enough copies for the Banks of its unaudited accounts as at the end of and for that six month period;

     (4) Litigation: it will as soon as reasonably practicable after the same are available, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Agreement, would have rendered the representation and warranty in Clause 14(11) incorrect;

     (5) Events of Default: it will notify the Agent of the occurrence of any Event of Default which is continuing (and of any action taken or proposed to be taken to remedy it) promptly after becoming aware of it. Promptly after any request made by the Agent from time to time, it will deliver to the Agent a certificate signed on its behalf by such person as may be acceptable to the Agent for that purpose confirming that, so far as it is aware and (if applicable) except as previously notified to the Agent or waived in accordance with Clause 26(B), no Event of Default has occurred which is still continuing or (as the case may be) setting out details of any which has occurred and has not been so notified and of which it is aware and of any action taken or proposed to be taken to remedy it;

     (6) Progress Implementation Reports: it will deliver to the Agent, within 14 days after the end of each quarter (beginning with the current one) ending prior to the Threshold Production Date, a report in the form agreed between the Borrower and the Banks prior to the date of this Agreement of the implementation of the Project;

     (7) Suspension of Work: as soon as practicable after it becomes aware of it, it will inform the Agent if the construction of the Plant (or any part thereof) is suspended for more than 60 consecutive days or if the Plant ceases operation for more than 60 consecutive days at any time;

     (8) Loss or Damage: as soon as practicable after it becomes aware of it, it will inform the Agent of any material loss or damage to the Plant (or any part thereof);

     (9) Compliance with Financial Ratios: with each set of accounts delivered by it under paragraph (2) or (3) (and within 14 days after any request made by the Agent from time to time), it will deliver to the Agent a certificate signed by an authorised signatory of the Borrower:-

          (a) confirming compliance with Clause 16(A)(15) as at the end of the relevant Calculation Period (or, as the case may be, as at the date specified in the Agent's request, which date must be not less than seven nor more than 14 days before the date of the request); and

          (b) setting out in a form agreed between the Borrower and the Agent the computations necessary to demonstrate such compliance; and

     (10) Other Information: it will as soon as reasonably practicable deliver to the Agent for distribution to the Banks (a) such other information relating to the financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require, and (b) all financial, technical and other information as the Agent (or any Bank through the Agent) may from time to time reasonably require in relation to the Project or the Plant (except for such information of a proprietary nature or as is reasonably regarded by it as confidential).


16.  UNDERTAKINGS

(A) General Undertakings: The Borrower undertakes that, so long as any sum remains to be lent or remains payable under this Agreement:-

     (1) Ranking of Obligations: its payment obligations under this Agreement rank and will at all times rank at least equally and rateably in all respects with all its other unsecured indebtedness except for such indebtedness as would, by virtue only of the law in force in Singapore, be preferred in the event of its winding-up;

     (2) Negative Pledge: it will not create or have outstanding any security on or over its assets, except for:-

          (a) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of its business in respect of indebtedness which either (i) has been due for less than 21 days or (ii) is being contested in good faith and by appropriate means;

          (b)  any security created under the Security Documents;

          (c) security created over machinery and equipment pursuant to any operating lease agreement; and

          (d) any other security created with the prior consent in writing of the Majority Banks (such consent not to be unreasonably withheld);

     (3) Disposals: it will not (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) sell, transfer, lease out, lend or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise) all or substantially all of its assets nor of any part of its assets which, either alone or when aggregated with all other disposals required to be taken into account under this paragraph (3), is substantial in relation to its assets or the disposal of which (either alone or when so aggregated) could have a material adverse effect on it. The following disposals shall not be taken into account under this paragraph (3):-

          (a)  disposals in the ordinary course of business;

          (b) any disposal of fixed assets, which when aggregated with all other disposals does not exceed five per cent. of the value of all its fixed assets as shown in the Current Financial Report;

          (c) any disposal of current receivables under or in connection with securitisation arrangements on arm's length terms and/or for valuable consideration; and

          (d) any disposal which the Majority Banks shall have agreed shall not be taken into account;

     (4) Change of Business: other than with the prior consent in writing of the Majority Banks, it will ensure that there is no material change in the nature of its business taken as a whole (whether by a single transaction or a number of related or unrelated transactions, whether at one time or over a period of time and whether by disposal, acquisition or otherwise);

     (5) Compliance with Law: it will at all times comply in all material respects with all applicable laws and regulations;

     (6) Maintenance of Consents: it will maintain or cause to be maintained in full force and effect all consents necessary or advisable for the construction of the Project or the operation of the Plant;

     (7) Maintenance: it will operate the Plant in accordance with good industry practice and keep and maintain the Plant in good working order and condition subject to normal wear and tear;

     (8)  Abandonment: it will not abandon the Project;

     (9) Other Business: it will not carry on any business or activity other than the ownership and operation of wafer fabrication plants or any other businesses related thereto;

     (10) Inspection of Plant: it will permit the Agent, any Bank and any representative appointed by the Agent, upon reasonable notice, at reasonable times and with reasonable frequency (which shall not be more frequent than once in any calendar year unless the Agent or that Bank is of the reasonable opinion that the Plant is in jeopardy), to carry out an inspection of the Plant and/or, at any time after the occurrence of an Event of Default, its financial books and records, and for this purpose provide or procure the provision to any such person or representative of reasonable access and cause its agents and employees to give their full co-operation on the occasion of any such inspection;

     (11) Financial Year: it will not change its financial year-end from 31st December;

     (12) Restricted Payments: it will not pay or make any Restricted Payment unless the following conditions are fulfilled:-

          (a) it has achieved a production rate of 9,000 wafer starts per month;

          (b) no Event of Default or Potential Event of Default has occurred and is then continuing; and

          (c)  such Restricted Payment is made out of the Project Account;

     (13) EDB Loan Agreement: it will (a) not make or agree to any amendment to the EDB Loan Agreement without the prior consent in writing of all the Guarantor Banks and will notify the Agent of the occurrence of any Event of Default (as defined in the EDB Loan Agreement) by it under the EDB Loan Agreement, (b) duly perform and comply with its obligations under the EDB Loan Agreement (including, without limitation, its obligation to repay the EDB Loan in accordance with the repayment schedule as set out in the EDB Loan Agreement),
          (c) request EDB to notify the Guarantor Banks of the principal amount and date of each advance made under the EDB Loan Agreement, any repayment or prepayment thereunder or, as the case may be, the then revised outstanding balance of principal for the purposes of Clause 9 of the EDB Guarantee, and (d) as soon as reasonably practicable and in any event within three Business Days of the same, notify the Agent of any repayment or prepayment of the EDB Loan under the EDB Loan Agreement Provided That, for the avoidance of doubt, in the event that the EDB Guarantee is not issued, the Borrower shall not be obliged to comply with the undertakings in this paragraph (13);

     (14) Project Agreements: it will give to the Agent (a) not less than 30 days prior notice in writing of the termination of the Joint Venture Agreement, (b) as soon as practicable notice in writing of any termination of any other Project

          Agreement which has or will have a material adverse effect on it and
          (c) as soon as practicable notice in writing of any material breach by any party of its obligations under the Joint Venture Agreement;

     (15) Financial Covenants: it will ensure that:-

          (a) at each Calculation Date set out below, the ratio of its Borrowings to its Net Worth will not exceed the level set out opposite such Calculation Date:-

               Calculation Date                   Borrowings to Net Worth Ratio
               ----------------                   -----------------------------
               30th June, 2000                             1.5 : 1
               31st December, 2000                         1.5 : 1
               30th June, 2001                             2.6 : 1
               31st December, 2001                         2.6 : 1
               30th June, 2002                             2.3 : 1
               31st December, 2002                         1.8 : 1
               30th June, 2003                             1.5 : 1
               31st December, 2003                         1.5 : 1
               30th June, 2004                             1.5 : 1
               31st December, 2004                         1.5 : 1
               30th June, 2005                             1.5 : 1
               31st December, 2005                         1.5 : 1
               30th June, 2006                             1.5 : 1
               31st December, 2006                         1.5 : 1; and


          (b) at each Calculation Date falling on or after the Relevant Date (as defined below), DSCR will not be less than 1.2 (as evidenced by the Current Financial Report for the Calculation Period ending on that Calculation Date) (for the purposes of this sub-paragraph
               (b), "Relevant Date" means the date falling on the earlier of (i) the date falling 36 months from the date of this Agreement and
               (ii) the later of (AA) the date on which the Available Tranche A Facility first equals zero and (BB) the date on which the EDB Guarantee is issued or (as the case may be) the date on which the Available Tranche B Facility first equals zero, provided that if the Relevant Date falls before 31st December, 2002, the Relevant Date shall be deemed to be 31st December, 2002);

     (16) Insurances: it will:-

          (a) effect and maintain or procure that there shall be effected and maintained, in accordance with good insurance practice, all such policies as the Agent may from time to time reasonably require against such risks and liabilities customary for businesses similar to its business covering the construction phase and the operational phase of the Project, in each case from the respective dates and in such manner and on such terms, including the level of cover, as may reasonably be required by the Agent (following consultation with the Independent Insurance Consultant) with such reputable insurance companies or underwriters agreed between the Borrower and the Banks prior to the date of this Agreement or such other reputable insurance companies or underwriters notified by the Borrower to the

               Agent from time to time and until otherwise required or permitted by the Agent, such insurances will comprise the following:-

               (i) statutory workmen's compensation and employer liability insurance;

               (ii)   third party liability insurance;

               (iii) comprehensive automobile liability insurance, if applicable;

               (iv)   marine cargo insurance;

               (v)    property damage insurance; and

               (vi)   business interruption insurance;

          (b) pay, or where it is not primarily responsible for taking out any insurance policy required by this paragraph (16), promptly, upon becoming aware that the same are due and not paid, pay or ensure the payment of all initial and subsequent instalments of insurance premiums and not take or omit to take any action which would reduce in any material respect or render void the cover provided by any of the insurance policies;

          (c) from time to time upon reasonable request supply the Agent with copies of all contracts and policies (including any contract notes) issued in respect of the insurance policies and reinsurance policies and of receipts (or other evidence of payment) for such insurances; and

          (d) as soon as reasonably practicable and in any event within seven Business Days after becoming aware of the same notify the Agent of any claims in excess of US$5,000,000, or the equivalent thereof in any other currency, which it may make under any such policy of insurance.

           Each of such insurances (other than the insurances set out in paragraphs (a)(i) and (ii) above) shall:-

           (i) be taken out in the joint names of it and the Banks or be noted, by indorsement on such insurances (in such form as may be reasonably acceptable to the Agent), with the interest of Banks; and

           (ii)  name the Agent and the Banks as loss payees or beneficiaries.

           The Agent shall be entitled to pay any premiums or other amounts payable by the Borrower, in respect of the insurance policies and it will forthwith upon demand reimburse the Agent for all such amounts paid;

     (17) No Subsidiaries: it will not establish, incorporate or acquire any subsidiary or subsidiaries without the prior consent in writing of the Majority Banks;

     (18) Indebtedness: it will not incur or suffer to exist any indebtedness except:-

          (a) indebtedness under the Project Agreements, the Financing Documents and any Hedging Agreement;

          (b) accounts payable and other amounts payable in the ordinary course of business to the extent incurred for the operation and implementation of the Project;

          (c)  in respect of the Subordinated Indebtedness;

          (d)  in connection with the New Debt;

          (e) indebtedness in respect of the working capital facility granted by Citibank, N.A. to the Borrower prior to the date of this Agreement (provided that the aggregate outstanding principal amount thereunder shall not exceed US$5,000,000 at any time);

          (f) any indebtedness under any other working capital facility granted by any bank or financial institution to the Borrower up to an aggregate principal amount of US$30,000,000; and

          (g) any indebtedness approved by the Majority Banks in writing (such approval not to be unreasonably withheld);

     (19) No Merger: it shall not merge with any person without the prior consent in writing of the Agent (such consent not to be unreasonably withheld);

     (20) Loans: save as expressly permitted under the Financing Documents, it will not make or grant any loan or advance or provide or extend any credit or accommodation other than (a) customary short-term trade credit and (b) loans, advances, credit or accommodation given in respect of or for the benefit of any employee or director of the Borrower;

     (21) Taxes: it will pay all taxes when due (other than those being contested in good faith and on reasonable grounds or where payment may be lawfully withheld);

     (22) Hedging: it shall not enter into any hedging transactions with any counterparty other than an Approved Hedging Counterparty;

     (23) Depreciation Policy: save where required by law and/or applicable accounting standards, it will not make any change to its depreciation policy without the prior consent in writing of the Majority Banks (such consent not to be unreasonably withheld);

     (24) Proceeds: it will utilise the proceeds of each Advance and the EDB Loan in accordance with the provisions of Clause 2(C);

     (25) Prepayment of New Debt: it will not take any step to prepay the New Debt or any part of it without at the same time giving (a) a notice of prepayment of the Phase 1 Advances, or any part of it, in accordance with Clause 7(B) of the Phase 1 Credit Agreement, such amounts to be prepaid to be equal to the Prepayment Proportion (as defined below) of the aggregate principal amount of the Phase 1 Advances then outstanding, and (b) a notice of prepayment of the Advances (as defined herein), or any part of it, in accordance with Clause 7(B) of this Agreement, such amounts to be prepaid to be equal to the

          Prepayment Proportion of the aggregate principal amount of the Advances (as defined herein) then outstanding (and in this paragraph
          (25), "Prepayment Proportion" means, a fraction, the numerator of which is the amount of the prepayment of the New Debt and the denominator of which is the aggregate principal amount of the New Debt then outstanding); and

     (26) Further Assurance: it will from time to time on request by the Agent (or by any Bank through the Agent) do or procure the doing of all such acts and will execute or procure the execution of all such documents as the Agent or any Bank may reasonably consider necessary for giving full effect to the Financing Documents or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in the Financing Documents.

(B) Maintenance and Operation of Accounts: (1) The Borrower undertakes that, so long as any such remains to be lent or remains payable under this Agreement, it shall maintain the Debt Service Reserve Account in its name with the DSRA Account Bank and the Project Account in its name with the Project Account Bank.

     (2) The Borrower shall collect and pay into the Project Account all monies which it may receive in the following manner:-

     (a) all amounts paid to the Borrower by the Shareholders whether by way of subscription for share capital or subordinated loans;

     (b) all amounts made available by the Banks to the Borrower under this Agreement or by EDB to the Borrower under the EDB Loan Agreement;

     (c) all amounts received by the Borrower by way of revenues from its operation and business; and

     (d)  all Insurance Proceeds.

     (3) At any time prior to the occurrence of an Event of Default, the Borrower shall use commercially reasonable efforts to apply the balance standing to the credit of the Project Account in accordance with the following order of application:-

     (a) first, in or towards the payment of the Operating Costs paid or payable by the Borrower in the amounts and for the purpose as set out in the latest Business Plan and any Capital Expenditures in the amounts and for the purpose as set out in the latest Business Plan;

     (b) secondly, the balance remaining after the making of payments in accordance with the provisions of sub-paragraph (a) above in or towards the payment of taxes imposed on the Borrower payable by the Borrower;

     (c) thirdly, the balance remaining after the making of payments in accordance with the provisions of sub-paragraphs (a) and (b) above, in or towards the payment of fees or interest then due and payable under this Agreement, the Phase 1 Credit Agreement and/or the EDB Loan Agreement;

     (d) fourthly, the balance remaining after the making of payments in accordance with the provisions of sub-paragraphs (a), (b) and (c) above, in or towards the payment of principal then due and payable under this Agreement, the Phase 1 Credit Agreement and/or the EDB Loan Agreement;

     (e) fifthly, within 14 days after its receipt of the Current Financial Report, the balance remaining after the making of payments in accordance with the provisions of sub-paragraphs (a), (b), (c) and (d) above in or towards payment into the Debt Service Reserve Account in an amount equal to 75 per cent. of the Excess Cash for the Calculation Period to which such Current Financial Report relates provided that if any such payment will result in the balance standing to the credit of the Debt Service Reserve Account exceeding US$129,000,000, the Borrower shall not be required to pay such excess into the Debt Service Reserve Account; and

     (f) sixthly, the balance remaining after the making of payments in accordance with the provisions of sub-paragraphs (a), (b), (c), (d) and (e) above (including, for the avoidance of doubt, amounts representing the balance 25 per cent. of the Excess Cash for the relevant Calculation Period) may be utilised by the Borrower for making Restricted Payments and/or for any other purpose as the Borrower may think fit.

     (4) At any time after the occurrence of an Event of Default, the Borrower shall apply the balance standing to the credit of the Project Account in accordance with the order of application specified in sub-paragraphs (a), (b),
(c), (d), (e) and (f) of paragraph (3) above.

     (5) Notwithstanding any other provision of this Agreement, the Borrower shall not withdraw moneys from the Debt Service Reserve Account other than to make payments of principal or interest due under this Agreement and/or the EDB Loan Agreement provided that the Borrower has no other source of cash available to it to make such payments.

     (6) (a) The Borrower will operate each of the Accounts in accordance with the following provisions:-

          (i) the Borrower shall ensure that any withdrawal from each of the Accounts is in accordance with the provisions of the Financing Documents; and

          (iii) none of the restrictions in any Financing Document on the withdrawal of funds from either of the Accounts shall affect the obligations of the Borrower to make all payments of any amount required to be made on the due date for payment in accordance with this Agreement.

     (b) Notwithstanding the other provisions of this sub-Clause (B), the Borrower may not withdraw any moneys from the Project Account at any time after a notice has been given by the Agent pursuant to Clause 17(B) below.


17.  EVENTS OF DEFAULT

(A)  Events of Default: The following are Events of Default:-

     (1) Non-Payment: (a) the Borrower does not pay in the manner provided in this Agreement any sum payable under it when due or (b) any Shareholder does not pay in the manner provided in the Shareholders Undertaking any sum payable under it when due;

     (2) Breach of Other Obligations: (a) the Borrower does not perform or comply with any one or more of its obligations (other than the payment obligation of the Borrower referred to in paragraph (1)) under the Financing Documents and, if in the reasonable opinion of the Majority Banks that default is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence; or

          (b) any Shareholder does not perform or comply with any one or more of its obligations (other than the payment obligations of such Shareholder referred to in paragraph (1)) under the Shareholders Undertaking and, if in the reasonable opinion of the Majority Banks that default is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence;

          (Provided that if there is a breach by the Borrower of its obligations under Clause 16(A)(15)(a) or Clause 16(A)(15)(b) on any Calculation Date, such a breach will not be regarded as an Event of Default if
          (i) the aggregate amount of Shareholder Funding (as defined in the Shareholders Undertaking) is not less than S$720,000,000 as at that Calculation Date (assuming due compliance by the Shareholders of their respective obligations under Clause 2(A) of the Shareholders Undertaking) and (ii) the Shareholders (or any of them) have paid to the Borrower (by way of Shareholder Funding) within 60 days from that Calculation Date, an amount (as determined by the Agent) to enable the Borrower to meet any shortfall in its ability to meet all payments referred to in component "B" of the definition of DSCR falling due during the next succeeding Calculation Period);

     (3) Breach of Warranty: (a) any representation, warranty or statement by the Borrower in the Financing Documents or in any document delivered under the Financing Documents is not complied with or is or proves to have been incorrect when made or deemed repeated and, if in the reasonable opinion of the Majority Banks that breach is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence; or

          (b) any representation, warranty or statement by any Shareholder in the Shareholders Undertaking or in any document delivered under the Shareholders Undertaking is not complied with or is or proves to have been incorrect when made or deemed repeated and, if in the reasonable opinion of the Majority Banks that breach is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence;

     (4) Cross Default: any other indebtedness of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) in respect of borrowed money is or is declared to be or is capable of being rendered due and payable before its normal maturity by reason of any default, event of default or the like (however described) or is not paid when due any applicable grace period in any agreement relating to that indebtedness having expired or, as a result of any default, event of default or the like (however described) any facility relating to any such indebtedness is or is declared to be or is capable of being cancelled or terminated before its normal expiry date or any person otherwise entitled to use any such facility is not so entitled. However, no Event of Default will occur under this paragraph
          (4) unless and until the aggregate amount of the indebtedness in respect of which one or more of the events mentioned above in this paragraph (4) has/have occurred equals or exceeds S$20,000,000 or its equivalent (as reasonably determined by the Agent);

     (5) Insolvency: the Borrower or any Shareholder is (or is, or could be, deemed by law or a court to be) insolvent or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or any part of (or of a particular type of) its indebtedness (other than the stopping or suspension of payment of any part of its indebtedness if such indebtedness is being contested by it in good faith and by appropriate means), begins negotiations or takes any other step with a view to the deferral, rescheduling or other readjustment of all or any part of (or of a particular type of) its indebtedness (or of any part which it will or might otherwise be unable to pay when due), proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors or a moratorium is agreed or declared in respect of or affecting all or any part of (or of a particular type of) the indebtedness of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking);

     (6) Enforcement Proceedings: a distress, attachment, execution or other legal process is levied, enforced or sued out on or against the assets of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) and is not discharged or stayed within 14 days;

     (7) Security Enforceable: any security on or over the assets of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) becomes enforceable;

     (8) Winding-up: any step is taken by any person with a view to the winding-up of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) or (except for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by the Majority Banks before that step is taken) or for the appointment of a liquidator (including a provisional liquidator), receiver, judicial manager, trustee, administrator, agent or similar officer of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) or over any part of the assets of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking);

     (9) Cessation of Business: the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) ceases or threatens to cease to carry on all or a substantial part of its business;

     (10) Nationalisation: any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking);

     (11) Consents: any action, condition or thing (including the obtaining of any necessary consent) at any time required to be taken, fulfilled or done for any of the purposes stated in Clause 14(3) is not taken, fulfilled or done, or any such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with (unless that consent or condition is no longer required or applicable);

     (12) Illegality: it is or will become unlawful for the Borrower to perform or comply with any one or more of its obligations under the Financing Documents or for any Shareholder to perform or comply with any one or more of its obligations under the Shareholders Undertaking;

     (13) Cessation: any Financing Document ceases for any reason (or is claimed by the Borrower not) to be the legal and valid obligations of the Borrower, binding upon it in accordance with its terms or the Shareholders Undertaking ceases for any reason (or is claimed by any Shareholder not) to be the legal and valid obligations of any Shareholder, binding upon it in accordance with its terms;

     (14) Litigation: any litigation, arbitration or administrative proceeding (other than those reasonably determined by the Majority Banks to be of a frivolous or vexatious nature) is current or pending (a) to restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Borrower under the Financing Documents or for any Shareholder to perform or comply with any one or more of its obligations under the Shareholders Undertaking or (b) which has or could have a material adverse effect on the Borrower or on any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking);

     (15) Abandonment: the Project or any part of the Project is cancelled or abandoned;

     (16) Damage: the Plant or any part of the Plant is damaged to an extent which, in the reasonable opinion of the Majority Banks, renders it impossible or impracticable to reinstate it within any reasonable period specified by the Majority Banks;

     (17) Plant: a total loss or constructive total loss occurs in relation to the Plant;

     (18) Infringement of Rights: at any time after any person commences a law suit or other legal proceedings against the Borrower (whether as sole defendant or jointly with one or more other persons) alleging that the Borrower has infringed any third party intellectual property rights in the course of manufacturing products in Singapore, in the operation of the Plant in Singapore or otherwise, the Majority Banks reasonably determine that the potential or actual liability of the Borrower in respect of such law suit or other legal proceedings would be reasonably likely to result in the Borrower being unable to perform or comply with any of its obligations under the Financing Documents;

     (19) Shareholding: (a) CSM ceases for any reason to be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower; or

          (b) at any time prior to 13th March, 2001, ATI ceases for any reason to have an effective shareholding in at least 30 per cent. of the issued share capital of the Borrower, whether directly or indirectly;

     (20) Production Dates: (1) the Plant does not achieve a production rate of an aggregate of 2,000 wafer starts per month within 14 days of the First Scheduled Completion Date or (2) the Plant does not achieve a production rate of an aggregate of 9,000 wafer starts per month within 14 days of the Second Scheduled Completion Date;

     (21) Declared Company: the Borrower or any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking) is declared by the Minister for Finance to be a company to which Part IX of the Companies Act, Chapter 50 applies;

     (22) Analogous Event: any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in paragraphs (5), (6), (8) or (10); or

     (23) Material Adverse Change: any event occurs or circumstances arise which the Majority Banks reasonably determine give(s) reasonable grounds for believing that the Borrower will not (or will be unable to) perform or comply with any one or more of its obligations under any Financing Document or that any Shareholder (other than a Shareholder which has discharged all its obligations under Clause 2(A) of the Shareholders Undertakings) will not (or will be unable to) perform or comply with any one or more of its obligations under the Shareholders Undertaking.

(B) Cancellation/Acceleration: (1) If at any time and for any reason (and whether within or beyond the control of any party to this Agreement) any Event of Default has occurred then at any time thereafter, while an Event of Default is continuing, the Agent may and, if so instructed by the Majority Banks, shall by notice to the Borrower:-

     (a) declare the Commitments to be cancelled, whereupon they shall be cancelled; and/or

     (b) declare all Advances, all unpaid accrued interest or fees and any other sum then payable under this Agreement to be immediately due and payable, whereupon they shall become so due and payable; and/or

     (c) demand from the Borrower payment of an amount equal to the Guarantee Outstanding Amount, whereupon the Borrower shall pay to the Agent such amount, which shall be held by the Agent for the account of the Guarantor Banks and applied towards the discharge of the obligations of the Borrower to the Guarantor Banks under or in connection with this Agreement. Without prejudice to the other provisions of this sub-paragraph (c) and any rights to which the Agent or any Guarantor Bank may be entitled, the Agent may:-

          (i) prepay on behalf of the Borrower or purchase itself or procure the purchase by a nominee of all or any of the obligations of the Guarantor Banks under the EDB Guarantee, and any such prepayment or purchase shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such prepayment or purchase;

          (ii) negotiate any compromise, release, discharge, reduction or retirement of all or any of the obligations of the Guarantor Banks under the EDB Guarantee and any payment made pursuant to the same shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such payment; and

          (iii) pay any amount received by it under sub-paragraph (c)(ii) above to EDB in exchange for such payment of a release by EDB, to the extent of such payment, of the obligations of the Guarantor Banks under the EDB Guarantee, and the provisions of Clause 5 shall apply to such payment by the Guarantor Banks as if such payment had been made pursuant to a demand by EDB under the EDB Guarantee.

     (2) Without prejudice to any of the obligations of the Borrower under this Agreement (including, without limitation, the obligation of the Borrower to make any payment to the Agent and/or any of the Banks under paragraph (1) above), the Agent shall, within three Business Days after any request from the Borrower made at any time after the making of a declaration by the Agent under paragraph (1) above by reason of the occurrence of an event referred to in sub-Clause (A)(22) above, notify the Borrower of the grounds for the determination made by the Majority Banks referred to in that sub-Clause (A)(22).


18.  DEFAULT INTEREST

(A) Interest on Overdue Sums: If the Borrower does not pay any sum payable under this Agreement (including, without limitation, any sum payable under this Clause) when due, it shall pay interest on the amount from time to time outstanding in respect of that overdue sum, in the currency of that overdue sum, for the period beginning on its due date and ending on the date of its receipt by the Agent (both before and after judgment) in accordance with this Clause. For the purpose of this Clause, if any payment is received by the Agent on the due date, but after the time required by Clause 13(A) and too late to be made available by the Agent on that due date to the person(s) entitled to it under Clause 13(C), that payment shall be deemed to be received on the next Business Day.

(B) Default Interest Periods and Rates: Interest under this Clause shall be calculated by reference to successive Interest Periods, each of which (other than the first, which shall begin on the due date) shall begin on the last day of the previous one. Each such Interest Period shall be of one month or such other period as the Agent may from time to time select and (1) the rate of interest applicable to an overdue sum denominated in US Dollars for all or any part of a particular Interest Period relating to that overdue sum shall be the rate per annum equal to the sum of three per cent. and the rate which would be applicable to that overdue sum for (or, as the case may be, for that part of) that Interest Period under Clause 9(B) if that overdue sum were a non-overdue Advance and (2) the rate of interest applicable to any other overdue sum denominated in Singapore Dollars for all or any part of a particular Interest Period relating to that overdue sum shall, in respect of each person's share of that overdue sum on each day during that Interest Period, be the rate per annum equal to the sum of three per cent., the Margin and the cost to that person (as certified by it to the Agent and expressed as a rate per annum) of funding its share of that overdue sum, except as follows:-

     (a) subject to the following exceptions, until the third Business Day after the Agent becomes aware of the relevant default, each Interest Period relating to the relevant overdue sum denominated in US Dollars shall be an "overnight" period beginning on one Business Day and ending on the next and the rate of interest for a particular "overnight" period shall be the rate per annum equal to the sum of three per cent., the Margin and the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the respective rates quoted by each Reference Bank to the Agent on request as the rate at which it is offering "overnight" deposits for that period in amounts comparable to that overdue sum;

     (b) if the overdue sum is of principal of an Advance and becomes due otherwise than on an Interest Payment Date relating to that Advance, the first default Interest Period applicable to that overdue sum shall end on that Interest Payment Date and the rate of interest applicable to that sum for that Interest Period shall be the rate per annum equal to the sum of three per cent. and the rate applicable to it immediately before it became due; and

     (c) if any event equivalent to those mentioned in Clause 12(C) occurs in relation to any Interest Period applicable to an overdue sum, the rate of interest payable on each person's share of that sum for all or any part of that Interest Period shall be the sum of three per cent., the Margin and the cost to that person (as certified by it and expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities).

(C) Notification of Interest Rates: The Agent shall promptly notify the Borrower and the Banks of each rate of interest determined in accordance with sub-Clause (B).

(D) Payment and Compounding of Default Interest: (1) On each Interest Payment Date, the Borrower shall pay the unpaid interest accrued during the relevant Interest Period on the overdue sum to which it relates at the rate applicable for the relevant Interest Period.

     (2) Interest accrued under this Clause on an overdue sum shall be due on demand by the Agent but, if not previously demanded, shall be paid when due in accordance with paragraph (1). If not paid when due, the interest shall be added to that overdue sum and itself bear interest accordingly.


19.  INDEMNITIES

(A) Miscellaneous Indemnities: The Borrower shall on demand indemnify each of the Agent, the Lead Arrangers and the Banks against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of:-

     (1) an Advance not being made by reason of non-fulfilment of any of the conditions in Clause 6(A) or 6(B) or the Borrower purporting to revoke a notice requesting an Advance;

     (2)  the occurrence and/or continuance of any Event of Default; or

     (3) the receipt or recovery by any party (or the Agent on its behalf) of all or any part of an Advance or an overdue sum otherwise than on the last day of an Interest Period relating to that Advance or overdue sum.

(B) Broken Funding Costs: In the case of sub-Clause (A)(1) and (3) above, the amount payable shall in any event include the amount (if any) by which:-

     (1) the amount of interest which the relevant person is able to obtain by placing an amount equal to its share of the relevant Advance or overdue sum on deposit in the London inter-bank market, for the remainder of the relevant

          Interest Period, as soon as reasonably practicable after it becomes aware that the relevant Advance is not being made or (as the case may be) of the relevant receipt or recovery,

is less than:-

     (2) the amount of interest which, in accordance with the expressed terms of this Agreement, would otherwise be payable to that person on its share of that Advance for its first Interest Period or (as the case may be) on the relevant amount so received or recovered for the remainder of the relevant Interest Period.

(C) Currency Indemnity: (1) Any amount received or recovered by the Agent, any Lead Arranger or any Bank in respect of any sum expressed to be due to it from the Borrower under or in connection with this Agreement in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of the Borrower or otherwise, shall only constitute a discharge to the Borrower to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

     (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Agreement, the Borrower shall indemnify it against any loss sustained by it as a result. In any event, the Borrower shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause (C), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

(D) Indemnities Separate: Each of the indemnities in this Agreement constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Lead Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.


20.  THE AGENT AND ARRANGERS

(A) Appointment of Agent: Each Bank irrevocably appoints the Agent to act as its agent for the purpose of the Financing Documents and authorises the Agent to take such action and exercise such rights, powers and discretions as are specifically delegated to the Agent by the Financing Documents and such other action, rights, powers and discretions as are reasonably incidental. However, the Agent may not begin any legal action or proceeding in the name of a Bank without its consent. The relationship between the Agent and the Banks is of agent and principal only. The Agent shall not be a trustee for any Bank, nor an agent or trustee for the Borrower, under or in relation to the Financing Documents.

(B)  Agent's Duties: The Agent shall:-

     (1) promptly send to each Bank details of each written communication received by it from the Borrower or any Shareholder under the Financing Documents, except that details of any written communication relating to a particular Bank shall be sent to that Bank only;

     (2) promptly send to each Bank a copy of any legal opinion delivered under this Agreement and of any document or information received by it under Clause 4 or 15;

     (3) subject to the other provisions of this Clause, act in accordance with any instructions from the Majority Banks or, if so instructed by the Majority Banks, refrain from exercising a right, power or discretion vested in it under the Financing Documents; and

     (4) have only those duties, obligations and responsibilities expressly specified in the Financing Documents.

(C)  Agent's Rights: The Agent may:-

     (1) perform any of its duties, obligations and responsibilities under the Financing Documents by or through its personnel or agents;

     (2) refrain from exercising any right, power or discretion vested in it under the Financing Documents until it has received instructions from the Majority Banks as to whether (and, if it is to be, the way in which) it is to be exercised and shall in all cases be fully protected when acting, or (if so instructed) refraining from acting, in accordance with instructions from the Majority Banks;

     (3) treat the Lending Bank which makes available any share of an Advance as the person entitled to repayment of that share unless all or part of it has been transferred (or the Agent has received a notice of the assignment of all or part of it) in accordance with Clause 25(C); and may act on any such transfer or notice until it is superseded by a further transfer or notice;

     (4) refrain from doing anything which would or might in its opinion be contrary to any law or any directive of any agency of any state or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law or directive;

     (5) assume that no Event of Default or Potential Event of Default has occurred unless an officer of the Agent, while active on the account of the Borrower or any Shareholder, acquires actual knowledge to the contrary; and

     (6) refrain from taking any step (or further step) to protect or enforce the rights of any person under the Financing Documents until it has been indemnified (or received confirmation that it will be so indemnified) and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result.

(D) Rights of the Agent and the Arranging Parties: Each of the Agent and the Arranging Parties may:-

     (1) rely on any communication, certificate, legal opinion or other document believed by it to be genuine and assume that any person notified to it by the Borrower or any Shareholder as duly authorised to take any action contemplated by the Financing Documents remains so authorised until it has received notice to the contrary from the Borrower or such Shareholder (as the case may be);

     (2) rely as to any matter of fact which might reasonably be expected to be within the knowledge of the Borrower or any Shareholder on a statement by or on behalf of the Borrower or such Shareholder (as the case may be);

     (3) obtain and pay for such legal or other expert advice or services as may to it seem necessary or desirable and rely on any such advice;

     (4) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

     (5) accept deposits from, lend money to, provide any advisory or other services to or engage in any kind of banking or other business with any party to the Financing Documents or any subsidiary or any associated company of any such party (and, in each case, may do so without liability to account).

(E) Exoneration of Agent and the Arranging Parties: Neither the Agent nor the Arranging Parties nor any of their respective personnel or agents shall be:-

     (1) responsible for the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information in the Financing Documents or any notice or other document delivered under or in connection with the Financing Documents;

     (2) responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of the Financing Documents or any such notice or other document;

     (3) obliged to enquire as to the occurrence or continuation of an Event of Default or Potential Event of Default; or

     (4) liable for anything done or not done by it or any of them under or in connection with the Financing Documents save in the case of its or their own gross negligence or wilful misconduct.

The Arranging Parties shall not have any duty, obligation or responsibility under or in connection with the Financing Documents.

For the purposes of this Clause, the Agent shall not be treated as having actual knowledge of any matter of which any shareholder of the Agent or any of its holding companies, subsidiaries or associated companies or the corporate finance department or any other division outside the department, division or team directly responsible for the management of the Commitments may become aware in the context of lending, corporate finance or advisory activities from time to time undertaken by the Agent for the Borrower.

(F) Agent as Bank: The Agent shall have the same rights and powers with respect to its Commitments (if any) and its Outstandings (if any) as any other Bank and may exercise those rights and powers as if it were not also acting as Agent.

(G) Non-Reliance on Agent and the Arranging Parties: Each Bank confirms that it has itself been, and will at all times continue to be, solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, prospects, creditworthiness, status and affairs of the Borrower, the Shareholders and their respective subsidiaries and has not relied, and will not at any time rely, on the Agent, any Arranging Party and/or any other Bank:-

     (1) to provide it with any information relating to the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower or any other person, whether coming into its possession before or after the issue of the EDB Guarantee or the making of any Advance (except, in the case of the Agent, as stated in sub-Clause (B)); or

     (2) to check or enquire into the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information at any time provided by or on behalf of the Borrower, any Shareholder or any other person under or in connection with the Financing Documents (whether or not such information has been or is at any time circulated to it by the Agent and/or any Arranging Party); or

     (3) to assess or keep under review the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder or any other person.

(H) Indemnity to Agent: To the extent that the Borrower does not do so on demand or is not obliged to do so, each Bank shall on demand indemnify the Agent in the proportion borne by the Singapore Dollar Equivalent of its Outstandings to the Singapore Dollar Equivalent of all the Outstandings at the relevant time (or, if there are then no Outstandings, in the proportion borne by the Singapore Dollar Equivalent of its Commitment to the total Commitments) against any cost, expense or liability mentioned in Clause 23 or sustained or incurred by the Agent in complying with any instructions from the Majority Banks or otherwise sustained or incurred by it in connection with the Financing Documents or its duties, obligations and responsibilities under the Financing Documents except to the extent that they are sustained or incurred as a result of the negligence or wilful misconduct of the Agent or any of its personnel or agents.

(I) Resignation of Agent: Notwithstanding the irrevocable appointments in sub-Clause (A), the Agent may resign at any time (after consultation with the Borrower) if it gives at least 30 days' notice to the Borrower and the Banks. However, no resignation shall be effective until the successor has been appointed and accepted its appointment in accordance with this sub-Clause (I). The Majority Banks may appoint a successor to the resigning Agent but, if the successor has not been so appointed and accepted its appointment within 15 days after the date of the notice of resignation, the resigning Agent may appoint a successor Agent, which must be a reputable and experienced bank or financial institution with an office in Singapore. Any appointment of a successor must be in writing, signed by the person(s) appointing that successor and delivered to that successor. Any acceptance of such appointment must be in writing, signed by the person appointed and delivered to the person(s) appointing that successor. The other parties to this Agreement shall be promptly informed of the acceptance by a successor Agent. Upon the successor accepting its appointment, the resigning Agent shall be automatically discharged from any further obligation under this Agreement and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if the successor had been the original Agent party to this Agreement. The resigning Agent shall provide its successor with (or with copies of) such records as its successor requires to carry out its duties under this Agreement. Any costs and expenses incurred by the Agent or its successor in connection with any such resignation and appointment under this sub-Clause (I) shall not be borne by the Borrower.

(J) Transfer Notice: The Borrower, the Arranging Parties, the Security Trustee and each Bank (except for the Lending Bank and the New Bank seeking the relevant transfer in accordance with Clause 25(C)) irrevocably authorise the Agent to sign each Transfer Notice on their behalf.


21.  THE SECURITY TRUSTEE

(A) Appointment of Security Trustee: Each Bank acknowledges that the Security Trustee will act as its trustee in connection with the Security Documents pursuant to the Trust Deed.

(B)  Security Trustee's Rights: The Security Trustee may:-

     (1) perform any of its duties, obligations and responsibilities under any of the Security Documents by or through its personnel or agents;

     (2) refrain from exercising any right, power or discretion vested in it under any of the Security Documents until it has received instructions from the Majority Banks as to whether (and, if it is to be, the way in which) it is to be exercised and shall in all cases be fully protected when acting, or (if so instructed) refraining from acting, in accordance with instructions from the Majority Banks;

     (3) refrain from doing anything which would or might in its opinion be contrary to any law or any directive of any agency of any state or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law or directive;

     (4) assume that no Event of Default or Potential Event of Default has occurred unless an officer of the Security Trustee, while active on the account of the Borrower or any Shareholder, acquires actual knowledge to the contrary;

     (5) refrain from taking any step (or further step) to protect or enforce the rights of any person under any of the Security Documents until it has been indemnified (or received confirmation that it will be so indemnified) and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result;

     (6) rely on any communication, certificate, legal opinion or other document believed by it to be genuine and assume that (a) any person notified to it by the Borrower as duly authorised to take any action contemplated by any of the Security Documents remains so authorised until it has received notice to the contrary from the Borrower and (b) any person notified to it by any Shareholder as duly authorised to take any action contemplated by any of the Security Documents remains so authorised until it has received notice to the contrary from such Shareholder;

     (7) rely as to any matter of fact which might reasonably be expected to be within the knowledge of the Borrower or any Shareholder on a statement by or on behalf of the Borrower or such Shareholder (as the case may be);

     (8) obtain and pay for such legal or other expert advice or services as may to it seem necessary or desirable and rely on any such advice;

     (9) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

     (10) accept deposits from, lend money to, provide any advisory or other services to or engage in any kind of banking or other business with any party to this Agreement or any of the Security Documents or any subsidiary or any associated company of any such party (and, in each case, may do so without liability to account).

(D) Exoneration of Security Trustee: Neither the Security Trustee nor any of its personnel or agents shall be:-

     (1) responsible for the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information in any of the Financing Documents or any notice or other document delivered under or in connection with or any of the Financing Documents;

     (2) responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence (except the Security Trustee with respect to its own execution of any document or agreement) of any of the Financing Documents or any such notice or other document;

     (3) obliged to enquire as to the occurrence or continuation of an Event of Default or Potential Event of Default; or

     (4) liable for anything done or not done by it or any of them under or in connection with any of the Security Documents save in the case of its or their own negligence or wilful misconduct.

(E) Security Trustee as Bank: The Security Trustee shall have the same rights and powers with respect to its Commitment (if any) and its Outstandings (if any) as any other Bank and may exercise those rights and powers as if it were not also acting as Security Trustee.

(F) Non-Reliance on Security Trustee: Each Bank confirms that it has itself been, and will at all times continue to be, solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, prospects, creditworthiness, status and affairs of the Borrower, any Shareholder and their respective subsidiaries and has not relied, and will not at any time rely, on the Security Trustee:-

     (1) to provide it with any information relating to the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder or any other person, whether coming into its possession before or after the issue of the EDB Guarantee or the making of any Advance; or

     (2) to check or enquire into the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information at any time provided by or on behalf of the Borrower, any Shareholder or any other person under or in connection with any of the Financing Documents (whether or not such information has been or is at any time circulated to it by the Security Trustee); or

     (3) to assess or keep under review the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder or any other person.

(G) Indemnity to Security Trustee: To the extent that the Borrower does not do so on demand or is not obliged to do so, each Bank shall on demand indemnify the Security Trustee in the proportion borne by the Singapore Dollar Equivalent of its Outstandings to all the Singapore Dollar Equivalent of the Outstandings at the relevant time (or, if there are no Outstandings, in the proportion borne by the Singapore Dollar Equivalent of its Commitment to the Singapore Dollar Equivalent of the total Commitments) against any cost, expense or liability sustained or incurred by the Security Trustee in complying with any instructions from the Majority Banks or otherwise sustained or incurred by it in connection with any of the Security Documents or its duties, obligations and responsibilities under any of the Security Documents, except to the extent that they are sustained or incurred as a result of the gross negligence or wilful misconduct of the Security Trustee or any of its personnel or agents.

(H) Retiring Security Trustee: If a successor to the Security Trustee is appointed under the provisions of the Trust Deed, the retiring Security Trustee shall remain entitled to the benefit of the provisions of this Clause.


22.  SET-OFF AND PRO RATA SHARING

(A) Set-Off: The Borrower authorises any other party to this Agreement to apply (without prior notice) any credit balance (whether or not then due) to which it is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of, any office of that party in or towards satisfaction of any sum then due from it to that party under this Agreement and unpaid and, for that purpose, to convert one currency into another (but so that nothing in this sub-Clause (A) shall be effective to create a charge) Provided Always That the relevant party shall, as soon as reasonably practicable after effecting such application and/or conversion, give notice in writing thereof to the Borrower. No party shall be obliged to exercise any of its rights under this sub-Clause (A), which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(B) Pro Rata Sharing: If at any time the proportion received or recovered (whether by direct payment, by exercise of any right of set-off, combination of accounts or lien, or otherwise) by any Bank in respect of the total sum which has become due to it from the Borrower under this Agreement before that time exceeds the proportion received or recovered by the Bank(s) receiving or recovering the smallest proportion (if any), then:-

     (1) within two Business Days after receiving a request from the Agent, that Bank shall pay to the Agent an amount equal to the excess;

     (2) the Agent shall distribute that payment to the other Banks as if it were paid by the Borrower; and

     (3) as between the Borrower and the Banks, that excess amount shall be treated as having been paid to the Banks to which (and in the proportions in which) it is distributed under paragraph (2), rather than as having been paid to that Bank.

Within two Business Days after any Bank receives or recovers any such sum otherwise than by payment through the Agent, that Bank shall notify the Agent of the amount and currency so received or recovered, how it was received or recovered and whether it represents principal, interest or other sums. If all or part of any amount so received or recovered by that Bank has to be refunded by it (with or without interest), each Bank to whom any part of that amount has been distributed shall (within two Business Days after receiving a request from that Bank) in turn pay to that Bank its proportionate share of the amount to be refunded and of any interest required to be paid by that Bank on that amount in respect of all or any part of the period from the date of the relevant distribution to the date of that payment to that Bank.

Any amount received or recovered by a Bank under a novation, assignment, sub-participation (or the like) shall be ignored for the purpose of this sub-Clause (B). Furthermore, a Bank shall not be obliged to share any amount which it has received or recovered as a result of taking legal proceedings with any other Bank which had an opportunity to participate in those legal proceedings but did not do so and did not take separate legal proceedings.

This sub-Clause (B) shall apply, with any necessary modifications, to any amount set-off under sub-Clause (A) by any party to this Agreement in respect of any sum due to any other party under this Agreement.


23.  EXPENSES AND STAMP DUTY

     Whether or not the EDB Guarantee is issued or any Advance is made under this Agreement, the Borrower shall pay:-

     (1) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent, the Security Trustee, and/or the Lead Arrangers in connection with the preparation, negotiation or entry into of the Financing Documents and/or any amendment of, supplement to or waiver in respect of the Financing Documents;

     (2) on demand, all costs and expenses (including legal fees on a full indemnity basis all goods and services, valued added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent, the Lead Arrangers, the Security Trustee or any Bank in protecting or enforcing any rights under the Financing Documents and/or any such amendment, supplement or waiver; and

     (3) promptly, and in any event before any interest or penalty becomes payable, any goods and services, value added, stamp, documentary, registration or similar duty or tax payable in connection with the entry into, enforcement or admissibility in evidence of the Financing Documents and/or any such amendment, supplement or waiver, and shall indemnify the Agent, the Lead Arrangers, the Security Trustee and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or tax.


24.  CALCULATIONS AND EVIDENCE

(A) Basis of Calculation: All interest (including default interest) and commitment fee shall accrue from day to day and shall be calculated on the basis of a year of 365 days (in the case of an amount denominated in Singapore Dollars) or 360 days (in the case of an amount denominated in United States Dollars) and the actual number of days elapsed.

(B) Loan Accounts: The entries made in the accounts maintained by each Bank in accordance with its usual practice shall (in the absence of manifest error) be prima facie evidence of the existence and amounts of the obligations of the Borrower recorded in them.

(C) Certificate Conclusive: A certificate by the Agent, the Security Trustee, any Lead Arranger or any Lending Bank as to any sum payable to it under this Agreement, and any other certificate, determination, notification, opinion or the like of the Agent, any Lead Arranger, the Security Trustee, any Bank or the Majority Banks provided for in this Agreement, shall be conclusive save for manifest error.


25.  BENEFIT OF AGREEMENT

(A) Benefit and Burden of Agreement: This Agreement shall benefit and be binding on the parties, any New Bank in respect of which a Transfer Notice becomes effective in accordance with sub-Clause (C), their respective assignees and their respective successors. Any reference in this Agreement to any party shall be construed accordingly.

(B) Borrower: The Borrower may not assign or transfer all or part of its rights or obligations under this Agreement.

(C) Banks: (1) Any Bank may at any time transfer all or part of its Outstandings or all or part of its Commitment to any person without the consent of any party (but such Bank shall give to the Borrower prior notice of such transfer) Provided That in the case of a transfer by a Guarantor Bank of all of part of its Guarantee Commitment or, as the case may be, Tranche B Term Commitment, the proposed transferee shall be approved by EDB as a Guarantor Bank prior to the proposed transfer. Any such transfer shall be made by delivering to the Agent a duly completed and executed Transfer Notice. On receipt of such a notice, the Agent shall countersign it for and on behalf of itself and the other parties to this Agreement and, subject to the terms of that Transfer Notice:-

     (a) to the extent that in that Transfer Notice the relevant Bank seeks to novate its Outstandings and/or its Tranche A Term Commitment or, as the case may be, its Tranche B Term Commitment, the Borrower and that Bank shall each be released from further obligations to each other and their respective rights against each other shall be cancelled (such rights and obligations being referred to as "discharged rights and obligations");

     (b) the Borrower and the relevant New Bank shall each assume new obligations towards each other and/or acquire new rights against each other which differ from the discharged rights and obligations only insofar as the Borrower and that New Bank have assumed and acquired the same in place of the Borrower and that Bank; and

     (c) the New Bank and the other parties to this Agreement (other than the Borrower) shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had that New Bank been an original party to this Agreement as a Bank with the rights and/or obligations acquired or assumed by it as a result of that novation (and, to that extent, the original Bank and those other parties shall each be released from further obligations to each other).

     (2) On the date on which a transfer takes effect pursuant to paragraph (1), the New Bank in respect of such transfer shall pay to the Agent for its own account a transfer fee of S$500. If any New Bank fails to pay any transfer fee payable by it under this paragraph (2) on its due date, the Agent may at any time deduct an amount equal to such fee from any moneys from time to time held by the Agent for account of such New Bank.

     (3) Any Bank may at any time assign all or part of its Outstandings to any person without the consent of any party (but such Bank shall give to the Borrower prior notice of such assignment).

     (4) The Borrower shall not be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of the Outstandings or the Commitments.

(D) Disclosure of Information: The Agent, any Arranging Party, the Security Trustee or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Bank, assignee, sub-participant or the like such information about the Borrower or any other person or details of this Agreement as it may think fit and may disclose to any other person such information about the Borrower with the prior consent in writing of the Borrower (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B), (1) no such consent will be required for any such disclosure and (2) the Agent, the relevant Arranging Party, the Security Trustee or the relevant Bank making any such disclosure shall, if practicable, consult with the Borrower prior to making any such disclosure and shall consider in good faith any request from the Borrower to the Agent, such Arranging Party, the Security Trustee or such Bank not to make any such disclosure or to delay making any such disclosure).

(E) Limitation on Certain Obligations of Borrower: If, at the time of any assignment or transfer by a Bank or any change in the lending office by a Bank, circumstances exist which would oblige the Borrower to pay to the New Bank under Clause 11(B) or 12(B) any sum in excess of the sum (if any) which it would have been obliged to pay to that Bank under the relevant Clause in the absence of that assignment or transfer or, as the case may be, change in such lending office, the Borrower shall not be obliged to pay that excess.


26.  REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

(A) No Implied Waivers: No failure on the part of the Agent, any Lead Arranger, the Security Trustee or any Bank to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

(B) Amendments, Waivers and Consents: Any provision of this Agreement may be amended or supplemented only if the Borrower and the Majority Banks so agree in writing and any Event of Default, Potential Event of Default, provision or breach of any provision of this Agreement may be waived before or after it occurs only if the Majority Banks so agree in writing but:-

     (1) an amendment, supplement or waiver which puts one or more Banks in a better or worse position than one or more other Banks or changes or relates to (a) the amount of the Available Tranche A Facility or the amount of the Available Tranche B Facility or any Bank's Commitment or Available Tranche A Commitment or Available Tranche B Commitment, (b) the Commitment Termination Date, (c) the amount or currency of the Advances, (d) the amount or date of any repayment instalment, (e) the length of Interest Periods, (f) the rate or dates of payment of interest, (g) the amount or date(s) of payment of any fee payable under Clause 10, (h) the currency of any payment, (i) the discharge or release of any of the Security Documents, (j) the definition of "Majority Banks", (k) this sub-Clause (B) or (l) any Clause which by its terms requires the consent of all the Banks, shall require the agreement of all the Banks and (in the case of an amendment or supplement) the Borrower also; and

     (2) an amendment, supplement or waiver which changes or relates to the rights and/or obligations of the Agent, the Security Trustee or any Lead Arranger shall require its agreement also.

Any consent by the Agent, any Lead Arranger, the Security Trustee, any Bank or the Majority Banks under any provision of this Agreement must also be in writing. Any such waiver or consent may be given subject to any conditions thought fit by the person giving it and shall be effective only in the instance and for the purpose for which it is given.


27.  COMMUNICATIONS

(A) Addresses: Each communication under this Agreement shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Agreement. The initial fax number, telex number, address and person (if any) so designated by each party are set out under its name at the end of this Agreement. Any communication or document from or to the Borrower under this Agreement shall be sent to, by or through the Agent.

(B) Deemed Delivery: Any communication from the Borrower shall be irrevocable, and shall not be effective until received by the Agent. Any other communication from one party to another party shall be deemed to be received by such other party (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to it at that address.


28.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.


29.  NATURE OF RIGHTS AND OBLIGATIONS

(A) Liability Several: The liability of the Banks is several. No party to this Agreement shall be responsible for the obligations of any other party. The failure of a Bank to perform its obligations shall not release any other party from its obligations.

(B) Rights Several: The rights of the Banks are also several. The amount at any time owing by the Borrower to any party under this Agreement shall be a separate and independent debt from the amount owing to any other party. Each party shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any Arranging Party, the Agent, the Security Trustee or any Bank to be joined as an additional party in any proceedings for this purpose.


30.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement.

                               S C H E D U L E  1


                              BANKS AND COMMITMENTS


              Part A -- Lending Banks and Tranche A Term Commitments

     Lending Bank                                 Tranche A Term Commitment
     ------------                                 -------------------------
1.   Citibank, N.A., Singapore                    US$100,000,000

2.   Overseas Union Bank Limited                  US$ 83,000,000

3.   ABN AMRO Bank N.V., Singapore Branch         US$ 67,000,000

4.   Industrial And Commercial Bank Of China,
      Singapore Branch                            US$ 66,000,000

5.   Commerzbank Aktiengesellschaft,
      Singapore Branch                            US$ 50,000,000

6.   Danske Bank A/S                              US$ 50,000,000

7.   The Sumitomo Bank, Limited,
      Singapore Branch                            US$ 50,000,000

8.   The Bank of Tokyo-Mitsubishi, Ltd.,
      Singapore Branch                            US$ 33,000,000

9.   The HongKong and Shanghai Banking
      Corporation Limited                         US$ 33,000,000

10.  The Industrial Bank of Japan, Limited,
      Singapore Branch                            US$ 33,000,000

11.  The Norinchukin Bank, Singapore Branch       US$ 33,000,000

12.  The Sanwa Bank Limited,
      Singapore Branch                            US$ 33,000,000

13.  Credit Lyonnais, Singapore Branch            US$ 25,000,000

14.  Bayerische Landesbank Girozentrale,
      Singapore Branch                            US$ 16,000,000

15.  Westdeutsche Landesbank Girozentrale,
      Singapore Branch                            US$  8,000,000
                                                  --------------
                                                  US$680,000,000
                                                  ==============

               Part B -- Guarantor Banks and Guarantee Commitments

     Guarantor Bank                                       Guarantee Commitment
     --------------                                       --------------------
1.   Citibank, N.A., Singapore                            S$ 35,000,000

2.   Overseas Union Bank Limited                          S$ 30,000,000

3.   ABN AMRO Bank N.V., Singapore Branch                 S$ 23,000,000

4.   Industrial And Commercial Bank Of China,
      Singapore Branch                                    S$ 23,000,000

5.   Commerzbank Aktiengesellschaft,
      Singapore Branch                                    S$ 17,000,000

6.   Danske Bank A/S                                      S$ 17,000,000

7.   The Sumitomo Bank, Limited,
      Singapore Branch                                    S$ 17,000,000

8.   The Bank of Tokyo-Mitsubishi, Ltd.,
      Singapore Branch                                    S$ 12,000,000

9.   The HongKong and Shanghai Banking
      Corporation Limited                                 S$ 12,000,000

10.  The Industrial Bank of Japan, Limited,
      Singapore Branch                                    S$ 12,000,000

11.  The Norinchukin Bank, Singapore Branch               S$ 12,000,000

12.  The Sanwa Bank Limited,
      Singapore Branch                                    S$ 12,000,000

13.  Credit Lyonnais, Singapore Branch                    S$  9,000,000

14.  Bayerische Landesbank Girozentrale,
      Singapore Branch                                    S$  6,000,000

15.  Westdeutsche Landesbank Girozentrale,
      Singapore Branch                                    S$  3,000,000
                                                          -------------
                                                          S$240,000,000
                                                          =============

             Part C -- Guarantor Banks and Tranche B Term Commitments

     Guarantor Bank                                       Tranche B Term Commitment
     --------------                                       -------------------------
1.   Citibank, N.A., Singapore                            US$ 20,000,000

2.   Overseas Union Bank Limited                          US$ 17,000,000

3.   ABN AMRO Bank N.V., Singapore Branch                 US$ 14,000,000

4.   Industrial And Commercial Bank Of China,
      Singapore Branch                                    US$ 14,000,000

5.   Commerzbank Aktiengesellschaft,
      Singapore Branch                                    US$ 10,000,000

6.   Danske Bank A/S                                      US$ 10,000,000

7.   The Sumitomo Bank, Limited,
      Singapore Branch                                    US$ 10,000,000

8.   The Bank of Tokyo-Mitsubishi, Ltd.,
      Singapore Branch                                    US$  7,000,000

9.   The HongKong and Shanghai Banking
      Corporation Limited                                 US$  7,000,000

10.  The Industrial Bank of Japan, Limited,
      Singapore Branch                                    US$  7,000,000

11.  The Norinchukin Bank, Singapore Branch               US$  7,000,000

12.  The Sanwa Bank Limited,
      Singapore Branch                                    US$  7,000,000

13.  Credit Lyonnais, Singapore Branch                    US$  5,000,000

14.  Bayerische Landesbank Girozentrale,
      Singapore Branch                                    US$  3,000,000

15.  Westdeutsche Landesbank Girozentrale,
      Singapore Branch                                    US$  2,000,000
                                                          --------------
                                                          US$140,000,000
                                                          ==============

                                S C H E D U L E  2


                             FORM OF TRANSFER NOTICE


To:  ABN AMRO Bank N.V., Singapore Branch,
     63, Chulia Street, 5th Floor,
     Singapore 049514.

Attention: [name and title of relevant person]


                       CHARTERED SILICON PARTNERS PTE LTD

                                CREDIT AGREEMENT

                           DATED 28TH SEPTEMBER, 2000


1. This Transfer Notice relates to the above Credit Agreement. Terms defined in the Credit Agreement have the same meaning in this Transfer Notice.

2. The undersigned Existing Bank confirms that, to the extent details appear below under the heading "Rights and/or Obligations to be Transferred", those details accurately summarise the rights and/or obligations which are to be novated and which are, upon delivery of this Transfer Notice to the Agent (but subject to 3 below), cancelled and discharged in accordance with Clause 25(C) of the Credit Agreement.

3. The undersigned New Bank agrees that it assumes and acquires new rights and/or obligations in accordance with Clause 25(C) of the Credit Agreement on and with effect from [ ], 20[ ] [subject only to the Agent's having received tested telex confirmation from [ ] that the sum of [ ] has been credited to the Existing Bank's account with [ ] for value that date].

4.   The undersigned New Bank:-

     (1) confirms that, until further notice, its lending office and details for communications are as set out below;

     (2) agrees to perform and comply with the obligations expressed to be imposed on it by Clause 25(C) of the Credit Agreement as a result of this Transfer Notice taking effect; and

     (3) if not already a Bank, appoints the Agent to act as its agent as provided in the Credit Agreement and agrees to be bound by the Credit Agreement (including, but not limited to, Clause 21 and particularly, but not limited to, Clauses 21(E), (G) and (H)).

5. The above confirmations and agreements are given to and for the benefit of and made with each of the other parties to the Credit Agreement.

6. This Transfer Notice shall be governed by, and construed in accordance with, the laws of Singapore.




Existing Bank

Name:

By:
   -----------------------------------
         Authorised Signatory

Date:        20


New Bank

Name:

By:
   ----------------------------------
         Authorised Signatory

Date:        20


Lending Office

Address:

Fax Number:

Telex Number:


Attention:

Rights and/or Obligations to be Transferred

1. Existing Bank's [Guarantee/Tranche A Term/Tranche B Term] Commitment to be novated:

2.   Existing Bank's Outstandings to be novated:

Agent

Agreed for and on behalf of itself as Agent and the other parties to the Credit Agreement.


Name:

By:
   ----------------------------------
         Authorised Signatory

Date:       20

                               S C H E D U L E  3


                              CONDITIONS PRECEDENT


1. A certified copy of each of (1) the certificate of incorporation of the Borrower, (2) the Memorandum and Articles of Association of the Borrower, (3) the certificate of incorporation (or equivalent) of each Shareholder and (4) the Memorandum and Articles of Association (or equivalent) of each Shareholder.

2. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:-

     (1) all actions required to be taken by the Borrower (a) authorising the entry into of the Financing Documents and (b) authorising appropriate persons to execute and deliver the Financing Documents on behalf of the Borrower and to take any action contemplated in the Financing Documents; and

     (2) all necessary consents required by the Borrower for the execution, delivery and performance of the Financing Documents or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

3. Specimen signatures of the respective persons referred to in paragraph 2 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

4. A copy, certified true by an authorised officer of each Shareholder as being in full force and effect on the date thereof, of:-

     (1) all actions required to be taken by that Shareholder (a) authorising the entry into of the Shareholders Undertaking and (b) authorising appropriate persons to execute and deliver the Shareholders Undertaking on behalf of that Shareholder and to take any action contemplated in the Shareholders Undertaking; and

     (2) all necessary consents required by that Shareholder for the execution, delivery and performance of the Shareholders Undertaking or, if no such consents are necessary, a certificate to that effect from a person duly authorised by that Shareholder so to certify.

5. Specimen signatures of the respective persons referred to in paragraph 4 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

6.   A certified copy of the Certificate of Statutory Completion for the Plant.

7.   The Project Account Charge, duly executed by the Borrower.

8.   The DSRA Account Charge, duly executed by the Borrower.

9. The Shareholders Undertaking, duly executed by the Shareholders, the Borrower and the Agent.

10.  The Trust Deed, duly executed by the Borrower.

11. Evidence of the acceptance by the process agent appointed in Clause 14(E) of the Shareholders Undertaking of its appointment as such for the purpose of the Shareholders Undertaking.

12.  A certified copy of the Joint Venture Agreement.

13.  A certified copy of the most recent Business Plan.

14. A report from the Independent Insurance Consultant confirming that the insurance arrangements for the construction and the operational phases of the Project are satisfactory and confirming, inter alia, that the insurances required to be effected in compliance with the provisions of Clause 16(A)(16) are in full force and effect.

15.  A confirmation from the Borrower confirming that:-

     (1) it is not in breach of, or default under, any provision of the Agreement for Sub-Licence and Sub-Lease dated 24th September, 1999 made between (1) Singapore Technologies Pte Ltd and (2) the Borrower; and

     (2) it has met the minimum investment of S$1,000 per square metre of the gross floor area of the building(s) on building and civil works and S$500 per square metre on plant and machinery.

16. Certified copies of certificates of insurance effected in compliance with the provisions of Clause 16(A)(16).

17. A notice of charge to the Project Account Bank duly executed by the Borrower, substantially in the form of Schedule 1 to the Project Account Charge (or in such other form as the Security Trustee and the Borrower may agree).

18. A notice of charge to the DSRA Account Bank duly executed by the Borrower, substantially in the form of Schedule 1 to the DSRA Account Charge (or in such other form as the Security Trustee and the Borrower may agree).

19.  Legal opinions dated on or after the date of this Agreement from:-

     (1) Nauta Dutilh, legal advisers in the Netherlands to the Agent, the Arranging Parties, the Security Trustee and the Banks, as to such matters of the laws of the Netherlands relevant to the Shareholders Undertaking as the Agent may request; and

     (2) Allen & Gledhill, legal advisers in Singapore to the Agent, the Arranging Parties, the Security Trustee and the Banks, as to such matters of Singapore law relevant to the Financing Documents as the Agent may request.

                               S C H E D U L E  4


                   FORM OF REQUEST FOR ISSUE OF EDB GUARANTEE


To:  ABN AMRO Bank N.V., Singapore Branch,
     63, Chulia Street, 5th Floor,
     Singapore 049514.

Attention: [name and title of relevant person]


                       Chartered Silicon Partners Pte Ltd
                                Credit Agreement
                            dated 28th September 2000


     We refer to the above Credit Agreement between (1) ourselves, as Borrower,
(2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as Lead Arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch and Credit Lyonnais, Singapore Branch, as Arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as Co-Arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as Lead Manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as Manager, (7) the Guarantor Banks named therein, as Guarantor Banks, (8) the Lending Banks named therein, as Lending Banks, (9) yourselves, as Agent and (10) yourselves, as Security Trustee. Terms defined in the Credit Agreement have the same meaning in this notice.

     We give you notice that we request the EDB Guarantee to be issued by the Guarantor Banks under the Credit Agreement as follows:-

     (1)  Amount:

     (2)  Issue Date:                    , 20     (or, if that is not a
                              -----------    ----
                              Singapore Business Day, the next succeeding
                              Singapore Business Day)

     (3)  Expiry Date:

     We confirm that no Event of Default or Potential Event of Default has occurred and is continuing or will occur as a result of the issue of the EDB Guarantee we represent and warrant that the representations and warranties contained in Clause 14 of the Credit Agreement (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all respects if repeated today by reference to the circumstances now existing and we confirm that all the undertakings on our part contained in Clauses 15 and 16 of the Credit Agreement have been fully performed and observed by us.


     Dated             , 2000.
          -------------



                                             Yours faithfully,
                                             For and on behalf of

                                             CHARTERED SILICON PARTNERS PTE LTD



                                             By:
                                                --------------------------------


                                             Name:
                                                  ------------------------------


                                             Title:
                                                   -----------------------------

                               S C H E D U L E  5


                           FORM OF REQUEST FOR ADVANCE


To:  ABN AMRO Bank N.V., Singapore Branch,
     63, Chulia Street, 5th Floor,
     Singapore 049514.

Attention: [name and title of relevant person]


                       Chartered Silicon Partners Pte Ltd
                                Credit Agreement
                           dated 28th September, 2000


     We refer to the above Credit Agreement between (1) ourselves, as Borrower,
(2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as Lead Arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch and Credit Lyonnais, Singapore Branch, as Arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as Co-Arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as Lead Manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as Manager, (7) the Guarantor Banks named therein, as Guarantor Banks, (8) the Lending Banks named therein, as Lending Banks, (9) yourselves, as Agent and (10) yourselves, as Security Trustee. Terms defined in the Credit Agreement have the same meaning in this notice.

     We give you notice that we request [a Tranche A Advance/a Tranche B Advance]* made to us under the [Tranche A Term Commitments/Tranche B Term Commitments]* as follows:-

     (1)  Amount: US$

     (2)  Date of Advance:         20    (or, if that is not a Business Day, the
                               ----  ----
                               next succeeding Business Day)

     (3)  First Interest Period: [1] [3] [6]

     We confirm that no Event of Default or Potential Event of Default has occurred and is continuing or will occur as a result of the making of the above Advance, we represent and warrant that the representations and warranties contained in Clause 14 of the Credit Agreement (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all respects if repeated today by reference to the circumstances now existing and we confirm that all the undertakings on out part contained in Clauses 15 and 16 of the Credit Agreement have been fully performed and observed by us.

     You are requested to make the proceeds of this Advance available to us by credit to our account with [details of bank account] in New York City.


     Dated          , 20    .
           ---------    ----




--------------------
* DELETE WHERE APPROPRIATE

                                             Yours faithfully,
                                             For and on behalf of
                                             CHARTERED SILICON PARTNERS PTE LTD




                                             By:
                                                --------------------------------


                                             Name:
                                                  ------------------------------


                                             Title:
                                                   -----------------------------

                              A P P E N D I X  A


                          FORM OF DSRA ACCOUNT CHARGE

                           DATED 28TH SEPTEMBER, 2000










                       CHARTERED SILICON PARTNERS PTE LTD
                                  as Borrower






                                    - and -





                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                              as Security Trustee










                    ----------------------------------------

                              DSRA ACCOUNT CHARGE

                    ----------------------------------------










                               ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                  City House,
                               Singapore 068877.

                                 C O N T E N T S


CLAUSE                     HEADING                                            PAGE
------                     -------                                            ----

   1.                      INTERPRETATION

   2.                      COVENANT TO PAY

   3.                      ASSIGNMENT AND CHARGE

   4.                      CONTINUING SECURITY

   5.                      REPRESENTATIONS AND WARRANTIES

   6.                      UNDERTAKINGS

   7.                      ENFORCEMENT

   8.                      ACCOUNT

   9.                      APPLICATION OF MONEYS

  10.                      INDEMNITY

  11.                      DELEGATION

  12.                      FURTHER ASSURANCE

  13.                      POWER OF ATTORNEY

  14.                      AVOIDANCE OF PAYMENTS

  15.                      REMEDIES AND WAIVERS

  16.                      BENEFIT OF SECURITY

  17.                      PARTIAL INVALIDITY

  18.                      COMMUNICATIONS

  19.                      GOVERNING LAW AND JURISDICTION

                           SCHEDULE 1 -- FORM OF NOTICE OF ASSIGNMENT
                                         TO ACCOUNT BANK

                           SCHEDULE 2 -- FORM OF ACKNOWLEDGEMENT OF
                                         NOTICE

     T H I S  C H A R G E  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Phase 2 Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (the "Credit Agreement") dated 28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks (the Guarantor Banks and the Lending Banks being hereinafter collectively referred to as the "Banks"),
(9) ABN AMRO Bank N.V., Singapore Branch, as agent, and (10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and (b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Credit Agreement.

(B) The Borrower may not request for the making of an Advance (as defined in the Credit Agreement) unless and until, inter alia, the Security Trustee has received this Charge, duly executed by the Borrower.

(C) The Security Trustee is holding the benefit of this Charge on trust for itself and the Phase 2 Secured Parties under the terms of the Trust Deed (as defined below).

     I T  I S  A G R E E D as follows:-


1.   INTERPRETATION

(A) Definitions: In this Charge, except to the extent that the context requires otherwise:-

     "Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "Act" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore;

     "Charged Property" means all the assets and property of the Borrower assigned and charged under or pursuant to Clause 3;

     "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "Financing Documents" means the Credit Agreement and the Security
     Documents;

     "Phase 2 Secured Parties" means all parties for the time being to the Credit Agreement other than the Borrower (and includes their respective successors and assigns);

     "Secured Debt" means all sums (whether principal, interest, fee, commission or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Phase 2 Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Phase 2 Secured Parties (or any of them) under or pursuant to, any of the Financing Documents;

     "Security Trustee" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for itself and the Phase 2 Secured Parties under this Charge; and

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee, being the Trust Deed referred to in the Credit Agreement.

(B) Financing Documents: All terms and references used in this Charge and which are defined or construed in any of the Financing Documents but are not defined or construed in this Charge shall have the same meaning and construction in this Charge. Any reference in this Charge to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Charge: Except to the extent that the context otherwise requires, any reference to "this Charge" includes this Charge as from time to time amended, modified or supplemented and any document which is supplemental hereto or which is entered into for the purposes of perfecting or protecting the security constituted by this Charge.

(D) Headings and Clauses: The headings in this Charge are inserted for convenience only and shall be ignored in construing this Charge. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. Save where otherwise indicated, references to "Clauses" and "Schedules" are to be construed as references to the clauses of, and the schedules to, this Charge.


2.   COVENANT TO PAY

     The Borrower hereby covenants that it will pay and discharge the Secured Debt in accordance with the terms of the Financing Documents.


3.   ASSIGNMENT AND CHARGE

     The Borrower as beneficial owner, and as a continuing security for the payment and discharge of the Secured Debt and for the observance and performance by the Borrower of its obligations under the Financing Documents, hereby charges, and agrees to charge in favour of the Security Trustee (as security trustee for the Phase 2 Secured Parties), with the intent that it shall take effect by way of first fixed charge, and assigns and agrees to assign absolutely to the Security Trustee (as security trustee for the Phase 2 Secured Parties), free from all liens, charges and other encumbrances, all the Borrower's present and future rights, title and interest in and to all moneys from time to time standing to the credit of the Debt Service Reserve Account, whether in addition to or by way of renewal, extension or replacement of any moneys previously deposited in or credited to the Debt Service Reserve Account (it being understood that such moneys may from time to time be represented by new account numbers) or otherwise, together with any interest from time to time accruing in respect of such moneys Provided Always that if at any time the whole of the Secured Debt shall have been paid or discharged in full, the Security Trustee will, as soon as reasonably practicable, at the cost and request of the Borrower, discharge or otherwise reassign, on a without recourse or warranty basis (other than in respect of the Security Trustee's acts or omissions constituting negligence or wilful default), to the Borrower or as it may direct the Charged Property from the security hereby created.


4.   CONTINUING SECURITY

(A) Continuing Obligations: The security created by this Charge shall constitute and be a continuing security for the payment and discharge of the Secured Debt notwithstanding any intermediate payment or settlement of account or reduction or repayment of the Secured Debt for the time being owing or any other matter or thing whatsoever, and shall be in addition to and shall not be in any way prejudiced or affected by any of the other Financing Documents or any collateral or other agreement, security, guarantee, indemnity, right, remedy or lien of whatever nature which the Security Trustee or any of the Phase 2 Secured Parties may now or at any time hereafter have, or judgment or order obtained by the Security Trustee or any of the Phase 2 Secured Parties, for or in respect of all or any part of the Secured Debt nor shall any of the other Financing Documents or any such collateral or other agreement, security, guarantee, indemnity, right, remedy or lien or judgment or order be in any way prejudiced or affected by this Charge.

(B) Unconditionality of Security: The security created by this Charge shall not be discharged or affected by (1) any time, indulgence, concession, waiver or consent at any time given to the Borrower or any other person, (2) any amendment or supplement to or change in the terms of the Secured Debt, any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower or any other person for payment, (4) the enforcement or absence of enforcement of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the taking, existence or release of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (6) the bankruptcy or winding-up of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder or (8) any other matter or thing which but for the provisions of this sub-Clause (B) would operate to impair or discharge the security created by this Charge.

(C) Continuation/Opening of Accounts: In the event of the commencement of the winding-up of the Borrower or of this Charge ceasing for any reason to be binding on the Borrower or if the Security Trustee or any of the Phase 2 Secured Parties shall at any time receives notice (either actual or otherwise) of any subsequent or other mortgage, charge, assignment, hypothecation, pledge, lien or other like interest, matter, event or transaction affecting the Charged Property or any part of it, the Security Trustee and each of the Phase 2 Secured Parties may open a new account or accounts for the Borrower in its books. If the Security Trustee or any of the Phase 2 Secured Parties does not in fact open such new account then, unless it gives express notice in writing to the Borrower to the contrary, the Security Trustee and/or such Secured Party shall be treated as if it had in fact opened such account or accounts at the time when it received or is deemed to have received such notice. As from that time and unless such express notice in writing shall be given to the Borrower by the Security Trustee and/or each of the Phase 2 Secured Parties, all payments by or on behalf of the Borrower to the Security Trustee or any of the Phase 2 Secured Parties shall be credited, or treated as having been credited, to a new account of the Borrower and not as having been applied in reduction of the Secured Debt at the time when such notice was received or deemed to have been received. For the avoidance of doubt, if a payment which would (but for this sub-Clause (C)) have been applied in reduction of the Secured Debt in accordance with the provisions of the Financing Documents is instead credited to a new account of the Borrower under this sub-Clause (C), then solely for the purpose of calculating interest accruing on the Secured Debt, the Secured Debt shall be deemed to have been reduced by the amount of that payment in accordance with such application of that payment.

(D) Suspense Account: Any amount received or recovered by the Security Trustee or any of the Phase 2 Secured Parties in respect of any amount received or recovered pursuant to this Charge and/or any of the powers hereby conferred may be placed by the Security Trustee or such Secured Party in a suspense account (which shall be interest-bearing, where practicable) with a view to preserving the rights of such party to prove for the whole of the Secured Debt. That amount may be kept there (with any interest accrued being credited to that account) unless and until the Borrower is not obliged to pay any further sum under the Credit Agreement and the Security Trustee or such Secured Party has irrevocably received or recovered its share of the Secured Debt.


5.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of the Security Trustee and each of the Phase 2 Secured Parties as follows:-

     (1) Ownership: it is and will at all times be the sole and beneficial owner of the Charged Property or otherwise permitted under the Financing Documents;

     (2) Existing Security: no security exists on or over any of the Charged Property except for the security created by this Charge; and

     (3) Repetition: each of the above representations and warranties will be correct and complied with in all respects on the date of each request for an Advance, on the date on which each Advance is to be made, the date of the request for the issue of the EDB Guarantee, the date on which the EDB Guarantee is issued and each Interest Payment Date as if repeated then by reference to the then existing circumstances.


6.   UNDERTAKINGS

     The Borrower hereby undertakes to the Security Trustee and each of the Phase 2 Secured Parties that:-

     (1) Notice of Charge: it will forthwith upon the execution of this Charge give to the Account Bank a notice of this Charge in the form of
          Schedule 1 (or in such other form as the Security Trustee and the Borrower may agree) and use its reasonable endeavours to procure that the Account Bank delivers to the Security Trustee an acknowledgment of such notice in the form of Schedule 2 (or in such other form as the Security Trustee and the Borrower may agree);

     (2) Disposition: it will not (and will not agree, conditionally or unconditionally, to), without the prior consent in writing of the Security Trustee (such consent not to be unreasonably withheld), sell, assign, transfer or otherwise dispose of, or create (or agree, conditionally or unconditionally, to create) or have outstanding any security on or over any part of the Charged Property or any interest in the Charged Property, except for the security created by this Charge or as expressly permitted under any of the other Financing Documents;

     (3) Impairment of Security: it will not take or omit to take any action the taking or omission of which will result in any impairment of this Charge or of any of the rights created under this Charge; and

     (4) Enforcement of Rights: after the occurrence of an Acceleration Event, it will do or permit to be done each and every act or thing which the Security Trustee may from time to time reasonably require to be done for the purpose of enforcing the rights of the Security Trustee and the Phase 2 Secured Parties under this Charge and will allow its name to be used as and when reasonably required by the Security Trustee for that purpose.


7.   ENFORCEMENT

(A)  Section 21: Section 21 of the Act shall not apply to this Charge.

(B) Power of Sale: The Security Trustee may exercise the power of sale conferred on mortgagees by the Act (as varied and extended by this Charge) free from the restrictions imposed by Section 25 thereof. The security created by this Charge shall become enforceable and the power of sale and all other powers conferred by the Act and/or this Charge shall arise and may be exercised by the Security Trustee at any time after the occurrence of an Acceleration Event.

(C) Statutory Powers: The powers conferred by this Charge in relation to the Charged Property or any part thereof on the Security Trustee shall be in addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this Charge except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Charge as aforesaid or where the powers or protections in this Charge are more extensive or less restricted than those provided by the Act, then the terms of this Charge shall prevail to the extent permitted by law.


8.   ACCOUNT

(A) Account: The Borrower undertakes to the Security Trustee and each of the Phase 2 Secured Parties that it will at all times during the continuance of this Charge maintain with the Account Bank the Debt Service Reserve Account and it will not withdraw (or attempt to withdraw), or deal with (or agree, conditionally or unconditionally, to deal with) any of the money from time to time standing to its credit in the Debt Service Reserve Account or purport or attempt to do any other act or thing which may in any way delay or prejudice the right of the Security Trustee and each of the Phase 2 Secured Parties and to receive payment of such moneys in accordance with the provisions of this Charge.

(B) Security Trustee's Power: The Security Trustee (as trustee for the Phase 2 Secured Parties) shall have power at all times, either in its own name or in the name of the Borrower, and without prior notice to the Borrower or any other person, to withdraw, and where any moneys from time to time standing to the credit of the Borrower in the Debt Service Reserve Account or any part thereof is denominated in a currency other than the currency of the Secured Debt, to convert such moneys into the currency of the Secured Debt, and apply such moneys in the manner and order as set out in Clause 9 and generally to operate the Debt Service Reserve Account and withdraw or deal with any of the money from time to time standing to the credit of the Debt Service Reserve Account in such manner as the Security Trustee (as trustee for the Phase 2 Secured Parties) may deem fit for purposes of securing or protecting the interests or enforcing the rights of the Security Trustee and each of the Phase 2 Secured Parties under this Charge Provided That the Security Trustee shall as soon as reasonably practicable after effecting any such withdrawal, conversion or other dealing, give notice in writing thereof to the Borrower.


9.   APPLICATION OF MONEYS

     Any moneys received by the Security Trustee under or pursuant to this Charge and/or the powers conferred by this Charge shall be applied in accordance with the provisions of Clause 8(C) of the Trust Deed.


10.  INDEMNITY

(A) To Security Trustee: The Security Trustee shall at all times, after the enforcement of the security constituted by this Charge, be held harmless and be indemnified by the Borrower from and against all actions, losses, claims, proceedings, costs, demands and liabilities suffered by the Security Trustee as a result of the enforcement of the security constituted by this Charge (including but not limited to all those powers vested in the Security Trustee under or pursuant to Clause 7) unless such actions, losses, claims, proceedings, costs, demands and liabilities shall have arisen, whether directly or indirectly, out of the Security Trustee's wilful default or negligence.

(B) Repayment of Moneys: If, in connection with the enforcement of the security constituted by this Charge, the Security Trustee sees fit to exercise its rights hereunder with respect to the Charged Property or any part thereof or if the Security Trustee makes any payment in respect of the Charged Property or any part thereof which should have been borne by the Borrower, all moneys so expended by the Security Trustee for the purposes aforesaid shall on demand be repaid by the Borrower to the Security Trustee in the currency in which such moneys were expended together with interest thereon calculated day by day from the date such moneys were expended until full payment (whether before or after judgment) at the rate per annum specified in Clause 18(B) of the Credit Agreement.


11.  DELEGATION

     The Security Trustee may, at any time and from time to time with the prior consent of the Borrower (such consent not to be unreasonably withheld), delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Charge in relation to the Charged Property or any part thereof and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security Trustee may reasonably think fit and the Security Trustee shall not be in any way liable or responsible to the Borrower for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.


12.  FURTHER ASSURANCE

     The Borrower shall at its own expense execute and do all such assurances, acts and things as the Security Trustee may reasonably require for perfecting or protecting the security over the Charged Property or any part thereof or for facilitating the realisation of the Charged Property and shall in particular execute all transfers, conveyances, assignments and assurances relating to the Charged Property (whether to the Security Trustee or to its nominees) and give all notices, orders and directions which the Security Trustee may reasonably think expedient.


13.  POWER OF ATTORNEY

(A) Powers: The Borrower hereby by way of security irrevocably appoints the Security Trustee and every such delegate or sub-delegate as aforesaid to be its attorney and on its behalf and in its name or otherwise, at any time after the occurrence of an Acceleration Event, to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions contained in this Charge and generally in its name or otherwise and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge on the Security Trustee or any such delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

(B) Ratification: The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-Clause (A) above shall do in the exercise of all or any of the powers, authorities and discretions referred to in such sub-Clause.


14.  AVOIDANCE OF PAYMENTS

     No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any of the Phase 2 Secured Parties on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by this Charge in respect of the full extent of the moneys thereby secured. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Security Trustee or any of the Phase 2 Secured Parties may have received from any person in respect of the Secured Debt, is set aside under any applicable law or proves to have been for any reason invalid.


15.  REMEDIES AND WAIVERS

(A) Rights/Remedies: No failure on the part of the Security Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Charge will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided by law.

(B) Waiver/Consent: Any waiver or consent by the Security Trustee under this Charge must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.


16.  BENEFIT OF SECURITY

     This Charge shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns. The Borrower may not assign or transfer all or any part of its rights, benefits and obligations hereunder.


17.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Charge under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Charge.


18.  COMMUNICATIONS

(A) Notices: Each demand, notice or other communication under this Charge shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Charge shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Charge. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The Borrower       :       Chartered Silicon Partners Pte Ltd,
                                60, Woodlands Industrial Park D,
                                Street 2,
                                Singapore 738406.

     Fax  number        :       360 4970
     Attention          :       Legal Department


     The  Security      :       ABN AMRO Bank N.V., Singapore Branch
     Trustee                    63, Chulia Street,
                                5th Floor,
                                Singapore 049514.

     Fax  number        :       536 7816
     Telex number       :       RS 24396
     Attention          :       Ms Sally Loh / Ms Patricia Teo

(B) Deemed Delivery: A demand, notice or other communication made or given to the Borrower in accordance with sub-Clause (A) shall be effective (notwithstanding that it is returned undelivered) and shall be deemed to be received by it, if sent by fax or telex, on the day of despatch or, in any other case, when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to that address.


19.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Charge shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Charge.

                               S C H E D U L E  1


                  FORM OF NOTICE OF ASSIGNMENT TO ACCOUNT BANK


From:   Chartered Silicon Partners Pte Ltd


To:     [Name of Account Bank]


Dear Sirs,

                             Re: Account No. [    ]

     We hereby give you notice that by a DSRA account charge (the "Charge")
dated [    ], 2000 made between us and ABN AMRO Bank N.V., Singapore Branch (the
"Security Trustee"), as security trustee for itself and for the Phase 2 Secured Parties referred to in the Charge, we have charged and assigned absolutely to the Security Trustee, all our right, title and interest in and to all moneys from time to time standing to the credit of the account [particulars of account] (the "Debt Service Reserve Account") maintained by us with you and all rights, benefits and proceeds of such moneys.

     Accordingly, we are not entitled to withdraw or deal with any moneys from the Debt Service Reserve Account nor receive any rights, benefits or proceeds of such moneys except with the prior consent in writing of the Security Trustee or save as permitted under Clause 16(B) of the Credit Agreement.

     You are authorised at all times to act in accordance and fully comply with any and all instructions from the Security Trustee to debit the Debt Service Reserve Account and transfer the amount so debited to the Security Trustee.

     This notice and the instructions herein contained are irrevocable and may not be modified without the prior consent in writing of the Security Trustee.

     Please acknowledge to the Security Trustee the receipt of this notice in the form of the acknowledgment attached.

     Dated [     ], 2000.



                                                       Yours faithfully,
                                                     For and on behalf of
                                              CHARTERED SILICON PARTNERS PTE LTD



                                              By:
                                                  ------------------------------


                                              Name:
                                                    ----------------------------


                                              Title:
                                                     ---------------------------

                               S C H E D U L E  2


                        FORM OF ACKNOWLEDGEMENT OF NOTICE


From:   [Name of Account Bank]
        (as Account Bank)


To:     ABN AMRO Bank N.V., Singapore Branch
        (as Security Trustee)


Dear Sirs,

                             Re: Account No. [    ]

     We acknowledge receipt of a notice of charge dated [     ], 2000, of which
the attached is a copy, and:-

     (1) confirm that we have received no notice of any prior charge, assignment or other security over the moneys referred to in the notice;

     (2) irrevocably and unconditionally agree not to set-off to your prejudice the moneys referred to in the notice against any claim which we may have against Chartered Silicon Partners Pte Ltd; and

     (3) confirm that we will comply with the directions to us contained in the notice.



                                                        Yours faithfully,
                                                      For and on behalf of
                                                     [NAME OF ACCOUNT BANK]



                                              By:
                                                  ------------------------------


                                              Name:
                                                    ----------------------------


                                              Title:
                                                     ---------------------------

     I N W I T N E S S W H E R E O F this Charge has been entered into on the day stated at the beginning of this Charge.


The Borrower

The Common Seal of                      )
CHARTERED SILICON PARTNERS PTE LTD      )
was hereunto affixed in                 )
the presence of:-                       )


                                        Director
---------------------------------------


                                        Director/Secretary
---------------------------------------


     I, _____________________, an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on ___________, 2000 the Common Seal of CHARTERED SILICON PARTNERS PTE LTD was duly affixed to the above Charge at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this _____________, 2000.



The Security Trustee


Signed, Sealed and Delivered by         )
                                        )
                                   and  )
----------------------------------      )
                                        )
                                   as   )
----------------------------------      )
attorneys for and on behalf of          )
ABN AMRO BANK N.V., SINGAPORE BRANCH    )
in the presence of:-                    )

                               A P P E N D I X  B


                         FORM OF PROJECT ACCOUNT CHARGE

                           DATED 28TH SEPTEMBER, 2000










                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower





                                     - and -





                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               as Security Trustee










                    ----------------------------------------


                             PROJECT ACCOUNT CHARGE


                    ----------------------------------------










                                ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                 C O N T E N T S


CLAUSE                     HEADING                                              PAGE
------                     -------                                              ----

   1.                      INTERPRETATION

   2.                      COVENANT TO PAY

   3.                      ASSIGNMENT AND CHARGE

   4.                      CONTINUING SECURITY

   5.                      CRYSTALLISATION OF FLOATING CHARGE

   6.                      REPRESENTATIONS AND WARRANTIES

   7.                      UNDERTAKINGS

   8.                      ENFORCEMENT

   9.                      PROJECT ACCOUNT

  10.                      APPLICATION OF MONEYS

  11.                      INDEMNITY

  12.                      DELEGATION

  13.                      FURTHER ASSURANCE

  14.                      POWER OF ATTORNEY

  15.                      AVOIDANCE OF PAYMENTS

  16.                      REMEDIES AND WAIVERS

  17.                      BENEFIT OF SECURITY

  18.                      PARTIAL INVALIDITY

  19.                      COMMUNICATIONS

  20.                      GOVERNING LAW AND JURISDICTION

                           SCHEDULE 1 -- FORM OF NOTICE OF ASSIGNMENT
                                          TO ACCOUNT BANK

                           SCHEDULE 2 -- FORM OF ACKNOWLEDGEMENT OF
                                          NOTICE

     T H I S  C H A R G E  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (as supplemented by a first supplemental agreement dated 14th December, 1998, a second supplemental agreement dated 9th November, 1999 and a third supplemental agreement to be entered into between the parties to the Phase 1 Credit Agreement) (collectively, the "Phase 1 Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) Den Danske Bank Aktieselskab, Singapore Branch (now known as Danske Bank A/S, Singapore Branch), as senior lead manager, (4) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, as lead manager, (5) The Sanwa Bank, Limited, Singapore Branch, as manager, (6) the Guarantor Banks named therein, as guarantor banks, (7) the Lending Banks named therein, as lending banks, and (8) ABN AMRO Bank N.V., Singapore Branch, as agent, (a) the Guarantor Banks agreed to grant a S$236,800,000 guarantee facility to the Borrower and (b) the Lending Banks agreed to grant a US$143,200,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 1 Credit Agreement.

(B)  By a Credit Agreement (the "Phase 2 Credit Agreement") dated
28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks (the Guarantor Banks and the Lending Banks being hereinafter collectively referred to as the "Banks"), (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and
(10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and (b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 2 Credit Agreement.

(C) The Borrower may not request for the making of an Advance (as defined in the Phase 2 Credit Agreement) unless and until, inter alia, the Security Trustee has received this Charge, duly executed by the Borrower.

(D) The Security Trustee is holding the benefit of this Charge on trust for itself and the Secured Parties under the terms of the Trust Deed (as defined below).

     I T  I S  A G R E E D  as follows:-

1.   INTERPRETATION

(A) Definitions: In this Charge, except to the extent that the context requires otherwise:-

     "Acceleration Event" means the giving of a notice pursuant to Clause 17(B) of the Phase 1 Credit Agreement or the giving of a notice pursuant to Clause 17(B) of the Phase 2 Credit Agreement;

     "Account Bank" means any of the Banks acting out of its office in Singapore as may be selected by the Borrower;

     "Act" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore;

     "Business Plan" has the meaning ascribed to it in the Joint Venture Agreement;

     "Calculation Date" means each 30th June and 31st December falling after the date of the Phase 2 Credit Agreement;

     "Calculation Period" means each period of six months ending on any date referred to in the definition of the Calculation Date;

     "Capital Expenditures" means expenditures made by the Borrower to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs);

     "Charged Property" means all the assets and property of the Borrower assigned and charged under or pursuant to Clause 3;

     "Credit Agreements" means the Phase 1 Credit Agreement and the Phase 2 Credit Agreement;

     "Current Financial Report" means the then most recent financial report delivered by the Borrower to the Agent pursuant to Clause 15 of the Phase 2 Credit Agreement;

     "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "EDB Loan Agreement" means the loan agreement dated 24th November, 1999 made between (1) the Borrower and (2) the Economic Development Board ("EDB") relating to a S$450,000,000 loan facility granted by EDB to the Borrower (and any reference to the EDB Loan Agreement includes the EDB Loan Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Loan Agreement);

     "Events of Default" means (1) any of the events referred to in Clause 17(A) of the Phase 1 Credit Agreement and (2) any of the events referred to in Clause 17(A) of the Phase 2 Credit Agreement;

     "Excess Cash" means, in relation to any Calculation Period, all cash remaining in the Project Account after payment therefrom of the periodic fundings set forth in Clause 16(B) of the Phase 2 Credit Agreement as set out in the Current Financial Report less the aggregate of (1) the fees projected by the Borrower to be payable by the Borrower under the Phase 2 Credit Agreement during the next succeeding Calculation Period, (2) any taxes projected to be payable by the Borrower during the next succeeding Calculation Period and (3) the Future Capex relating to that Calculation Period;

     "Financing Documents" means (1) the Financing Documents as defined in the Phase 1 Credit Agreement and (2) the Financing Documents as defined in the Phase 2 Credit Agreement;

     "Future Capex" means, in relation to any Calculation Period, any Capital Expenditure forecasted by the Borrower to be incurred by the Borrower in the next Calculation Period for expansion of the production capacity of the Plant to up to 35,000 wafer starts per month as set out in the latest Business Plan;

     "Joint Venture Agreement" has the meaning ascribed to it in Clause 1(A) of the Phase 2 Credit Agreement;

     "Operating Costs" means, at any time, the operating costs of the Borrower as construed in accordance with generally accepted accounting principles in the United States of America and as set out in the Business Plan current at such time;

     "Project Account" means the account (account number: 0-811428-027) established and maintained or to be established and maintained by the Borrower with the Account Bank;

     "Secured Debt" means all sums (whether principal, interest, fee, commission or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Secured Parties (or any of them) under or pursuant to, any of the Financing Documents;

     "Secured Parties" means all parties for the time being to the Credit Agreements other than the Borrower (and includes their respective successors and assigns);

     "Security Trustee" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for itself and the Secured Parties under this Charge; and

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee.

(B) Financing Documents: All terms and references used in this Charge and which are defined or construed in any of the Financing Documents but are not defined or construed in this Charge shall have the same meaning and construction in this Charge. Any reference in this Charge to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) This Charge: Except to the extent that the context otherwise requires, any reference to "this Charge" includes this Charge as from time to time amended, modified or supplemented and any document which is supplemental hereto or which is entered into for the purposes of perfecting or protecting the security constituted by this Charge.

(D) Headings and Clauses: The headings in this Charge are inserted for convenience only and shall be ignored in construing this Charge. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. Save where otherwise indicated, references to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. References to "Clauses" and "Schedules" are to be construed as references to the clauses of, and schedules to, this Charge.


2.   COVENANT TO PAY

     The Borrower hereby covenants that it will pay and discharge the Secured Debt in accordance with the terms of the Financing Documents.


3.   ASSIGNMENT AND CHARGE

     The Borrower as beneficial owner, and as a continuing security for the payment and discharge of the Secured Debt and for the observance and performance by the Borrower of its obligations under the Financing Documents, hereby charges, and agrees to charge in favour of the Security Trustee (as security trustee for the Secured Parties), with the intent that it shall take effect by way of first floating charge, all the Borrower's present and future rights, title and interest in and to all moneys from time to time standing to the credit of the Project Account, whether in addition to or by way of renewal, extension or replacement of any moneys previously deposited in or credited to the Project Account (it being understood that such moneys may from time to time be represented by new account numbers) or otherwise, together with any interest from time to time accruing in respect of such moneys Provided Always that if at any time the whole of the Secured Debt shall have been paid or discharged in full, the Security Trustee will, as soon as reasonably practicable, at the cost and request of the Borrower, discharge or otherwise reassign, on a without recourse or warranty basis (other than in respect of the Security Trustee's acts or omissions constituting negligence or wilful default), to the Borrower or as it may direct the Charged Property from the security hereby created.


4.   CONTINUING SECURITY

(A) Continuing Obligations: The security created by this Charge shall constitute and be a continuing security for the payment and discharge of the Secured Debt notwithstanding any intermediate payment or settlement of account or reduction or repayment of the Secured Debt for the time being owing or any other matter or thing whatsoever, and shall be in addition to and shall not be in any way prejudiced or affected by any of the other Financing Documents or any collateral or other agreement, security, guarantee, indemnity, right, remedy or lien of whatever nature which the Security Trustee or any of the Secured Parties may now or at any time hereafter have, or judgment or order obtained by the Security Trustee or any of the Secured Parties, for or in respect of all or any part of the Secured Debt nor shall any of the other Financing Documents or any such collateral or other agreement, security, guarantee, indemnity, right, remedy or lien or judgment or order be in any way prejudiced or affected by this Charge.

(B) Unconditionality of Security: The security created by this Charge shall not be discharged or affected by (1) any time, indulgence, concession, waiver or consent at any time given to the Borrower or any other person, (2) any amendment or supplement to or change in the terms of the Secured Debt, any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower or any other person for payment, (4) the enforcement or absence of enforcement of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the taking, existence or release of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (6) the bankruptcy or winding-up of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of any of the other Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder or (8) any other matter or thing which but for the provisions of this sub-Clause (B) would operate to impair or discharge the security created by this Charge.

(C) Continuation/Opening of Accounts: In the event of the commencement of the winding-up of the Borrower or of this Charge ceasing for any reason to be binding on the Borrower or if the Security Trustee or any of the Secured Parties shall at any time receives notice (either actual or otherwise) of any subsequent or other mortgage, charge, assignment, hypothecation, pledge, lien or other like interest, matter, event or transaction affecting the Charged Property or any part of it, the Security Trustee and each of the Secured Parties may open a new account or accounts for the Borrower in its books. If the Security Trustee or any of the Secured Parties does not in fact open such new account then, unless it gives express notice in writing to the Borrower to the contrary, the Security Trustee and/or such Secured Party shall be treated as if it had in fact opened such account or accounts at the time when it received or is deemed to have received such notice. As from that time and unless such express notice in writing shall be given to the Borrower by the Security Trustee and/or each of the Secured Parties, all payments by or on behalf of the Borrower to the Security Trustee or any of the Secured Parties shall be credited, or treated as having been credited, to a new account of the Borrower and not as having been applied in reduction of the Secured Debt at the time when such notice was received or deemed to have been received. For the avoidance of doubt, if a payment which would (but for this sub-Clause (C)) have been applied in reduction of the Secured Debt in accordance with the provisions of the Financing Documents is instead credited to a new account of the Borrower under this sub-Clause (C), then solely for the purpose of calculating interest accruing on the Secured Debt, the Secured Debt shall be deemed to have been reduced by the amount of that payment in accordance with such application of that payment.

(D) Suspense Account: Any amount received or recovered by the Security Trustee or any of the Secured Parties in respect of any amount received or recovered pursuant to this Charge and/or any of the powers hereby conferred may be placed by the Security Trustee or such Secured Party in a suspense account (which shall be interest-bearing, where practicable) with a view to preserving the rights of such party to prove for the whole of the Secured Debt. That amount may be kept there (with any interest accrued being credited to that account) unless and until the Borrower is not obliged to pay any further sum under the Credit Agreement and the Security Trustee or such Secured Party has irrevocably received or recovered its share of the Secured Debt.


5.   CRYSTALLISATION OF FLOATING CHARGE

     After the occurrence of an Acceleration Event, the Security Trustee shall be entitled at any time by notice in writing to the Borrower to convert the floating charge created by Clause 3 into a fixed charge affecting all property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified by such notice and, in such an event, the Borrower covenants with the Security Trustee, upon demand, to execute, at the Borrower's own cost, as a continuing security for the payment or discharge of the Secured Debt, a first fixed charge on substantially the same terms herein contained of all or any part of the Charged Property (or such part thereof as is specified in such notice) which is for the time being subject to such floating charge.


6.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of the Security Trustee and each of the Secured Parties as follows:-

     (1) Ownership: it is and will at all times be the sole and beneficial owner of the Charged Property;

     (2) Existing Security: no security exists on or over any of the Charged Property except for the security created by this Charge or otherwise permitted under the Financing Documents; and

     (3) Repetition: each of the above representations and warranties will be correct and complied with on the date of each request for an Advance, on the date on which each Advance (as defined in the Phase 2 Credit Agreement) is to be made, the date of the request for the issue of the EDB Guarantee (as defined in the Phase 2 Credit Agreement), the date on which the EDB Guarantee is issued and each Interest Payment Date (as defined in the Phase 2 Credit Agreement) as if repeated then by reference to the then existing circumstances.


7.   UNDERTAKINGS

     The Borrower hereby undertakes to the Security Trustee and each of the Secured Parties that:-

     (1) Notice of Charge: it will forthwith upon the execution of this Charge give to the Account Bank a notice of this Charge in the form of
          Schedule 1 (or in such other form as the Security Trustee and the Borrower may agree) and use its reasonable endeavours to procure that the Account Bank delivers to the Security Trustee an acknowledgment of such notice in the form of Schedule 2 (or in such other form as the Security Trustee and the Borrower may agree);

     (2) Disposition: save as expressly permitted in Clauses 9 and 10 or under any of the other Financing Documents, it will not (and will not agree, conditionally or unconditionally, to), without the prior consent in writing of the Security Trustee (such consent not to be unreasonably withheld), sell, assign, transfer or otherwise dispose of, or create (or agree, conditionally or unconditionally, to create) or have outstanding any security on or over any part of the Charged Property or any interest in the Charged Property, except for the security created by this Charge;

     (3) Impairment of Security: it will not take or omit to take any action the taking or omission of which will result in any impairment of this Charge or of any of the rights created under this Charge; and

     (4) Enforcement of Rights: after the occurrence of an Acceleration Event, it will do or permit to be done each and every act or thing which the Security Trustee may from time to time reasonably require to be done for the purpose of enforcing the rights of the Security Trustee and the Secured Parties under this Charge and will allow its name to be used as and when reasonably required by the Security Trustee for that purpose.


8.   ENFORCEMENT

(A)  Section 21: Section 21 of the Act shall not apply to this Charge.

(B) Power of Sale: The Security Trustee may exercise the power of sale conferred on mortgagees by the Act (as varied and extended by this Charge) free from the restrictions imposed by Section 25 thereof. The security created by this Charge shall become enforceable and the power of sale and all other powers conferred by the Act and/or this Charge shall arise and may be exercised by the Security Trustee at any time after the occurrence of an Acceleration Event.

(C) Statutory Powers: The powers conferred by this Charge in relation to the Charged Property or any part thereof on the Security Trustee shall be in addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this

Charge except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Charge as aforesaid or where the powers or protections in this Charge are more extensive or less restricted than those provided by the Act, then the terms of this Charge shall prevail to the extent permitted by law.


9.   PROJECT ACCOUNT

(A) Application before Event of Default: At any time prior to the occurrence of an Event of Default, the Borrower shall use commercially reasonable efforts to apply the balance standing to the credit of the Project Account in accordance with the following order of application:-

     (1) first, in or towards the payment of the Operating Costs paid or payable by the Borrower in the amounts and for the purpose as set out in the latest Business Plan and any Capital Expenditures in the amounts and for the purpose as set out in the latest Business Plan;

     (2) secondly, the balance remaining after the making of payments in accordance with the provisions of paragraph (1) above in or towards the payment of taxes imposed on the Borrower payable by the Borrower;

     (3) thirdly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1) and (2) above, in or towards the payment of fees or interest then due and payable under the Credit Agreements and/or the EDB Loan Agreement;

     (4) fourthly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2) and (3) above, in or towards the payment of principal then due and payable under the Credit Agreements and/or the EDB Loan Agreement;

     (5) fifthly, within 14 days after its receipt of the Current Financial Report, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2), (3) and (4) above in or towards payment into the Debt Service Reserve Account in an amount equal to 75 per cent. of the Excess Cash for the Calculation Period to which such Current Financial Report relates provided that if any such payment will result in the balance standing to the credit of the Debt Service Reserve Account exceeding US$129,000,000, the Borrower shall not be required to pay such excess into the Debt Service Reserve Account; and

     (6) sixthly, the balance remaining after the making of payments in accordance with the provisions of paragraphs (1), (2), (3), (4) and
          (5) above (including, for the avoidance of doubt, amounts representing the balance 25 per cent. of the Excess Cash for the relevant Calculation Period) may be utilised by the Borrower for making Restricted Payments and/or for any other purpose as the Borrower may think fit.

(B) Application after Event of Default: At any time after the occurrence of an Event of Default, the Borrower shall apply the balance standing to the credit of the Project Account in accordance with the order of application specified in paragraphs (1), (2), (3), (4), (5) and (6) of sub-Clause (A) above.

(C) No Dealing after Acceleration Event: The Borrower undertakes to the Security Trustee that, following the occurrence of an Acceleration Event, it will not withdraw (or attempt to withdraw), or deal with (or agree, conditionally or unconditionally, to deal with) any of the moneys from time to time standing to its credit in the Project Account or purport or attempt to do any other act or thing which may in any way delay or prejudice the right of the Security Trustee or any of the Secured Parties to receive payment of such moneys in accordance with the provisions of this Charge.

(D) Power to Withdraw and Convert: The Security Trustee shall have power at any time after the occurrence of an Acceleration Event either in its own name or in the name of the Borrower, and without prior notice to the Borrower or any other person, to withdraw or convert into any currency any moneys from time to time standing to the credit of the Borrower in the Project Account and apply such moneys in or towards the manner set out in Clause 10 and generally to operate the Project Account and withdraw or deal with any of the money from time to time standing to the credit of the Project Account in such manner as the Security Trustee (as trustee for the Secured Parties) may deem fit for purposes of securing or protecting the interests or enforcing the rights of the Security Trustee and each of the Secured Parties under this Charge Provided That the Security Trustee shall as soon as reasonably practicable after effecting such withdrawal, conversion or other dealing, give notice in writing thereof to the Borrower.


10.  APPLICATION OF MONEYS

     Any moneys received by the Security Trustee under or pursuant to this Charge and/or the powers conferred by this Charge shall be applied in accordance with the provisions of Clause 8(A) of the Trust Deed.


11.  INDEMNITY

(A) To Security Trustee: The Security Trustee shall at all times after the enforcement of the security constituted by this Charge be held harmless and be indemnified by the Borrower from and against all actions, losses, claims, proceedings, costs, demands and liabilities suffered by the Security Trustee as a result of the enforcement of the security constituted by this Charge (including but not limited to all those powers vested in the Security Trustee under or pursuant to Clause 8) unless such actions, losses, claims, proceedings, costs, demands and liabilities shall have arisen, whether directly or indirectly, out of the Security Trustee's wilful default or negligence.

(B) Repayment of Moneys: If, in connection with the enforcement of the security constituted by this Charge, the Security Trustee sees fit to exercise its rights hereunder with respect to the Charged Property or any part thereof or if the Security Trustee makes any payment in respect of the Charged Property or any part thereof which should have been borne by the Borrower, all moneys so expended by the Security Trustee for the purposes aforesaid shall on demand be repaid by the Borrower to the Security Trustee in the currency in which such moneys were expended together with interest thereon calculated day by day from the date such moneys were expended until full payment (whether before or after judgment) at the rate per annum specified in Clause 18(B) of the relevant Credit Agreement.


12.  DELEGATION

     The Security Trustee may, at any time and from time to time with the prior consent of the Borrower (such consent not to be unreasonably withheld), delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Charge in relation to the Charged Property or any part thereof and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security

Trustee may reasonably think fit and the Security Trustee shall not be in any way liable or responsible to the Borrower for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.


13.  FURTHER ASSURANCE

     The Borrower shall at its own expense execute and do all such assurances, acts and things as the Security Trustee may reasonably require for perfecting or protecting the security over the Charged Property or any part thereof or for facilitating the realisation of the Charged Property and shall in particular execute all transfers, conveyances, assignments and assurances relating to the Charged Property (whether to the Security Trustee or to its nominees) and give all notices, orders and directions which the Security Trustee may reasonably think expedient.


14.  POWER OF ATTORNEY

(A) Powers: The Borrower hereby by way of security irrevocably appoints the Security Trustee and every such delegate or sub-delegate as aforesaid to be its attorney and on its behalf and in its name or otherwise, at any time after the occurrence of an Acceleration Event, to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions contained in this Charge and generally in its name or otherwise and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Charge on the Security Trustee or any such delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

(B) Ratification: The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-Clause (A) above shall do in the exercise of all or any of the powers, authorities and discretions referred to in such sub-Clause.


15.  AVOIDANCE OF PAYMENTS

     No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any of the Secured Parties on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by this Charge in respect of the full extent of the moneys thereby secured. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Security Trustee or any of the Secured Parties may have received from any person in respect of the Secured Debt, is set aside under any applicable law or proves to have been for any reason invalid.


16.  REMEDIES AND WAIVERS

(A) Rights/Remedies: No failure on the part of the Security Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Charge will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided by law.

(B) Waiver/Consent: Any waiver or consent by the Security Trustee under this Charge must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.


17.  BENEFIT OF SECURITY

     This Charge shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns. The Borrower may not assign or transfer all or any part of its rights, benefits and obligations hereunder.


18.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Charge under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Charge.


19.  COMMUNICATIONS

(A) Notices: Each demand, notice or other communication under this Charge shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Charge shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Charge. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The Borrower       :       Chartered Silicon Partners Pte Ltd,
                                60, Woodlands Industrial Park D,
                                Street 2
                                Singapore 738406.

     Fax number         :       360 4970
     Attention          :       Legal Department


     The Security       :       ABN AMRO Bank N.V., Singapore Branch
     Trustee                    63, Chulia Street,
                                5th Floor,
                                Singapore 049514.

     Fax number         :       536 7816
     Telex number       :       RS 24396
     Attention          :       Ms Sally Loh / Ms Patricia Teo

(B) Deemed Delivery: A demand, notice or other communication made or given to the Borrower in accordance with sub-Clause (A) shall be effective (notwithstanding that it is returned undelivered) and shall be deemed to be received by it, if sent by fax or telex, on the day of despatch or, in any other case, when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to that address.


20.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Charge shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Charge.

                               S C H E D U L E  1


                  FORM OF NOTICE OF ASSIGNMENT TO ACCOUNT BANK


From: Chartered Silicon Partners Pte Ltd


To:   [Name of Account Bank]


Dear Sirs,

                          Re: Account No. 0-811428-027

     We hereby give you notice that by a project account charge (the "Charge")
dated [    ], 2000 made between us and ABN AMRO Bank N.V., Singapore Branch (the
"Security Trustee"), as security trustee for itself and for the Secured Parties referred to in the Charge, we have charged to the Security Trustee, all our right, title and interest in and to all moneys from time to time standing to the credit of the account [particulars of account] (the "Project Account") maintained by us with you and all rights, benefits and proceeds of such moneys.

     Accordingly, we are not entitled to withdraw or deal with any moneys from the Project Account nor receive any rights, benefits or proceeds of such moneys without the prior consent in writing of the Security Trustee or save as permitted under Clause 16(B) of the Phase 2 Credit Agreement.

     After the Security Trustee shall have given you notice that the Charge has become enforceable, you are authorised at all times to act in accordance and fully comply with any and all instructions of the Security Trustee to debit the Project Account and transfer the amount so debited to the Security Trustee.

     This notice and the instructions herein contained are irrevocable and may not be modified without the prior consent in writing of the Security Trustee.

     Please acknowledge to the Security Trustee the receipt of this notice in the form of the acknowledgment attached.

     Dated [     ], 2000.


                                                       Yours faithfully,
                                                     For and on behalf of
                                              CHARTERED SILICON PARTNERS PTE LTD




                                              By:
                                                  ------------------------------


                                              Name:
                                                    ----------------------------


                                              Title:
                                                     ---------------------------

                               S C H E D U L E  2


                        FORM OF ACKNOWLEDGEMENT OF NOTICE


From: [Name of Account Bank]
      (as Account Bank)


To:   ABN AMRO Bank N.V., Singapore Branch
      (as Security Trustee)


Dear Sirs,

                          Re: Account No. 0-811428-027

     We acknowledge receipt of a notice of charge dated [     ], 2000, of which
the attached is a copy, and:-

     (1) confirm that we have received no notice of any prior charge, assignment or other security over the moneys referred to in the notice;

     (2) irrevocably and unconditionally agree not to set-off to your prejudice the moneys referred to in the notice against any claim which we may have against Chartered Silicon Partners Pte Ltd; and

     (3) confirm that we will comply with the directions to us contained in the notice.


                                                        Yours faithfully,
                                                      For and on behalf of
                                                     [NAME OF ACCOUNT BANK]



                                              By:
                                                  ------------------------------


                                              Name:
                                                    ----------------------------


                                              Title:
                                                     ---------------------------

     I N W I T N E S S W H E R E O F this Charge has been entered into on the day stated at the beginning of this Charge.


The Borrower


The Common Seal of                      )
CHARTERED SILICON PARTNERS PTE LTD      )
was hereunto affixed in                 )
the presence of:-                       )


                                        Director
---------------------------------------


                                        Director/Secretary
---------------------------------------

     I, _____________________, an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on ____________________, 2000 the Common Seal of CHARTERED SILICON PARTNERS PTE LTD was duly affixed to the above Charge at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this ________________, 2000.


The Security Trustee


Signed, Sealed and Delivered by         )
                                        )
                                 and    )
--------------------------------        )
                                        )
                                 as     )
--------------------------------        )
attorneys for and on behalf of          )
ABN AMRO BANK N.V., SINGAPORE           )
BRANCH                                  )
in the presence of:-                    )

                               A P P E N D I X  C


                              FORM OF EDB GUARANTEE


To:  Economic Development Board

1. We refer to an EDB Loan Agreement (the "EDB Loan Agreement") dated 24th November, 1999 made between yourselves and Chartered Silicon Partners Pte Ltd (the "Borrower") pursuant to which you have agreed to make available to the Borrower a loan facility in an aggregate amount not exceeding S$450,000,000.

2. In consideration of your agreeing subject, inter alia, to the delivery of this Guarantee to enter into and accept liabilities under the EDB Loan Agreement and subject to the due observance of the provisions of Clause 5 of the EDB Loan Agreement, we, the Guarantor Banks whose names appear in the signature pages hereto unconditionally and irrevocably:-

     (1) guarantee the payment by the Borrower of each amount which may from time to time fall due to yourselves from the Borrower in respect of:-

          (a) payments of principal advanced under the EDB Loan Agreement in respect of the Relevant Drawings (as defined below) up to a maximum aggregate amount at any time equal to the Maximum Principal Liability (as defined below) at that time;

          (b) payments of interest accruing in respect of the Relevant Drawings under Clause 7.2 of the EDB Loan Agreement but not including default interest accruing in respect of the Relevant Drawings under Clause 7.6 of the EDB Loan Agreement, up to a maximum aggregate amount at any time being the lesser of six months interest and the Maximum Interest Liability (as defined below) at that time; and

          (c) payments of default interest accruing in respect of the Relevant Drawings under Clause 7.5 of the EDB Loan Agreement, up to a maximum aggregate amount at any time equal to the Maximum Default Interest Liability (as defined below) at that time, and agree to pay to yourselves, within three Business Days (as such term is defined in the EDB Loan Agreement) of demand by yourselves, unless such demand is made on a day which is not a business day or after 12.00 noon on any Business Day, in which event payment shall be made within three Business Days from the next immediately succeeding Business Day:-

          (i) any and every sum or sums of money which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of principal in respect of the Relevant Drawings and shall fail to pay on the due date therein provided up to the Maximum Principal Liability at that time;

          (ii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to Clause 7.2 of the EDB Loan Agreement by way of interest accruing in respect of the Relevant Drawings (but excluding default interest accruing in respect of the Relevant Drawings under Clause 7.5 thereof), and shall fail to pay on the due date therein provided up to the lesser of six months interest and the Maximum Interest Liability at that time; and

          (iii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of default interest accruing in respect of the Relevant Drawings under Clause 7.5 thereof, and shall fail to pay on the due date therein provided up to the Maximum Default Interest Liability at that time; and

     (2) agree as a primary obligation to indemnify yourselves on demand from and against any loss, cost or expense incurred by yourselves as a result of the obligations guaranteed pursuant hereto being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to yourselves, the amount of such loss being the amount which you would otherwise have been entitled to recover from ourselves.

3. The liability of each of us in respect of any sum at any time due to you hereunder is several and shall be limited to the fraction of such sum which appears opposite our respective names in Schedule 1 hereto.

4. The total amount at any time payable by us hereunder shall not exceed the Maximum Aggregate Liability (as defined below) at that time. Notwithstanding the foregoing, the total amount at any time payable by us hereunder in respect of interest accruing in respect of the Relevant Drawings under Clause 7.2 of the EDB Loan Agreement shall not exceed the lesser of six months interest and the Maximum Interest Liability at that time, the total amount at any time payable by us hereunder in respect of default interest accruing in respect of the Relevant Drawings under Clause 7.6 of the EDB Loan Agreement shall not exceed the Maximum Default Interest Liability at that time and the total amount at any time payable by us hereunder in respect of principal of the Relevant Drawings shall not exceed the Maximum Principal Liability at that time, Provided that this Guarantee shall not extend to any advances made by yourselves to the Borrower at any time after you have received notice from ABN AMRO Bank N.V., Singapore Branch (the "Agent") of the occurrence of an Event of Default (as defined in the Credit Agreement dated [28th September], 2000 made between (1) the Borrower, as borrower, (2) the Lead Arrangers named therein, as lead arrangers, (3) the Arrangers named therein, as arrangers, (4) the Co-Arranger named therein, as co-arranger, (5) the Lead Manager named therein, as lead manager, (6) the Manager named therein, as manager, (7) ourselves, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) the Agent, as agent, and
(10) the Security Trustee named therein, as security trustee).

5.   In this Guarantee:-

     "Maximum Aggregate Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (2) of
     Schedule 2 hereto;

     "Maximum Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (3) of
     Schedule 2 hereto;

     "Maximum Default Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (4) of
     Schedule 2 hereto;

     "Maximum Principal Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (5) of
     Schedule 2 hereto;

     "Relevant Drawings" means (1) the first Drawing made under the EDB Loan Agreement which resulted in the aggregate Drawings made thereunder exceeding

     S$225,695,203 and (2) each subsequent Drawing made under the EDB Loan Agreement thereafter; and

     "Relevant Periods" means each of the periods specified as a Relevant Period in column (1) of Schedule 2 hereto.

6. We each represent and warrant that we have full power to enter into this Guarantee and have taken all necessary steps to authorise its execution on our behalf and have obtained all necessary governmental and other consents required to enable us each to perform our obligations hereunder and that this Guarantee is legal, valid and binding on each of us.

7. This Guarantee shall be a continuing security and accordingly (1) shall extend to cover the balance of principal due at any time from the Borrower to you and (2) shall not be discharged by any intermediate payment or settlement of account between the Borrower and yourselves.

8. (1) If any sum due and payable by any of us hereunder or under any order or judgment given or made in relation hereto has to be converted from the currency (the "First Currency") in which the same is payable hereunder or under such order or judgment into another currency (the "Second Currency") for the purpose of (a) making or filing a claim or proof against us whether in our liquidation or otherwise, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto, that such of us that is so obliged to pay such sum shall indemnify and hold harmless each of the persons to whom such sum is due and payable from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the First Currency into the Second Currency and (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the First Currency with the Second Currency upon receipt by it of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

     (2) The foregoing indemnity shall constitute a separate obligation distinct from our other respective obligations hereunder and shall survive the giving or making of any order or judgment in relation to all or any of such other obligations.

9. Each time you make an advance in relation to the Relevant Drawings to the Borrower pursuant to the provisions of the EDB Loan Agreement or receive a repayment or prepayment of principal thereunder, upon request by the Borrower, you shall notify us in writing of the principal amount and date of such advance or, as the case may be, repayment or prepayment, and of the then revised outstanding balance of principal. We hereby agree that a certificate from yourselves as to the amount due from the Borrower by way of principal or interest under the EDB Loan Agreement at the date of such certificate shall, in the absence of manifest error, be conclusive and binding on us for all purposes and we further agree to cause the Agent to promptly notify you of the occurrence of any Event of Default under the Credit Agreement whereby the Advances made thereunder are declared immediately due and payable.

10.  Any demand to be made on us hereunder shall be made by telex or letter to
our agent, [     ] (the "Agent"), at [     ], Telex Number [     ] and shall
specify whether such demand is made in respect of principal or interest (in each case, in relation to the Relevant Drawings) and, if both, the respective amounts of such claim and, where such demand is made in respect of interest, the period in respect of which such claim is made. Such demand shall also specify, if relevant, the provision of Clause 16.2 pursuant to which indebtedness under the EDB Loan Agreement was accelerated. You shall be entitled to make any number of demands on us hereunder.

11.  This Guarantee shall remain in full force and effect until the earlier of
(1) the date on which you certify that there is no amount owing, due or payable by the Borrower to yourselves by way of principal in respect of the Relevant Drawings under the EDB Loan Agreement and no amounts of interest accrued but unpaid in respect of the Relevant Drawings, a copy of which certification shall be sent to the Agent, and (2) 30th September, 2006 or, if such day is not a Business Day, the immediately preceding Business Day.

12. This Guarantee may be executed by each party hereto on separate counterparts, each of which shall be binding on such party and all of which shall constitute one and the same document.

13. This Guarantee shall be governed by, and construed in accordance with, the laws of Singapore.

     I N  W I T N E S S  W H E R E O F  this Guarantee has been entered into on
[       ], 2000.


[                ]


By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------


[                ]


By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------


[                ]


By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

                                   SCHEDULE 1

Guarantor Bank                                          Fraction
--------------                                          --------

[                ]                                      [  ]/240

[                ]                                      [  ]/240

[                ]                                      [  ]/240

                                   SCHEDULE 2

-----------------------------------------------------------------------------------------------------------------
       Relevant Period             Maximum Aggregate     Maximum Interest    Maximum Default    Maximum Principal
                                        Liability           Liability      Interest Liability      Liability
-----------------------------------------------------------------------------------------------------------------
Date of first advance above
S$225,695,203 under the EDB
Loan Agreement to X*                   235,428,001          4,766,464           6,357,364          224,304,173
-----------------------------------------------------------------------------------------------------------------
X + 1 day
to X + six months                      209,541,486          4,501,660           5,658,339          199,381,487
-----------------------------------------------------------------------------------------------------------------
X + six months + 1 day to
X + 12 months                          183,382,819          3,972,053           4,951,965          174,458,801
-----------------------------------------------------------------------------------------------------------------
X + 12 months + 1 day to
X + 18 months                          157,224,153          3,442,446           4,245,592          149,536,115
-----------------------------------------------------------------------------------------------------------------
X + 18 months + 1 day to
X + 24 months                          131,065,486          2,912,839           3,539,218          124,613,429
-----------------------------------------------------------------------------------------------------------------
X + 24 months + 1 day to
X + 30 months                          104,906,819          2,383,232           2,832,844           99,690,743
-----------------------------------------------------------------------------------------------------------------
X + 30 months + 1 day to
X + 36 months                           78,748,152          1,853,625           2,126,470           74,768,057
-----------------------------------------------------------------------------------------------------------------
X + 36 months + 1 day to
X + 42 months                           52,589,486          1,324,018           1,420,097           49,845,371
-----------------------------------------------------------------------------------------------------------------
X + 42 months + 1 day to
X + 48 months                           26,430,819            794,411             713,723           24,922,685
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       Relevant Period             Maximum Aggregate     Maximum Interest    Maximum Default    Maximum Principal
                                        Liability           Liability      Interest Liability      Liability
-----------------------------------------------------------------------------------------------------------------
X + 48 months + 1 day to
earlier of (X + 54 months
and 30th September, 2006)               272,152              264,804              7,349                 0
-----------------------------------------------------------------------------------------------------------------

------------
* "X" means the date of the first repayment of principal under the EDB Loanagreement (being not later than 31st March, 2002).

                                A P P E N D I X  D


                        FORM OF SHAREHOLDERS UNDERTAKING


                               DATED [     ], 2000




                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower



                        AGILENT TECHNOLOGIES EUROPE B.V.
                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             EDB INVESTMENTS PTE LTD
                                 as Shareholders


                                     - and -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               as Security Trustee





                 ------------------------------------------------

                            SHAREHOLDERS UNDERTAKING

                 ------------------------------------------------






                                ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                 C O N T E N T S

CLAUSE   HEADING                                    PAGE
------   -------                                    ----
   1.    INTERPRETATION

   2.    UNDERTAKINGS BY SHAREHOLDERS

   3.    DECLARATION OF TRUST

   4.    SUBORDINATION

   5.    AGREEMENT BY BORROWER AND SHAREHOLDERS

   6.    REPRESENTATIONS AND WARRANTIES

   7.    UNDERTAKINGS

   8.    PAYMENTS

   9.    NATURE OF RIGHTS AND OBLIGATIONS

  10.    EXPENSES

  11.    BENEFIT OF AGREEMENT

  12.    WAIVERS

  13.    COMMUNICATIONS

  14.    PARTIAL INVALIDITY

  15.    GOVERNING LAW AND JURISDICTION

       T H I S  A G R E E M E N T  is made on [    ], 2000  B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) AGILENT TECHNOLOGIES EUROPE B.V. ("ATE"), CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM") and EDB INVESTMENTS PTE LTD ("EDBI"); and

(3) ABN AMRO BANK N.V., SINGAPORE BRANCH, in its capacity as security trustee for itself and the Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (the "Credit Agreement") dated 28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and (10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and (b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Credit Agreement.

(B) (1) CSM is the legal and beneficial owner of 51 per cent. of the issued shares in the capital of the Borrower.

    (2) EDBI is the legal and beneficial owner of 19 per cent. of the issued shares in the capital of the Borrower.

    (3) ATI is the legal and beneficial owner of 100 per cent. of the issued shares in the capital of Agilent Technologies World Trade, Inc. ("ATWT") and ATWT is the legal and beneficial owner of 100 per cent. of the issued shares in the capital of ATE and ATE is the legal and beneficial owner of 30 per cent. of the issued shares in the capital of the Borrower.

(C) The Borrower may not make its request for the making of an Advance (as defined in the Credit Agreement) or for the issuance of the EDB Guarantee (as defined in the Credit Agreement) unless and until, inter alia, the Security Trustee has received this Agreement, duly executed by the Borrower and each of the Shareholders defined below.

(D) Each of the Shareholders (as defined below) (after giving due consideration to the terms and conditions of the Credit Agreement and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Agreement will benefit it) has agreed to enter into this Agreement and give the undertakings provided in this Agreement in consideration of the Guarantor Banks making available to the Borrower the guarantee and term loan facility referred to in Recital (A) above and the Lending Banks making available to the Borrower the term loan facility referred to in Recital (A) above.

     I T  I S  A G R E E D  as follows:-


1.   INTERPRETATION

(A) Definitions: In this Agreement, except to the extent that the context requires otherwise:-

     "ATI Entities" means ATI and any corporation which is at least 99 per cent. owned (whether directly or indirectly) by ATI and "ATI Entity" means any one of them;

     "Discharge Date" means the date on which the Senior Indebtedness has been discharged in full and on which the Borrower and the Shareholders cease to be under any liability to the Security Trustee and the Secured Parties under or in connection with the Financing Documents;

     "Equity Commitment Percentage" means:-

     (1)  in relation to CSM, 51/100;

     (2)  in relation to EDBI, 19/100; and

     (3)  in relation to ATE, 30/100;

     "Excluded Transaction" means any genuine and good faith commercial transaction entered into between the Borrower and any one or more of the Shareholders which is not primarily financial in nature and is contemplated under the Joint Venture Agreement;

     "Joint Venture Agreement" has the meaning ascribed to it in Clause 1(A) of the Credit Agreement;

     "Scheduled Completion Date" means 31st December, 2001;

     "Secured Parties" means all parties for the time being to the Credit Agreement other than the Borrower (and includes their respective successors and assigns);

     "Security Trustee" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for itself and the Secured Parties under this Agreement;

     "Senior Indebtedness" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Security Trustee and/or the Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge under or pursuant to, any of the Financing Documents (which, for the avoidance of doubt, excludes the Phase 1 Financing Documents (as defined in the Trust Deed));

     "Shareholder Funding" means:-

     (1) subscription moneys paid by any Shareholder for shares in the Borrower for which that Shareholder has subscribed (and which have not been returned to that Shareholder); or

     (2) loans made by any Shareholder to the Borrower which are subordinated to the Senior Indebtedness in accordance with this Agreement;

     "Shareholders" means ATE, CSM and EDBI (and includes their respective successors and permitted assignees and transferees);

     "Subordinated Indebtedness" means all sums made or to be made available by the Shareholders (or any of them) to the Borrower under or in connection with this Agreement (including, without limitation, under Clause 2);

     "Termination Date" means, in relation to a Shareholder, the earlier of
     (1) the date on which that Shareholder has fulfilled all its obligations under Clause 2(A) and (2) the date on which all Shareholder Funding provided by it, if any, in accordance with this Agreement has been converted into shares in the capital of the Borrower;

     "Threshold Production Date" means the date on which the Plant achieves a production rate of an aggregate of 9,000 wafer starts per month;

     "Threshold Production Percentage" means:-

     (1)  in relation to CSM, 70/100; and

     (2)  in relation to ATE, 30/100;

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee, being the Trust Deed referred to in the Credit Agreement; and

     "Total Indebtedness" means, at any particular time, all sums (whether principal, interest, fee or otherwise) which are then due from or owing by the Borrower to the Security Trustee and the Secured Parties, whether actually or contingently, under or in connection with, any of the Financing Documents (which, for the avoidance of doubt, excludes the Phase 1 Financing Documents (as defined in the Trust Deed)) to which the Borrower is a party.

(B) Construction: All terms and references used in this Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Agreement shall have the same meaning and construction in this Agreement. The provisions of Clause 1(C) of the Credit Agreement shall apply to this Agreement as though they are set out in full in this Agreement (mutatis mutandis) except that references to the Credit Agreement are to be construed as references to this Agreement. All references in this Agreement to a Financing Document include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) Miscellaneous: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to "Clauses" are to be construed as references to the clauses of this Agreement. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.


2.   UNDERTAKINGS BY SHAREHOLDERS

(A) (1) Shareholders Support: In consideration of the Guarantor Banks agreeing, at the request of the Shareholders, to make available to the Borrower the guarantee and term loan facility referred to in Recital (A) above and the Lending Banks agreeing, at the request of the Shareholders, to make available to the Borrower the term loan facility referred to in Recital
(A) above and/or the Secured Parties (or any of them) acting under or in connection with the Credit Agreement:-

     (a) Equity Support: each Shareholder shall (without demand by the Borrower, the Security Trustee or any Secured Party) severally provide Shareholder Funding to the Borrower by not later than 31st March, 2001 an amount equal to its Equity Commitment Percentage of S$720,000,000 (taking into account all Shareholder Funding which have been provided by the Shareholders on or before the date of this Agreement); and

     (b) DSCR: if, on any Calculation Date, there is a breach by the Borrower of its obligations under Clause 16(A)(15)(a) or Clause 16(A)(15)(b) of the Credit Agreement, each Shareholder shall (without demand by the Borrower, the Security Trustee or any Secured Party) severally provide Shareholder Funding to the Borrower on that Calculation Date in an amount equal to its Equity Commitment Percentage of the lower of
          (i) the amount (as determined by the Security Trustee) to enable the Borrower to meet any shortfall in its ability to meet all payments referred to in component "B" of the definition of DSCR falling due during the next succeeding Calculation Period commencing on that Calculation Date and (ii) the amount of S$720,000,000 less the aggregate amount of Shareholder Funding immediately prior to the provision of Shareholder Funding by that Shareholder on that Calculation Date.

     (2) Completion Guarantee: In consideration of the Guarantor Banks agreeing, at the request of CSM and ATE, to make available to the Borrower the guarantee and term loan facility referred to in Recital (A) above and the Lending Banks agreeing, at the request of CSM and ATE, to make available to the Borrower the term loan facility referred to in Recital (A) above and/or the Secured Parties (or any of them) acting under or in connection with the Credit Agreement:-

     (a) subject to sub-paragraph (b) below, (i) each of CSM and ATE agrees to procure that the Borrower will not abandon the Project and to procure that the Threshold Production Date is achieved by not later than the Scheduled Completion Date and (ii) (and without prejudice to the provisions of sub-paragraph (i) above) each of CSM and ATE agrees to take all steps necessary to ensure that the Threshold Production Date is achieved by not later than the Scheduled Completion Date; and

     (b) any payment obligation of each of CSM and ATE arising under sub-paragraph (a) above shall be limited to its Threshold Production Percentage of the total amount payable by CSM and ATE provided always that the maximum aggregate liability of CSM and ATE at any time under this paragraph (2) shall not exceed the Total Indebtedness at that time.

(B) Termination: (1) The Shareholders' obligations under sub-Clause (A)(1)(a) above shall terminate on the date falling on the earlier of (a) the date on which the Shareholders have provided their respective Equity Commitment Percentages of the Shareholder Funding in an aggregate amount of S$720,000,000 in accordance with the provisions of this Agreement and (b) the date on which the Senior Indebtedness has been discharged in full and no amount remains to be lent to or remains payable by the Borrower under the Financing Documents.

     (2) The Shareholders' obligations under sub-Clause (A)(1)(b) above shall terminate on the date on which the Senior Indebtedness has been discharged in full and no amount remains to be lent to or remains payable by the Borrower under the Financing Documents.

     (3) Each of CSM's and ATE's obligations under sub-Clause (A)(2) above shall terminate on the date falling on the earlier of (a) the date on which the Threshold Production Date has been reached and (b) the date on which the Senior Indebtedness has been discharged in full and no amount remains to be lent to or remains payable by the Borrower under the Financing Documents.

(C) Obligations Unconditional: The obligations of the Shareholders under this Clause are unconditional and absolute, irrespective of (1) (in the case of CSM and ATE only) any event, however fundamental, outside the control of the Borrower, CSM or ATE or any other person preventing the Borrower from achieving the Threshold Production Date by the Scheduled Completion Date, (2) any winding-up of the Borrower, (3) any Event of Default or action taken by the Security Trustee or any Secured Party under the Financing Documents or any enforcement of any security constituted by any Financing Document, (4) whether the Project or the business of the Borrower is being carried on by any receiver, judicial manager or other person and (5) any other circumstances whatsoever.

(D) Subscription Procedures: (1) The Borrower and each Shareholder shall do all such things as may be necessary on their part for the provision of Shareholder Funding required pursuant to this Agreement.

     (2) If for any reason whatsoever (including, without limitation, the winding-up of the Borrower or failure of the Borrower to issue shares or to accept payment), a Shareholder does not or cannot provide Shareholder Funding, that Shareholder will nevertheless, at such times as are specified in this Clause, pay to the Borrower the amount it would otherwise have been obliged to pay by way of Shareholder Funding, which shall be deemed to discharge its obligation to provide that Shareholder Funding.

     (3) If a Shareholder makes a payment under paragraph (2), the Borrower will be liable (on the same terms and conditions) to that Shareholder for the amount of the payment as if it had constituted Shareholder Funding by way of subscription moneys for shares or subordinated loans (as appropriate).

(E) Subordinated Loans: If the Shareholders' obligations under this Clause are fulfilled by means of loans to the Borrower (whether from any of or all the Shareholders or from some other party), each of the Borrower and the Shareholders agrees that such loans shall:-

     (1)  be unsecured;

     (2) not be subject to any payment of interest until after the Discharge Date (although interest may accrue on it prior to the Discharge Date); and

     (3) be subordinated to the Senior Indebtedness in the manner set out in this Agreement.


3.   DECLARATION OF TRUST

     The Shareholders each acknowledges that the Security Trustee holds the benefit of this Agreement as agent and trustee for the Secured Parties.


4.   SUBORDINATION

(A) Subordination: The Shareholders and the Borrower hereby agree with and undertake to the Security Trustee and each of the Secured Parties that, notwithstanding anything to the contrary contained in any agreement or other document constituting or evidencing the Subordinated Indebtedness, before the Discharge Date the Subordinated Indebtedness and the rights and claims of the Shareholders in relation to the Subordinated Indebtedness are subordinated to the Senior Indebtedness and the respective rights and claims of the Secured Parties in relation to the Senior

Indebtedness and accordingly, subject as provided in this Agreement, payments of any amount of the Subordinated Indebtedness (whether in the event of the winding-up of the Borrower or otherwise) are conditional upon all of the Senior Indebtedness having first been fully satisfied and discharged and no payment of any amount of the Subordinated Indebtedness which, but for this Agreement, would otherwise fall due for payment will fall so due, and instead such payment will fall due only if and when the Senior Indebtedness has been fully satisfied and discharged and, if the Subordinated Indebtedness or any part thereof is paid by or on behalf of the Borrower to any Shareholder, that payment shall be forthwith paid over by that Shareholder to the Security Trustee.

(B) Turnover: Without prejudice to the provisions of sub-Clause (A) above, if any amount of Subordinated Indebtedness is discharged or purported to be discharged by payment, repayment, prepayment, set-off or in any other manner in contravention of sub-Clause (A) above or Clause 5 (and, for the avoidance of doubt, any payment of consideration, discount or benefit given or credit terms granted under any of the Excluded Transactions shall be deemed not to be a discharge or purported discharge of any part of the Subordinated Indebtedness), the relevant Shareholder shall:-

     (1) (if the Shareholder actually receives the amount discharged or purported to be discharged) immediately pay it to the Security Trustee for application towards the Senior Indebtedness; and

     (2) (if the Shareholder does not, as a result of discharge by set-off or otherwise, actually receive the amount discharged or purported to be discharged) pay to the Security Trustee an amount equal to that discharged or purported to be discharged.

(C) Application: Any amount received by the Security Trustee from any of the Shareholders, or any person on its behalf, under sub-Clause (A) or (B) above shall be applied in the following manner and order:-

     (1) first, in or towards payment of any costs, charges and expenses incurred by the Security Trustee then due and payable under this Agreement and the other Financing Documents;

     (2) secondly, in or towards payment of the Senior Indebtedness (and in the event that such sums are insufficient to satisfy in full the Senior Indebtedness, such sums shall be paid to the Secured Parties in proportion to their respective shares of the Senior Indebtedness at the time of payment); and

     (3) thirdly, in payment of any surplus to that Shareholder or any other person lawfully entitled thereto.


5.   AGREEMENT BY BORROWER AND SHAREHOLDERS

(A) By Borrower: The Borrower agrees and undertakes that prior to the Discharge Date, it shall not, without the prior consent in writing of the Security Trustee and the Secured Parties:-

     (1) make any loans or advances, whether directly or indirectly, to any of the Shareholders or provide any guarantee, indemnity or security for or in connection with any indebtedness or liabilities of any of the Shareholders or otherwise enter into any transactions with any of the Shareholders other than (a) any transaction on arm's length commercial terms and for valuable consideration or (b) any Excluded Transaction;

     (2)  secure all or any part of the Subordinated Indebtedness;

     (3) redeem, purchase or otherwise acquire any of the Subordinated Indebtedness;

     (4) repay or prepay any, or pay any interest, fees or commissions (but without prejudice to accrual thereof) on, or by reference to, any of the Subordinated Indebtedness otherwise than in accordance with the terms of this Agreement; or

     (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.

(B) By Shareholders: Except as otherwise expressly provided in this Agreement, none of the Shareholders shall, without the prior consent in writing of the Security Trustee and the Secured Parties, prior to the Discharge Date:-

     (1) ask, demand, sue for, take or receive, directly or indirectly, whether by exercise of set-off, counterclaim or in any other manner, or recover or enforce payment of any Subordinated Indebtedness (provided that, for the avoidance of doubt, nothing under this paragraph (1) shall prohibit any asking, demand, suit for, taking or receipt, or recovery or enforcement of, any payment due by the Borrower under any of the Excluded Transactions);

     (2) take any security from the Borrower or any other person in respect of any Subordinated Indebtedness and any security taken notwithstanding the undertaking in this paragraph (2) shall be held by the relevant Shareholder in trust for the Security Trustee;

     (3) make or enforce any claim or right against the Borrower or prove in competition with the Security Trustee or any Secured Party in respect of the performance of any obligation under this Agreement;

     (4) assign, transfer, sell, charge or purport to assign, transfer, sell, charge or otherwise dispose or purport to dispose of the whole or any part of or any interest in any rights which it may from time to time and for the time being have against the Borrower in respect of the Subordinated Indebtedness; or

     (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.


6.   REPRESENTATIONS AND WARRANTIES

(A) By Shareholders: Each of the Shareholders severally represents and warrants to and for the benefit of the Security Trustee and each of the Secured Parties that:-

     (1) Status: it is a company duly incorporated and validly existing under the laws of Singapore (in the case of CSM and EDBI) or the Netherlands (in the case of ATE), and has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;

     (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement;

     (3) Authorisations and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, (b) to ensure that those obligations are valid, legally binding and enforceable, and (c) to make this Agreement admissible in evidence in the courts of Singapore and the Netherlands have been taken, fulfilled and done;

     (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by, (a) any law to which it is subject or (b) its Memorandum and Articles of Association;

     (5) Obligations Binding: its obligations under this Agreement are valid, binding and enforceable;

     (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets;

     (7) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement or (b) which has or will have a material adverse effect on it;

     (8) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

     (9) No Default: as far as it is aware after having made all due and proper enquiries, no Event of Default has occurred and is continuing, and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it; and

     (10) Repetition: each of the above representations and warranties will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(B) By CSM: CSM further represents and warrants to and for the benefit of the Security Trustee and each of the Secured Parties that:-

     (1) Shareholding: CSM is (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower;

     (2) Accounts: its audited accounts and consolidated accounts (if any) as at 31st December, 1999 and for the financial year then ended and as delivered to the Security Trustee (with copies of the reports and approvals referred to in (a) below):-

          (a) include such financial statements as are required by the laws of Singapore and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America and consistently applied and in accordance with the laws of Singapore and its Memorandum and Articles of Association (or other constitutive documents);

          (b) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of CSM and its subsidiaries) as at that date and for the financial year then ended; and

          (c) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date;

     (3) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since 31st December, 1999 nor in the consolidated financial condition or operations of it and its subsidiaries since that date; and

     (4) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and each of the representations and warranties in paragraphs (2) and (3) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(C) By EDBI: EDBI further represents and warrants to and for the benefit of the Security Trustee and each of the Secured Parties that EDBI is, on the date of this Agreement, the legal and beneficial owner of not less than 19 per cent. of the issued share capital of the Borrower.

(D) By ATE: ATE further represents and warrants and for the benefit of the Security Trustee and each of the Secured Parties that:-

     (1) Shareholding: at all times up to 13th March, 2001 ATE has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower and ATI (either directly or through any one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower;

     (2) No Material Adverse Change: there has been no material adverse change in the financial condition or operations of ATI since 13th October, 1999; and

     (3) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and the representation and warranty in paragraph (2) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.


7.   UNDERTAKINGS

(A) By Shareholders: (1) Each of the Shareholders severally undertakes that, at all times prior to the Termination Date:-

     (a) Litigation: it will, as soon as reasonably practicable, deliver to the Security Trustee for distribution to the Secured Parties details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Agreement, would have rendered the representation and warranty in Clause 6(A)(7) incorrect;

     (b) Other Information: it will, as soon as reasonably practicable, deliver to the Security Trustee for distribution to the Secured Parties such other information relating to its financial condition or business of it as the Security Trustee (or any Secured Party through the Security Trustee) may from time to time reasonably require (except for information of a proprietary nature or which is reasonably regarded by it as confidential); and

     (c) Further Assurance: it will from time to time on reasonable request by the Security Trustee acting on the instructions of the Majority Banks do or procure the doing of all such acts and will execute or procure the execution of all such documents as may be reasonably necessary for giving full effect to this Agreement or securing to the Security Trustee and the Secured Parties the full benefits of all rights, powers and remedies conferred upon the Security Trustee and the Secured Parties in this Agreement.

     (2) Each of the Shareholders severally undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement:-

     (a) No Winding-up: it will not propose or vote in favour of any resolution for the winding-up of the Borrower; and

     (b) Dividends: it will exercise all voting rights attaching to the shares in the capital of the Borrower for the time being held by it so as to ensure that the Borrower does not declare or pay any dividend otherwise than in accordance with Clause 16(A)(12) of the Credit Agreement.

(B) By CSM: (1) CSM further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, it will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower.

     (2) CSM further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver to the Security Trustee enough copies for the Secured Parties of its audited accounts (both consolidated and unconsolidated) as at the end of and for that financial year.

(C) By EDBI: EDBI further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement it will deliver to the Security Trustee as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), enough copies for the Secured Parties of a statement as to its share capital and reserves as at the end of and for that financial year.

(D) By ATE: (1) ATE undertakes that, at all times up to 13th March, 2001 so long as any sum remains to be lent or remains payable under the Credit Agreement, ATI (either directly or through one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) will have an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower.

     (2) ATE further undertakes that, at all times prior to the Termination
Date:-

     (a) Preparation of Accounts: it will ensure that all accounts of ATI to be delivered by it under this Agreement are prepared in such manner that they will:-

          (i) include such financial statements as are required by the laws of the United States of America and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America consistently applied and in accordance with the laws of the United States of America and its Memorandum and Articles of Association (or other constitutive documents);

          (ii) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of ATI and its subsidiaries) as at that date and for the financial year then ended; and

          (iii) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date; and

     (b) it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver, or cause to be delivered, to the Security Trustee enough copies for the Secured Parties (on the basis of one copy for each Secured Party) of the published annual report of ATI as at the end of and for that financial year.


8.   PAYMENTS

(A) Taxes: (1) All sums payable by the Shareholders under this Agreement shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

     (2) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, that Shareholder under this Agreement, that Shareholder shall pay such additional amount as is necessary to ensure that the Security Trustee or, as the case may be, the Secured Party to which that sum is due, receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

     (3) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Security Trustee or, as the case may be, any of the Secured Parties from that Shareholder under this Agreement (except for a payment by the Security Trustee or a Secured Party of tax on its own overall net income), that Shareholder shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Security Trustee or any Secured Party, shall reimburse it on demand for the amount paid by it.

     (4) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (3) above to pay, the relevant Shareholder shall deliver to the Security Trustee evidence reasonably satisfactory to the Security Trustee or, as the case may be, the relevant Secured Party of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

     (5) As soon as any of the Shareholders is aware that any such deduction, withholding or payment is required (or any change in any such requirement), that Shareholder shall notify the Security Trustee.

(B) Goods and Services Tax: Each of the Shareholders shall also pay to the Security Trustee and each Secured Party on demand, in addition to any amount payable by that Shareholder under this Agreement, any goods and services, value added or other similar tax payable in respect of that amount (and any reference in this Agreement to that amount shall be deemed to include any such taxes payable in addition to it).

(C)  Refund of Tax Credits: If:-

     (1) any Shareholder makes a payment under sub-Clause (A)(2) or (3) (a "Tax Payment") in respect of a payment to the Security Trustee or any Secured Party under this Agreement; and

     (2) that bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which the Security Trustee or that Secured Party in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for the Security Trustee or, as the case may be, that Secured Party, the Security Trustee or, as the case may be, that Secured Party shall reimburse that Shareholder such amount as the Security Trustee or, as the case may be, that Secured Party in its absolute discretion determines to be such proportion of that Tax Credit as will leave the Security Trustee or, as the case may be, that Secured Party (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. The Security Trustee or any Secured Party shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (C) (and, if so, what amount and when). Neither the Security Trustee nor any Secured Party shall be obliged to disclose any information regarding its tax affairs and computations.

(D) Currency Indemnity: (1) Any amount received or recovered by the Security Trustee or any Secured Party in respect of any sum expressed to be due to it from any Shareholder under or in connection with this Agreement in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of that Shareholder or otherwise, shall only constitute a discharge to that Shareholder to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

     (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Agreement, that Shareholder shall indemnify it against any loss sustained by it as a result. In any event, that Shareholder shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause
(D), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

     (3) Each of the indemnities in this sub-Clause (D) constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Security Trustee, any Arranger and/or any Secured Party and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.


9.   NATURE OF RIGHTS AND OBLIGATIONS

(A) No Release: The obligations of the Shareholders under this Agreement (excluding, for the avoidance of doubt, any obligation of the Shareholders under this Agreement which has been discharged) shall not be discharged, impaired or otherwise affected by any act, omission, matter or thing which, but for this sub-Clause (A), may operate to release or otherwise exonerate any of the Shareholders from its obligations under this Agreement in whole or in part, including without limitation and whether or not known to it or any other person:-

     (1)  any variation in or to the Project;

     (2) any time, indulgence, concession waiver or consent at any time given by the Security Trustee and/or any of the Secured Parties in respect of the Senior Indebtedness or any part thereof or to the Borrower, any Shareholder or any other person;

     (3) any amendment or supplement to any provision of any Financing Document or any other agreement, security, guarantee or indemnity;

     (4) the making or the absence of any demand on the Borrower, any Shareholder or any other person for payment;

     (5) the enforcement or absence of enforcement of or release of any of the Financing Documents or any other agreement, security, guarantee or indemnity held in respect of the Senior Indebtedness;

     (6) the winding-up, insolvency or bankruptcy of the Borrower, any Shareholder or any other person;

     (7) the illegality, invalidity or unenforceability of or any defect in any provision of any Financing Document or any other agreement, security, guarantee or indemnity or any of the obligations of the Borrower, any Shareholder or any other person thereunder, whether on the grounds of ultra vires, not being in the interests of the Borrower or any other person, not having been duly authorised, executed or delivered by the Borrower or any other person or for any reason whatsoever; or

     (8) any other act, event or omission which but for this provision would or might operate to impair or discharge the obligations of any Shareholder under this Agreement.

(B) Continuing Obligations: The obligations of the Shareholders and the Borrower under this Agreement are continuing obligations, will not be discharged by any intermediate payment and will remain in full force and effect until the obligations have been fulfilled (for the avoidance of doubt, nothing in this sub-Clause (B) shall affect any obligations of the Borrower or any Shareholder which has been discharged by the due and proper performance by the Borrower or such Shareholder of such obligations).

(C) Reinstatement: (1) Any settlement or discharge between the Security Trustee or any of the Secured Parties and any of the Shareholders shall be conditional upon no security or payment to the Security Trustee or such Secured Party by the Borrower or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or winding-up for the time being in force or by virtue of any obligation to give effect to any preference or priority and the Security Trustee or such Secured Party (as the case may be) shall be entitled to recover the value or amount of any such security or payment from that Shareholder subsequently as if such settlement or discharge had not occurred.

     (2) Without prejudice to the provisions of paragraph (1) above, where any discharge (whether in respect of the obligations of any Shareholder or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, insolvency or winding-up or otherwise without limitation, the liability of the Shareholders under this Agreement shall, unless the Security Trustee and the Secured Parties agree otherwise, continue as if the discharge or arrangement, as the case may be, had not occurred.

(D) Failure by Shareholder: The failure of a Shareholder or the Borrower to perform or comply with any of its obligations under this Agreement shall not release any other Shareholder or the Borrower of its obligations under this Agreement.

(E) Immediate Recourse: Each Shareholder waives any right which it may have of first requesting the Security Trustee or any of the Secured Parties to proceed against or enforce any other rights or security or claim payment from the Borrower, any other Shareholder or any other person before claiming from the Shareholder under this Agreement.

(F) Additional Security: This Agreement shall be in addition to and shall not in any way be prejudiced by any other security now or hereafter held by the Security Trustee or any Secured Party as security for the obligations of the Borrower under the Credit Agreement.


10.  EXPENSES

(A) By Shareholders: Each of the Shareholders shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Security Trustee and/or any of the Secured Parties in protecting or enforcing any rights against it under this Agreement.

(B) By Borrower: The Borrower shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Security Trustee and/or any of the Secured Parties in protecting or enforcing any rights against it under this Agreement.


11.  BENEFIT OF AGREEMENT

(A) Shareholders/Borrower: The Borrower may not assign or transfer any of its rights, benefits or obligations under this Agreement. None of the Shareholders may assign or transfer any of their respective rights, benefits or obligations under this Agreement other than in the following manner and upon the following terms:-

     (1) in the case of EDBI, it may transfer all of its rights, benefits and obligations under this Agreement to any of its wholly-owned subsidiaries which has acquired all the shares owned by EDBI in the Borrower, provided that (a) the transferee shall have agreed in writing to the other parties to this Agreement to assume all the obligations of EDBI under this Agreement and (b) EDBI and the transferee shall have undertaken to the other parties to this Agreement to ensure that, in the event that the transferee ceases to be a wholly-owned subsidiary of EDBI, the transferee shall transfer all its rights, benefits and obligations under this Agreement to EDBI or a wholly-owned subsidiary of EDBI; and

     (2) in the case of ATE, it may transfer all of its rights, benefits and obligations under this Agreement to an ATI Entity (provided that, at the time of such transfer, ATI owns at least 95 per cent. of the issued share capital of such ATI Entity) which has acquired all the shares owned by ATE in the Borrower, provided that (a) such ATI Entity shall have undertaken to the other parties to this Agreement to assume all the obligations of ATE under this Agreement and (b) ATE and such ATI Entity shall have undertaken to the other parties to this Agreement to ensure that, in the event ATI ceases to own at least
          95 per cent. of the issued share capital of such ATI Entity, such ATI Entity shall transfer all its rights, benefits and obligations under this Agreement to ATI, ATE or another ATI Entity (of which ATI owns at least 95 per cent. of its issued share capital).

(B) Security Trustee/Secured Parties: (1) Each of the Security Trustee and the Secured Parties may assign all or part of its rights under this Agreement without the consent of any party to any assignee or transferee under the Credit Agreement (but the assignor shall give to the Borrower prior notice of such assignment or transfer). Any such assignee shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights assigned to it.

     (2) None of the Shareholders and the Borrower shall be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of any of the rights of the Security Trustee or any of the Secured Parties under this Agreement.

(C) Disclosure of Information: The Security Trustee or any of the Secured Parties may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Bank, assignee, sub-participant or the like such information about the Borrower, any Shareholder or any other person as it may think fit and may disclose to such party such information about the Borrower or any of the Shareholders with the prior consent in writing of the Borrower or, as the case may be, such Shareholder (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B) of the Credit Agreement, (1) no such consent will be required for any such disclosure and (2) the Security Trustee or the relevant Secured Party making any such disclosure shall, if practicable, consult with the Borrower or, as the case may be, such Shareholder prior to making any such disclosure and shall consider in good faith any request from the Borrower or, as the case may be, such Shareholder to the Security Trustee or such Secured Party not to make any such disclosure or to delay making any such disclosure).

(D) Limitation on Certain Obligations: If, at the time of any assignment or transfer by a Secured Party, circumstances exist which would oblige any Shareholder to pay to the assignee or transferee under Clause 8(A) any sum in excess of the sum (if any) which it would have been obliged to pay to that Secured Party under that Clause in the absence of that assignment or transfer, that Shareholder shall not be obliged to pay that excess.


12.  WAIVERS

     No failure on the part of the Security Trustee or any of the Secured Parties to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).


13.  COMMUNICATIONS

(A) Addresses: Each communication under this Agreement shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Security Trustee (or, in the case of the Security Trustee, by it to each other party) for the purpose of this Agreement. The initial fax number, telex number, address and person (if any) so designated by each party are set out against its name at the end of this Agreement.

(B) Deemed Delivery: Any communication under this Agreement shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within five days after being sent by prepaid post (by airmail if to another country) addressed to it at that address.


14.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.


15.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of
Singapore.

(B) Singapore Courts: For the benefit of the Security Trustee and each Secured Party, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in those courts and each of the Borrower and the Shareholders irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Security Trustee and/or any Secured Party to take Proceedings against the Borrower or any of the Shareholders in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee and/or any Secured Party from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: Each of the Borrower and the Shareholders irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: ATE irrevocably appoints Agilent Technologies Singapore Pte Ltd (now of 438, Alexandra Road, #11-01/04, Alexandra Point, Singapore 119958, Attention: The Regional Legal Counsellor) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by ATE). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, ATE irrevocably agrees to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.

(F) Consent to Enforcement, etc.: Each of the Borrower and the Shareholders irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: Each of the Borrower and the Shareholders irrevocably agrees that, should the Security Trustee or any Secured Party take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. Each of the Borrower and the Shareholders irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Agreement.

     I N W I T N E S S W H E R E O F this Agreement has been entered into on the date stated at the beginning.

The Shareholders

The Common Seal of         )
CHARTERED SEMICONDUCTOR    )
 MANUFACTURING LTD         )
was hereunto affixed       )
in the presence of:-       )



                                     Director
------------------------------------


                                     Director/Secretary
------------------------------------

60, Woodlands Industrial Park D,
Street 2,
Singapore 738406.

Fax Number: 3622909
Attention: Legal Department



The Common Seal of         )
EDB INVESTMENTS PTE LTD    )
was hereunto affixed       )
in the presence of:-       )



                                     Director
------------------------------------


                                     Director/Secretary
------------------------------------

250, North Bridge Road,
#27-04, Raffles City Tower,
Singapore 179101.

Fax Number: 3362503
Attention: General Manager

Signed, Sealed and Delivered by     )
                                    )
                                    )
------------------------------------)
for and on behalf of                )
AGILENT TECHNOLOGIES EUROPE B.V.    )
in the presence of:-                )



[      ]

Fax Number: [       ]
Attention: [       ]



The Borrower

The Common Seal of                  )
CHARTERED SILICON PARTNERS PTE LTD  )
was hereunto affixed                )
in the presence of:-                )



                                    Director
-----------------------------------


                                    Director/Secretary
-----------------------------------

60, Woodland Industrial Park D,
Street 2,
Singapore 738406.

Fax Number: 3604970
Attention: Legal Department

The Security Trustee

Signed, Sealed and Delivered by     )
                                    )
                                    )
                              and   )
-----------------------------       )
                                    )
                                    )
                              as    )
-----------------------------       )
attorneys for and on behalf of      )
ABN AMRO BANK N.V.,                 )
SINGAPORE BRANCH                    )
in the presence of:-                )





63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh/Ms Patricia Teo

                               A P P E N D I X  E


                               FORM OF TRUST DEED

                           DATED 28TH SEPTEMBER, 2000









                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower


                                     - and -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               as Security Trustee










                       -----------------------------------

                                   TRUST DEED

                       -----------------------------------







                                ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                 C O N T E N T S

CLAUSE  HEADING                                                             PAGE
------  -------                                                             ----
1.      INTERPRETATION

2.      DECLARATION OF TRUST

3.      DEALINGS WITH PROPERTY

4.      FURTHER COVENANTS

5.      ENFORCEMENT OF SECURITY

6.      EXERCISE OF SECURITY TRUSTEE'S POWER OF ENFORCEMENT

7.      SECURITY TRUSTEE'S POWER ON ENFORCEMENT

8.      APPLICATION OF PROCEEDS

9.      COVENANT FOR FURTHER ASSURANCE

10.     SECURITY TRUSTEE'S POWER TO RAISE OR BORROW MONEY ON
        SECURITY OF TRUST PROPERTY

11.     SECURITY TRUSTEE AND RECEIVER APPOINTED ATTORNEY

12.     PROVISIONS SUPPLEMENTAL TO TRUSTEES ACT, CHAPTER 337

13.     SECURITY TRUSTEE NOT BOUND TO INVESTIGATE TITLE

14.     AMOUNTS DUE TO SECURITY TRUSTEE, RECEIVER, ETC.

15.     ASSUMPTION OF PERFORMANCE OF COVENANTS

16.     FINANCIAL TRANSACTIONS

17.     MODIFICATIONS BY SECURITY TRUSTEE

18.     POWER TO WAIVE BREACH OF COVENANT

19.     CONSENTS BY SECURITY TRUSTEE

20.     APPOINTMENT OF NEW SECURITY TRUSTEE

21.     SECURITY TRUSTEE'S POWERS ADDITIONAL TO OTHER POWERS

22.     GENERAL COVENANTS TO PERFORM OBLIGATIONS

CLAUSE  HEADING                                                             PAGE
------  -------                                                             ----
23.     PARTIAL INVALIDITY

24.     COMMUNICATIONS

25.     GOVERNING LAW AND JURISDICTION

     T H I S  D E E D  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (as supplemented by a first supplemental agreement dated 14th December, 1998, a second supplemental agreement dated 9th November, 1999 and a third supplemental agreement to be entered into between the parties to the Phase 1 Credit Agreement) (collectively, the "Phase 1 Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) Den Danske Bank Aktieselskab, Singapore Branch (now known as Danske Bank A/S, Singapore Branch), as senior lead manager, (4) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, as lead manager, (5) The Sanwa Bank, Limited, Singapore Branch, as manager, (6) the Guarantor Banks named therein, as guarantor banks, (7) the Lending Banks named therein, as lending banks, and (8) ABN AMRO Bank N.V., Singapore Branch, as agent, (a) the Guarantor Banks agreed to grant a S$236,800,000 guarantee facility to the Borrower and (b) the Lending Banks agreed to grant a US$143,200,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 1 Credit Agreement.

(B)  By a Credit Agreement (the "Phase 2 Credit Agreement") dated
28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and (10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and
(b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 2 Credit Agreement.

(C) The Phase 2 Credit Agreement contemplates that the Security Trustee shall be granted securities pursuant to (1) the Project Account Charge (as defined below) as security trustee for the Secured Parties (as defined below) and
(2) the Phase 2 Security Documents (as defined below) as security trustee for the Phase 2 Secured Parties (as defined below).

(D) This Deed is supplemental to each of the Project Account Charge and the Phase 2 Security Documents.

     N O W  T H I S  D E E D  W I T N E S S E S  as follows:-

31.  INTERPRETATION

(A)  In this Deed, except to the extent that the context requires otherwise:-

     "Credit Agreements" means the Phase 1 Credit Agreement and the Phase 2 Credit Agreement;

     "DSRA Account Charge" means the DSRA account charge dated 28th September, 2000 made between (1) the Borrower and (2) the Security Trustee (as security trustee for the Secured Parties);

     "Events of Default" means the Phase 1 Events of Default and the Phase 2 Events of Default;

     "Financing Documents" means the Phase 1 Financing Documents and the Phase 2 Financing Documents;

     "Phase 1 Events of Default" means any of the events referred to in Clause 17(A) of the Phase 1 Credit Agreement;

     "Phase 1 Financing Documents" means the Financing Documents as defined in the Phase 1 Credit Agreement;

     "Phase 2 Events of Default" means any of the events referred to in Clause 17(A) of the Phase 2 Credit Agreement;

     "Phase 2 Financing Documents" means the Financing Documents as defined in the Phase 2 Credit Agreement;

     "Phase 2 Secured Debt" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Phase 2 Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Phase 2 Secured Parties (or any of them) under or pursuant to, any of the Phase 2 Financing Documents;

     "Phase 2 Secured Parties" means all parties for the time being to the Phase 2 Credit Agreement other than the Borrower (and includes their respective successors and assigns);

     "Phase 2 Security Documents" means the DSRA Account Charge and any and every other document from time to time executed (whether by the Borrower or otherwise) to guarantee, secure or otherwise assure the performance of the obligations of the Borrower under or in connection with the Phase 2 Credit Agreement (other than the Project Account Charge);

     "Phase 2 Trust Property" means all rights, title and interests that may now or hereafter be mortgaged, charged, assigned or created in favour of the Security Trustee by or pursuant to the Phase 2 Security Documents and the proceeds of any such security;

     "Project Account Charge" means the project account charge dated
     28th September, 2000 made between (1) the Borrower and (2) the Security Trustee (as security trustee for the Secured Parties);

     "Receiver" means a receiver and/or a manager appointed by the Security Trustee pursuant to any Security Document;

     "Secured Parties" means all parties for the time being to the Credit Agreements other than the Borrower (and includes their respective successors and assigns);

     "Security Trustee" includes its successors in title and permitted assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for the Secured Parties under this Deed;

     "Shared Trust Property" means all rights, title and interests that may now or hereafter be mortgaged, charged, assigned or created in favour of the Security Trustee by or pursuant to the Project Account Charge and the proceeds of any such security;

     "Total Secured Debt" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Secured Parties (or any of them) under or pursuant to, any of the Financing Documents; and

     "Trust Property" means the Shared Trust Property and the Phase 2 Trust Property.

(B) Except to the extent that the context otherwise requires, any reference to "this Deed" in cludes any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof.

(C) All terms and references used in this Deed and which are defined or construed in any of the Financing Documents but are not defined or construed in this Deed shall have the same meaning and construction in this Deed. Any reference in this Deed to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(D) The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa and any reference to any gender shall include all other genders. Save where otherwise indicated, references to "Clauses" are to be construed as references to clauses of this Deed. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.


32.  DECLARATION OF TRUST

(A) The Security Trustee shall hold the Shared Trust Property and the benefit of the Project Account Charge upon the trusts contained in this Deed for the Secured Parties from time to time as security for the Total Secured Debt and on the terms and subject to the conditions contained in this Deed and the obligations, rights and benefits vested or to be vested in the Security Trustee by the Project Account Charge or any document entered into pursuant thereto shall (as well before as after enforcement) be performed and (as the case may be) exercised in accordance with the provisions of this Deed.

(B) The Security Trustee shall hold the Phase 2 Trust Property and the benefit of the Phase 2 Security Documents upon the trusts contained in this Deed for the Phase 2 Secured Parties from time to time as security for the Phase 2 Secured Debt and on the terms and subject to the conditions contained in this Deed and the obligations, rights and benefits vested or to be vested in the Security Trustee by the Phase 2 Security Documents or any document entered into pursuant thereto shall (as well before as after enforcement) be performed and (as the case may be) exercised in accordance with the provisions of this Deed.


33.  DEALINGS WITH PROPERTY

     The Security Trustee may at any time upon the application of the Borrower, at the cost of the Borrower and without the consent of any of the Secured Parties (but only if and so far as in its opinion the interests of the Secured Parties shall not be materially prejudiced thereby), do or concur with the Borrower in doing all or any of the following things:-

     (1) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, disputes, claims and demands whatsoever in relation to any of the relevant Trust Property;

     (2) enter into, execute and do all such contracts, deeds, documents and things and bring, prosecute, enforce, defend or abandon all such actions, suits and proceedings in relation to any of the relevant Trust Property as it may reasonably deem expedient;

     (3) sanction or confirm anything done or suffered by the Borrower and concur with the Borrower in any dealings not hereinbefore specifically mentioned;

     (4) generally act in relation to any of the Shared Trust Property in such manner and on such terms as to the Security Trustee may seem expedient in the interests of the Secured Parties; and

     (5) generally act in relation to any of the Phase 2 Trust Property in such manner and on such terms as to the Security Trustee may seem expedient in the interests of the Phase 2 Secured Parties.


34.  FURTHER COVENANTS

     In addition to the covenants on the part of the Borrower stipulated in the Project Account Charge and the Phase 2 Security Documents, the Borrower hereby further covenants with the Security Trustee that at all times during the continuance of the security constituted by the Project Account Charge and the Phase 2 Security Documents:-

     (1) it will at all times give to the Security Trustee such information concerning the financial condition or business of the Borrower and the relevant Trust Property (other than information of a confidential, proprietary or price-sensitive nature) as the Security Trustee shall reasonably require for the purpose of the discharge of the duties, trusts, powers, authorities and discretions vested in the Security Trustee under this Deed or by operation of law; and

     (2) it will at all times execute and do all such further documents, acts and things as may be necessary at any time or times to give effect to the terms and conditions of this Deed.


35.  ENFORCEMENT OF SECURITY

     The security constituted by the Project Account Charge and the Phase 2 Security Documents shall become enforceable in accordance with their respective provisions thereof.

36.  EXERCISE OF SECURITY TRUSTEE'S POWER OF ENFORCEMENT

(A) (1) At any time after the security constituted by the Project Account Charge shall have become enforceable, the Security Trustee may at its discretion and shall upon the request of the Secured Parties, exercise all the powers conferred upon the Security Trustee pursuant to the Project Account Charge and this Deed.

     (2) At any time after the security constituted by any of the Phase 2 Security Documents shall have become enforceable, the Security Trustee may at its discretion and shall upon the request of the Phase 2 Secured Parties, exercise all the powers conferred upon the Security Trustee pursuant to such Phase 2 Security Document and this Deed.

(B) (1) The Security Trustee shall not be bound to take any steps to enforce the performance of any provisions of the Project Account Charge or this Deed unless it shall be indemnified to its satisfaction by the Secured Parties against all proceedings, claims and demands to which it may be or become liable and all costs, charges, expenses and liabilities which may be incurred by it in connection therewith.

     (2) The Security Trustee shall not be bound to take any steps to enforce the performance of any provisions of any of the Phase 2 Security Documents unless it shall be indemnified to its satisfaction by the Phase 2 Secured Parties against all proceedings, claims and demands to which it may be or become liable and all costs, charges, expenses and liabilities which may be incurred by it in connection therewith.


37.  SECURITY TRUSTEE'S POWER ON ENFORCEMENT

(A) At any time after the security constituted by the Project Account Charge shall have become enforceable and until the whole of the Shared Trust Property shall be sold, called in, collected or converted under the powers of conversion conferred upon the Security Trustee, the Security Trustee shall have, in addition to the powers conferred upon it by or pursuant to the Project Account Charge, power at its discretion and without being responsible for any loss or damage which may arise or be occasioned thereby (other than that arising, whether directly or indirectly, out of the Security Trustee's wilful default or negligence) and without any consent by the Secured Parties, the Borrower to do each and every of the following things:-

     (1) take possession of, collect and get in the Shared Trust Property or any part thereof;

     (2) sell, exchange, convert into money or otherwise dispose of or realise or concur in selling, exchanging, converting into money or otherwise disposing of or realising the Shared Trust Property or any part thereof either by public offer or private contract and for such consideration and on such terms as it may think fit and so that (without prejudice to the generality of the foregoing) it may do any of those things for a consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable or deliverable in a lump sum whether immediately or on a deferred basis or by instalments spread over such period as it may think fit;

     (3) exercise or cause or permit the exercise of any powers or rights incidental to the ownership of the Shared Trust Property or any part thereof in such manner as it may think fit;

     (4) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, claims and demands whatsoever in relation to the Shared Trust Property or any part thereof;

     (5) bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Shared Trust Property or any part thereof as it may reasonably deem expedient;

     (6) execute and do contracts, deeds, documents and things and bring, defend or abandon actions, suits and proceedings in relation to the Shared Trust Property in the name of the Borrower;

     (7) discharge the Shared Trust Property or any part thereof from the security constituted by the Project Account Charge where the Security Trustee considers such discharge to be expedient in the interests of the Secured Parties and on such terms and conditions as it reasonably thinks fit;

     (8) remove or discharge the Receiver without appointing another or otherwise discontinue enforcement of any of the security constituted by the Project Account Charge where the Security Trustee considers that the Secured Parties are unlikely to benefit materially by further enforcement of the security, or that such step is otherwise expedient in the interests of the Secured Parties; and

     (9) generally to do anything in relation to the Shared Trust Property or any part thereof as it could do if it were absolutely entitled thereto.

(B) At any time after the security constituted by any of the Phase 2 Security Documents shall have become enforceable and until the whole of the Phase 2 Trust Property shall be sold, called in, collected or converted under the powers of conversion conferred upon the Security Trustee, the Security Trustee shall have, in addition to the powers conferred upon it by or pursuant to such Security Document, power at its discretion and without being responsible for any loss or damage which may arise or be occasioned thereby (other than that arising, whether directly or indirectly, out of the Security Trustee's wilful default or negligence) and without any consent by the Phase 2 Secured Parties or the Borrower to do each and every of the following things:-

     (1) take possession of, collect and get in the Phase 2 Trust Property or any part thereof;

     (2) sell, exchange, convert into money or otherwise dispose of or realise or concur in selling, exchanging, converting into money or otherwise disposing of or realising the Phase 2 Trust Property or any part thereof either by public offer or private contract and for such consideration and on such terms as it may think fit and so that (without prejudice to the generality of the foregoing) it may do any of those things for a consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable or deliverable in a lump sum whether immediately or on a deferred basis or by instalments spread over such period as it may think fit;

     (3) exercise or cause or permit the exercise of any powers or rights incidental to the ownership of the Phase 2 Trust Property or any part thereof in such manner as it may think fit;

     (4) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, claims and demands whatsoever in relation to the Phase 2 Trust Property or any part thereof;

     (5) bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Phase 2 Trust Property or any part thereof as it may reasonably deem expedient;

     (6) execute and do contracts, deeds, documents and things and bring, defend or abandon actions, suits and proceedings in relation to the Phase 2 Trust Property in the name of the Borrower;

     (7) discharge the Phase 2 Trust Property or any part thereof from the security constituted by the Phase 2 Security Documents where the Security Trustee considers such discharge to be expedient in the interests of the Phase 2 Secured Parties and on such terms and conditions as it reasonably thinks fit;

     (8) remove or discharge the Receiver without appointing another or otherwise discontinue enforcement of any of the security constituted by the Phase 2 Security Documents where the Security Trustee considers that the Phase 2 Secured Parties are unlikely to benefit materially by further enforcement of the security, or that such step is otherwise expedient in the interests of the Phase 2 Secured Parties; and

     (9) generally to do anything in relation to the Phase 2 Trust Property or any part thereof as it could do if it were absolutely entitled thereto.


38.  APPLICATION OF PROCEEDS

(A) The Security Trustee and the Receiver shall hold all and any moneys arising from any sale, calling in, collection or conversion under the powers conferred by the Project Account Charge upon the Security Trustee and the Receiver and all moneys received under such powers upon trust to apply the same:-

     (1) first, in payment of or provision for all costs, charges, expenses and liabilities incurred in or about the exercise of such powers or otherwise in relation to the Project Account Charge and payments made by the Security Trustee or the Receiver under the provisions contained in the Project Account Charge and all remuneration payable to the Security Trustee or the Receiver under the Project Account Charge; and

     (2) secondly, in or towards payment to the Secured Parties without any preference or priority whatsoever of all the Total Secured Debt, provided however that if such proceeds are insufficient to pay all the Total Secured Debt, the proceeds shall be applied pro rata based on the respective entitlements to the Total Secured Debt of the Secured Parties at the time of such application, and the surplus (if any) shall first be applied in payment of subsequent mortgages and charges (if any) over the Shared Trust Property and any balance thereafter shall be paid to the Borrower, its assigns or any person authorised to give receipts for such moneys.

(B) The Security Trustee and the Receiver shall hold all and any moneys arising from any sale, calling in, collection or conversion under the powers conferred by the Phase 2 Security

Documents this Deed upon the Security Trustee and the Receiver and all moneys received under such powers upon trust to apply the same:-

     (1) first, in payment of or provision for all costs, charges, expenses and liabilities incurred in or about the exercise of such powers or otherwise in relation to the Phase 2 Security Documents and payments made by the Security Trustee or the Receiver under the provisions contained in the Phase 2 Security Documents and all remuneration payable to the Security Trustee or the Receiver under the Phase 2 Security Documents; and

     (2) secondly, in or towards payment to the Phase 2 Secured Parties without any preference or priority whatsoever of all the Phase 2 Secured Debt, provided however that if such proceeds are insufficient to pay all the Phase 2 Secured Debt, the proceeds shall be applied pro rata based on the respective entitlements to the Phase 2 Secured Debt of the Phase 2 Secured Parties at the time of such application, and the surplus (if any) shall first be applied in payment of subsequent mortgages and charges (if any) over the Phase 2 Trust Property and any balance thereafter shall be paid to the Borrower, its assigns or any person authorised to give receipts for such moneys.


39.  COVENANT FOR FURTHER ASSURANCE

     The Borrower shall from time to time and at all times execute and do all such acts, assurances, consents, deeds and things as the Security Trustee may reasonably require for perfecting the security intended to be created by the Project Account Charge, the Phase 2 Security Documents and this Deed and for facilitating or effecting any dealings by the Security Trustee under the powers of the Project Account Charge, the Phase 2 Security Documents and this Deed and shall from time to time and at all times after the security constituted by the Project Account Charge, the Phase 2 Security Documents shall have become enforceable execute and do all such acts, assurances, consents, deeds and things as the Security Trustee may reasonably require for facilitating the realisation of the Trust Property and in particular shall execute all transfers, conveyances, dispositions, assignments and assurances of the Trust Property and shall give all notices, orders and directions which the Security Trustee or the Receiver may reasonably think expedient.


40. SECURITY TRUSTEE'S POWER TO RAISE OR BORROW MONEY ON SECURITY OF TRUST PROPERTY

(A) The Security Trustee may at any time after the security constituted by the Project Account Charge shall have become enforceable advance, raise or borrow money on the security of the Shared Trust Property or any part thereof for the purpose of defraying any costs, charges, losses and expenses which shall be paid or incurred by the Security Trustee in relation to the Project Account Charge (including the remuneration of the Security Trustee and the Receiver) or which the Security Trustee reasonably anticipates may be paid or incurred in the exercise of the powers, authorities and discretions vested in it or for all other purposes of the Project Account Charge and the Security Trustee may advance, raise and borrow such moneys at such rates of interest and generally on such terms and conditions as the Security Trustee shall think fit and may secure the repayment of the moneys so advanced, raised or borrowed with interest on the same by mortgaging or otherwise charging the Shared Trust Property or any part thereof and generally in such manner and form as the Security Trustee shall think fit and for the purposes aforesaid may execute and do all such assurances, deeds, acts and things as it shall think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or to see to the application of any moneys so raised or borrowed.

(B) The Security Trustee may at any time after the security constituted by the Phase 2 Security Documents shall have become enforceable advance, raise or borrow money on the security of the Phase 2 Trust Property or any part thereof for the purpose of defraying any costs, charges, losses and expenses which shall be paid or incurred by the Security Trustee in relation to the Phase 2 Security Documents (including the remuneration of the Security Trustee and the Receiver) or which the Security Trustee reasonably anticipates may be paid or incurred in the exercise of the powers, authorities and discretions vested in it or for all other purposes of the Phase 2 Security Documents (or any of them) and the Security Trustee may advance, raise and borrow such moneys at such rates of interest and generally on such terms and conditions as the Security Trustee shall think fit and may secure the repayment of the moneys so advanced, raised or borrowed with interest on the same by mortgaging or otherwise charging the Phase 2 Trust Property or any part thereof and generally in such manner and form as the Security Trustee shall think fit and for the purposes aforesaid may execute and do all such assurances, deeds, acts and things as it shall think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or to see to the application of any moneys so raised or borrowed.


41.  SECURITY TRUSTEE AND RECEIVER APPOINTED ATTORNEY

     The Borrower hereby irrevocably and by way of security appoints each of the Security Trustee and (if appointed by the Security Trustee) the Receiver severally to be its attorney in its name and on its behalf at any time after the declaration of an Event of Default pursuant to the relevant Credit Agreement to execute and do all assurances, deeds, acts and things which it ought to execute and do under the covenants and provisions contained in the Project Account Charge or the Phase 2 Security Documents and generally to use its name in the exercise of all or any of the powers conferred by the Project Account Charge, the Phase 2 Security Documents or this Deed on the Security Trustee and the Receiver.


42.  PROVISIONS SUPPLEMENTAL TO TRUSTEES ACT, CHAPTER 337

     By way of supplement to the Trustees Act, Chapter 337 it is expressly declared as follows:-

     (1) the Security Trustee may, in relation to the Project Account Charge, the Phase 2 Security Documents and this Deed, act on the opinion, certificate or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee, the Borrower or any Secured Party and shall not be responsible for any loss occasioned by so acting;

     (2) any such opinion, certificate, advice or information may be sent or obtained by letter, facsimile transmission, cable or telex and the Security Trustee shall not be liable for acting on any opinion, certificate, advice or information purporting to be conveyed by any such letter, facsimile transmission, cable or telex although the same shall contain some error or shall not be authentic;

     (3) the Security Trustee may call for and shall be at liberty to accept a certificate signed by any director of the Borrower as to any fact or matter on which the Security Trustee may need or wish to be satisfied as sufficient evidence thereof and a like certificate that any properties or assets in the opinion of the person so certifying have a particular value or are suitable for such company's purposes as sufficient evidence that they have that value or are so suitable and a like certificate to the effect that any particular dealing, transaction, step or thing is in the opinion of the person so certifying expedient as sufficient evidence that it is expedient and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so or by its acting on any such certificate;

     (4) the Security Trustee shall not be bound to give notice to any person of the execution of the Project Account Charge, the Phase 2 Security Documents and this Deed nor shall it be liable for any failure, omission or defect in perfecting the security for the Phase 2 Secured Debt or, as the case may be, the Total Secured Debt including, without prejudice to the generality of the foregoing, (a) any failure to obtain any licence, consent or other authority for the execution of the Project Account Charge, the Phase 2 Security Documents or this Deed and (b) any failure to effect or procure registration under any relevant legislation of the Project Account Charge or the Phase 2 Security Documents;

     (5) with a view to facilitating sales, leases and other dealings under any provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed, the Security Trustee shall have full power prospectively to consent to any specified transaction conditionally on the same conforming to any specified conditions laid down or approved by the Security Trustee;

     (6) the Security Trustee shall have full power to determine as between itself and the Secured Parties all questions and doubts arising in relation to any of the provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed and every such determination whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee shall be conclusive and shall bind the Phase 2 Secured Parties or, as the case may be, the Secured Parties;

     (7) the Security Trustee shall not be bound to take any steps to ascertain whether any event has happened which causes, or which with the lapse of time and/or a relevant determination, would cause, the Secured Debt or, as the case may be, the Total Secured Debt to become payable or the security constituted by any of the Project Account Charge or the Phase 2 Security Documents to become enforceable and the Security Trustee shall be entitled to assume without enquiry that no such event has happened and that the Borrower is duly performing all its obligations contained in this Deed and the Financing Documents;

     (8) the Security Trustee shall not be concerned with or be responsible for any consolidation, amalgamation or merger of the Borrower or any sale or transfer of all or substantially all of the assets of the Borrower or the form or substance of any plan relating thereto or the consequences thereof to any Phase 2 Secured Party or, as the case may be, Secured Party;

     (9) the Security Trustee shall be at liberty to hold or deposit the Project Account Charge, the Phase 2 Security Documents, this Deed and any deeds or documents relating to the Project Account Charge, the Phase 2 Security Documents or this Deed with any banker or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers of good repute and the Security Trustee shall not be responsible for, or be required to insure against, any loss incurred in connection with any such holding or deposit and the Security Trustee may pay all sums required to be paid on account or in respect of any such deposit;

     (10) save as herein expressly provided, the Security Trustee shall as between itself and the Phase 2 Secured Parties or, as the case may be, the Secured Parties, as regards all the duties, trusts, powers, authorities, rights and discretions vested in it by the Project Account Charge, the Phase 2 Security Documents and this Deed, have absolute and uncontrolled discretion as to the exercise thereof and it shall be in no way responsible for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise thereof and whenever the Security Trustee is, under the provisions of this Deed, bound to act at the request or direction of the Secured Parties the Security Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing;

     (11) the Security Trustee may, in the conduct of the trusts of the Project Account Charge and the Phase 2 Security Documents and (unless the security constituted by any of the Project Account Charge and the Phase 2 Security Documents has become enforceable) with the consent of the Borrower (such consent not to be unreasonably withheld), instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person (such agent to be approved by the Borrower, such approval not to be unreasonably withheld), to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money) and any trustee (such trustee to be approved by the Borrower, such approval not to be unreasonably withheld), being a lawyer, banker, broker or other person engaged in any profession or business, shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or any partner of his or by his firm in connection with such trusts and also his charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with the Project Account Charge, the Phase 2 Security Documents or this Deed, including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other person engaged in any profession or business (Provided That such a person is acceptable to the Borrower, such acceptance not to be unreasonably withheld); and the Security Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

     (12) the Security Trustee may whenever it reasonably thinks it expedient in the interest of the Phase 2 Secured Parties or, as the case may be, the Secured Parties, and with the consent of the Borrower (such consent not to be unreasonably withheld), whether by power of attorney or in such other manner as it may think fit, delegate to any person or persons or fluctuating body of persons selected by it (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by the Project Account Charge, the Phase 2 Security Documents and this Deed and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security Trustee may in the interests of the Phase 2 Secured Parties or, as the case may be, the Secured Parties reasonably think fit and, it shall not be under any obligation to supervise the proceedings of and shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate or be bound to supervise the proceedings or acts of any such person;

     (13) the Security Trustee shall be entitled to rely on the certificate of a duly authorised officer of any Secured Party as to the amount payable in respect of the Total Secured Debt due to such Secured Party and shall not be liable to the Borrower by reason of such reliance;

     (14) the Security Trustee shall be entitled to rely on the certificate of a duly authorised officer of any Phase 2 Secured Party as to the amount payable in respect of the Phase 2 Secured Debt due to such Phase 2 Secured Party and shall not be liable to the Borrower by reason of such reliance;

     (15) any consent given by the Security Trustee for the purposes of the Project Account Charge, the Phase 2 Security Documents and this Deed may be given on such terms and conditions (if any) as the Security Trustee thinks fit;

     (16) the Security Trustee shall not (unless ordered so to do by a court of competent jurisdiction) be required to disclose to any Secured Party any confidential, financial, price sensitive, or other information made available to the Security Trustee by the Borrower in connection with the Project Account Charge and the Phase 2 Security Documents and no Secured Party shall be entitled to take any action to obtain from the Security Trustee any such information;

     (17) the Security Trustee may determine whether or not a default in the performance by the Borrower of any obligation under the provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed is in its reasonable opinion capable of remedy and/or is materially prejudicial to the interests of the Phase 2 Secured Parties or, as the case may be, the Secured Parties and any such determination shall be conclusive and binding upon the Borrower and the Phase 2 Secured Parties or, as the case may be, the Secured Parties; and

     (18) the Security Trustee shall not be responsible for the receipt or application by the Borrower of the proceeds of the facilities granted under the Phase 1 Credit Agreement or the Phase 2 Credit Agreement,

Provided Nevertheless That nothing contained in this Clause shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of the Project Account Charge, the Phase 2 Security Documents and this Deed conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under the Project Account Charge and the Phase 2 Security Documents.


43.  SECURITY TRUSTEE NOT BOUND TO INVESTIGATE TITLE

     The Security Trustee shall accept without investigation, requisition or objection such title as the Borrower may have to the Trust Property and shall not be bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of the Borrower to the Trust Property or any part thereof whether such defect or failure was known to the Security Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not but the Borrower shall nevertheless observe any undertaking given by them with regard to any such title.


44.  AMOUNTS DUE TO SECURITY TRUSTEE, RECEIVER, ETC.

(A) The Borrower shall within ten Business Days of demand by the Security Trustee, the Receiver or any other receiver, attorney, agent or other person appointed by the Security Trustee pursuant to the Project Account Charge pay every sum of money which shall from time to time be due and payable by the Borrower to any such person under any provisions of the Project Account Charge together with interest at the rate specified in Clause 18(B) of the Phase 2 Credit Agreement calculated from the date when the same shall have been advanced or paid or become due and payable to the date of payment in full by the Borrower.

(B) The Borrower shall within ten Business Days of demand by the Security Trustee, the Receiver or any other receiver, attorney, agent or other person appointed by the Security Trustee pursuant to the Phase 2 Security Documents pay every sum of money which shall from time to time be due and payable to any such person by the Borrower under any provisions of the Phase 2 Security Documents together with interest at the rate specified in Clause 18(B) of the Phase 2 Credit Agreement calculated from the date when the same shall have been advanced or paid or become due and payable to the date of payment in full by the Borrower.


45.  ASSUMPTION OF PERFORMANCE OF COVENANTS

     The Security Trustee is hereby authorised and it is declared that it is entitled to assume without enquiry (in the absence of knowledge by or an express notice to it to the contrary) that the Borrower is duly performing and observing all the covenants and provisions contained in the Project Account Charge, the Phase 2 Security Documents and this Deed and on its part to be performed and observed and notwithstanding knowledge by or notice to the Security Trustee of any breach of any such covenant, condition, provision or obligation it shall be in the discretion of the Security Trustee whether to take any action or proceedings or to enforce the performance thereof and notwithstanding that the security constituted by the Project Account Charge or the Phase 2 Security Documents shall have become enforceable and that it may be expedient to enforce the same, the Security Trustee shall not be bound to enforce the same or any of the covenants, conditions, provisions or obligations of the Project Account Charge, the Phase 2 Security Documents and this Deed unless and until in any of such cases the Security Trustee is requested to do so by (in the case of the Project Account Charge) the Secured Parties and (in the case of the Phase 2 Security Documents) the Phase 2 Secured Parties and then only if it shall be indemnified to its satisfaction against all actions, proceedings, costs, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.


46.  FINANCIAL TRANSACTIONS

     The Security Trustee and any director or officer of any corporation being a trustee pursuant to this Deed or any company or person in any other way associated with a Security Trustee hereof shall be entitled to enter into or to be otherwise interested in any banking, financial or business contracts or any other transactions or arrangements with the Borrower or in connection with the whole or any part of the Trust Property or which it could have entered into had it not been a trustee pursuant to this Deed and the Security Trustee shall not be accountable to the Borrower or any of the Secured Parties for any profits or benefits resulting or arising from any contract, transaction or arrangement as is mentioned in this Clause and the Security Trustee shall also be at liberty to retain for its own benefit and shall be in no way accountable to the Borrower or any of the Secured Parties for any benefits or profits or any fees, commissions, discounts or share of brokerage allowed to it by bankers, brokers or other parties in relation to or otherwise arising out of any contract, transaction or arrangement (including any dealings with the Trust Property) permitted by or effected under or in connection with the Project Account Charge, the Phase 2 Security Documents or this Deed and if any contract, transaction or arrangement as is mentioned in this Clause is dependent on or involves the exercise by the Security Trustee of any discretion the Security Trustee shall be free if it thinks fit to exercise such discretion so as to permit such contract, transaction or arrangement notwithstanding its interest therein.


47.  MODIFICATIONS BY SECURITY TRUSTEE

     The Security Trustee may at any time and from time to time without the consent or sanction of the Secured Parties concur with the Borrower in making such modifications to this Deed as may be agreed between the Borrower and the Security Trustee, Provided That the Security Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Secured Parties or where the modification is to correct a manifest error or omission.


48.  POWER TO WAIVE BREACH OF COVENANT

(A) Unless otherwise directed by the Secured Parties, the Security Trustee may from time to time and at any time, provided that in its opinion the interests of the Secured Parties will not thereby be materially prejudiced, waive or authorise, on such terms and conditions (if any) as shall seem expedient to the Security Trustee, any breach or proposed breach by the Borrower of any of the covenants, conditions, provisions or obligations on its part contained in the Project Account Charge or this Deed other than a breach which gives rise to an event upon which the security constituted by the Project Account Charge becomes enforceable without prejudice to the rights of the Security Trustee in respect of any subsequent breach thereof.

(B) Unless otherwise directed by the Phase 2 Secured Parties, the Security Trustee may from time to time and at any time, provided that in its opinion the interests of the Phase 2 Secured Parties will not thereby be materially prejudiced, waive or authorise, on such terms and conditions (if any) as shall seem expedient to the Security Trustee, any breach or proposed breach by the Borrower of any of the covenants, conditions, provisions or obligations on its part contained in the Phase 2 Security Documents or this Deed other than a breach which gives rise to an event upon which the security constituted by any of the Phase 2 Security Documents becomes enforceable without prejudice to the rights of the Security Trustee in respect of any subsequent breach thereof.


49.  CONSENTS BY SECURITY TRUSTEE

     Where under this Deed provision is made for the giving of any consent or the exercise of any discretion by the Security Trustee any such consent may be given and any such discretion may be exercised on such terms and conditions (if any) as the Security Trustee may think fit and the Borrower shall observe and perform any such terms and conditions and the Security Trustee may at any time waive or agree to a variation in such terms and conditions. Any such consent may be given retrospectively.


50.  APPOINTMENT OF NEW SECURITY TRUSTEE

(A) Subject to sub-Clause (C) below, the power to appoint a new security trustee hereof shall be vested in the Borrower but no person shall be appointed who shall not previously have been approved by the Secured Parties (such approval not to be unreasonably withheld). Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Borrower to the Secured Parties.

(B) A Security Trustee hereof may, subject to sub-Clause (C) below, retire at any time on giving not less than 30 days' prior written notice thereof to the Borrower and each of the Secured Parties without assigning any reason Provided Always the Borrower shall not be liable for the costs occasioned by such retirement. The retirement of a Security Trustee shall not take effect unless and until a new security trustee is appointed.

(C) Where a new security trustee is appointed pursuant to sub-Clause (A) or (B) above, each of the parties hereto agrees to execute such documents and take such steps as are necessary to procure that the rights and benefits of the security constituted by the Project Account Charge and the Phase 2 Security Documents are fully and effectually vested in such new security trustee.


51.  SECURITY TRUSTEE'S POWERS ADDITIONAL TO OTHER POWERS

     The powers conferred on the Security Trustee and the Receiver shall be in addition to any powers which may from time to time be vested in the Security Trustee and the Receiver by the general law.


52.  GENERAL COVENANTS TO PERFORM OBLIGATIONS

     The Borrower hereby covenants with the Security Trustee that it will duly perform and observe all the covenants, conditions, provisions and obligations on its part contained in the Project Account Charge, the Phase 2 Security Documents and this Deed.


53.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Deed.


54.  COMMUNICATIONS

(A) Each demand, notice or other communication under this Deed shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Deed shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Deed. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The Borrower      :       Chartered Silicon Partners Pte Ltd,
                               60, Woodlands Industrial Park D,
                               Street 2,
                               Singapore 738406.

     Fax number        :       360 4970
     Attention         :       Legal Department


     The Security      :       ABN AMRO Bank N.V., Singapore Branch
      Trustee                  63, Chulia Street,
                               5th Floor,
                               Singapore 049514.

     Fax number        :       536 7816
     Telex number      :       RS 24396
     Attention         :       Ms Sally Loh / Ms Patricia Teo

(B) Any communication from the Borrower to the Security Trustee shall be irrevocable, and shall not be effective until received by the Security Trustee. Any other communication under this Deed shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within two days after being sent by prepaid post addressed to it at that address.


55.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Deed shall be governed by, and construed in accordance with, the laws of
Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed.

     I N   W I T N E S S   W H E R E O F  this Deed has been executed by the
parties hereto on the date stated at the beginning.


The Borrower

The Common Seal of                          )
CHARTERED SILICON PARTNERS PTE LTD          )
was hereunto                                )
affixed in the presence of:-                )


                                             Director
--------------------------------------------


                                             Director/Secretary
--------------------------------------------

     I,_________________________________, an Advocate and Solicitor of the
Supreme Court of the Republic of Singapore practising in Singapore, hereby certify that on __________________, 2000 the Common Seal of CHARTERED SILICON PARTNERS PTE LTD was duly affixed to the above Deed at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this ________________________, 2000.

The Security Trustee


Signed, Sealed and Delivered                )
                                            )
                                            )
by                                          )
  ----------------------------------------- )
                                            )
                                            )
and                                         )
   ---------------------------------------- )
as attorneys for and on behalf of           )
ABN AMRO BANK N.V., SINGAPORE BRANCH        )
in the presence of:-                        )

     I N W I T N E S S W H E R E O F this Agreement has been entered into on the date stated at the beginning.


The Borrower

CHARTERED SILICON PARTNERS PTE LTD
60, Woodlands Industrial Park D,
Street 2, Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department


By:   /s/ CHIA SONG HWEE               Witness: /s/ ANG TANG YONG
      --------------------------------          --------------------------------

Name: Chia Song Hwee                   Name:    Ang Tang Yong
      --------------------------------          --------------------------------

Title: Director                        Address: 60 Woodlands Industrial Park D,
      --------------------------------          --------------------------------
                                                Street 2,
                                                --------------------------------
                                                Singapore 738406
                                                --------------------------------




The Lead Arrangers

ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:   /s/ RAJAN RAY                    By:     /s/ GOH CHONG THENG
      --------------------------------         --------------------------------

Name: Rajan Ray                        Name:   Goh Chong Theng
      --------------------------------         --------------------------------

Title: Country Manager                 Title:  Head of Corporate Banking/
      --------------------------------         --------------------------------
                                               Capital Markets Divisions
                                               --------------------------------

CITIBANK, N.A., SINGAPORE
6, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 328 5402
Telex Number: RS 24684 CITBANK
Attention: Ms Agnes Liew/Mr Lim Shien Kwok


By:   /s/ SUNIL SREENIVASAN
      -------------------------------------

Name: Sunil Sreenivasan
      -------------------------------------

Title: Country Corporate Officer, Singapore
      -------------------------------------





OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.

Fax Number: 532 2686
Telex Number: RS 23916
Attention: Ms Chua Soo Suang/Ms Belinda Chang


By:   /s/ KOH POH GUAN
      --------------------------------

Name: Koh Poh Guan
      --------------------------------

Title: Vice President
      --------------------------------

THE SUMITOMO BANK, LIMITED
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.


Fax Number: 225 9647
Telex Number: RS 21656
Attention: Mr Isao Kojima/Mr Nelson Tan


By:   /s/ OSAMU NAKANO
      --------------------------------

Name: Osamu Nakano
      --------------------------------

Title: Joint General Manager
      --------------------------------





DANSKE BANK A/S
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:   /s/ MOGENS SONDERGAARD             By:   /s/ CLACS BRAAD PEDERSEN
      --------------------------------         ---------------------------------

Name: Mogens Sondergaard                 Name: Clacs Braad Pedersen
      --------------------------------         ---------------------------------

Title: General Manager                   Title: Manager
      --------------------------------         ---------------------------------

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
6, Raffles Quay, #12-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 1370/538 9342
Telex Number: RS 20130/RS 24421 ICBCSB
Attention: Mr Kenneth Chai/Ms Tan Kim Hoong


By:    /s/ LIEU CHOON WAN                 By:    /s/ KENNETH CHAI
       ---------------------------------         -------------------------------

Name:  Lieu Choon Wan                     Name:  Kenneth Chai
       ---------------------------------         -------------------------------

Title: Marketing Manager                  Title: Marketing Officer
       ---------------------------------         -------------------------------




COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
8, Shenton Way, #42-01,
Temasek ower,
Singapore 068811.

Fax Number: 220 0589
Telex Number: RS 27189 CBKSIN
Attention: Mr Philip Ong/Ms Ho Siew Ling



By:    /s/ ROLF DOERGES                   By:    /s/ PHILIP KOH
       ---------------------------------         -------------------------------

Name:  Rolf Doerges                       Name:  Philip Koh
       ---------------------------------         -------------------------------

Title: Assistant General Manager          Title: Head of Asian MNCs & GLCs
       ---------------------------------         -------------------------------

The Arrangers

THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:   /s/ KAZUAKI IWAMOTO
      --------------------------------

Name: Kazuaki Iwamoto
      --------------------------------

Title: Deputy General Manager
      --------------------------------





THE SANWA BANK LIMITED, SINGAPORE BRANCH
6, Raffles Place, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian


By:   /s/ MASATERU NAKAMURA
      --------------------------------

Name: Masateru Nakamura
      --------------------------------

Title: General Manager
      --------------------------------

THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
16, Collyer Quay, #14-00,
Hitachi Tower,
Singapore 049318.

Fax Number: 538 7779
Telex Number: RS 21880
Attention: Ms Suzanna Lim, Assistant Manager, Loan Administration Department
           Mr Ng Hock Boon, Vice President, Corporate Banking Department 2


By:   /s/ NAOKI IZAWA
      --------------------------------

Name: Naoki Izawa
      --------------------------------

Title: General Manager
      --------------------------------





THE NORINCHUKIN BANK, SINGAPORE BRANCH
80, Raffles Place, #53-01,
UOB Plaza 1, Singapore 048624.

Fax Number: 536 3009
Telex Number: RS 21461
Attention: Mr Minoru Oishi/Mr Seah Poh Kwang


By:   /s/ JUNICHI KOBAYASHI
      --------------------------------

Name: Junichi Kobayashi
      --------------------------------

Title: General Manager
      --------------------------------

CREDIT LYONNAIS, SINGAPORE BRANCH
3, Temasek Avenue, #11-01,
Centennial Tower,
Singapore 039190.

Fax Number: 333 8541/333 6332
Telex Number: RS 27225 CLSING
Attention: Mr John Tai/Mr Adrian Tay (Corporate Banking)
           Ms Diana Tan (Loan Administration)


By:   /s/ REAL DESMARAIS
      --------------------------------

Name: Real Desmarais
      --------------------------------

Title: General Manager
      --------------------------------





The Co-Arranger

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
21, Collyer Quay, #07-00,
HSBC Building,
Singapore 049320.

Fax Number: 222 0193
Telex Number: HSBC RS 21259
Attention: Mr Young Yi/Mr Lee Hew Son


By:   /s/ DALIP PURI
      --------------------------------

Name: Dalip Puri
      --------------------------------

Title: Senior Manager
      --------------------------------

The Lead Manager

BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 2151/293 3171
Telex Number: RS 21445 BAYSIN
Attention: Loan Administration -- Mr Yip Pak Ling
           Institutional and Corporate Banking -- Mr Ng Chong Inn/Ms Lum Wai Yue


By:   /s/ MANFRED WOLF                   By:   /s/ NG CHONG INN
      --------------------------------         ---------------------------------

Name: Manfred Wolf                       Name: Ng Chong Inn
      --------------------------------         ---------------------------------

Title: General Manager                   Title: Vice President
      --------------------------------         ---------------------------------




The Manager

WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
3, Temasek Avenue, #33-00,
Centennial Tower,
Singapore 039190.

Fax Number: 333 2543/333 2542
Telex Number: RS 26177
Attention: Mr Lua Too Swee/Mr Dominic Chow


By:   /s/ MATTHEW TAN
      -------------------------------------------

Name: Matthew Tan
      -------------------------------------------

Title: Executive Director, Deputy General Manager
      -------------------------------------------

Guarantor Banks

CITIBANK, N.A., SINGAPORE
6, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 328 5402
Telex Number: RS 24684 CITBANK
Attention: Ms Agnes Liew/Mr Lim Shien Kwok


By:   /s/ SUNIL SREENIVASAN
      -------------------------------------

Name: Sunil Sreenivasan
      -------------------------------------

Title: Country Corporate Officer, Singapore
      -------------------------------------




OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686
Telex Number: RS 23916
Attention: Ms Chua Soo Suang/Ms Belinda Chang


By:   /s/ KOH POH GUAN
      --------------------------------

Name: Koh Poh Guan
      --------------------------------

Title: Vice President
      --------------------------------

ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:   /s/ RAJAN RAY                      By:   /s/ GOH CHONG THENG
      --------------------------------         --------------------------------

Name: Rajan Ray                          Name: Goh Chong Theng
      --------------------------------         --------------------------------

Title: Country Manager                   Title: Head of Corporate Banking/
      --------------------------------         --------------------------------
                                                Capital Markets Divisions
                                               --------------------------------




INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
6, Raffles Quay, #12-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 1370/538 9342
Telex Number: RS 20130/RS 24421 ICBCSB
Attention: Mr Kenneth Chai/Ms Tan Kim Hoong


By:   /s/ LIEU CHOON WAN                By:    /s/ KENNETH CHAI
      --------------------------------         ---------------------------------

Name: Lieu Choon Wan                    Name:  Kenneth Chai
      --------------------------------         ---------------------------------

Title: Marketing Manager                Title: Marketing Officer
      --------------------------------         ---------------------------------

COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
8, Shenton Way, #42-01,
Temasek Tower,
Singapore 068811.

Fax Number: 220 0589
Telex Number: RS 27189 CBKSIN
Attention: Mr Philip Ong/Ms Ho Siew Ling


By:   /s/ ROLF DOERGES                   By:   /s/ PHILIP KOH
      --------------------------------         ---------------------------------

Name: Rolf Doerges                       Name: Philip Koh
      --------------------------------         ---------------------------------

Title: Assistant General Manager         Title: Head of Asian MNCs & GLCs
      --------------------------------         ---------------------------------






DANSKE BANK A/S
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 48623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:   /s/ MOGENS SONDERGAARD             By:   /s/ CLACS BRAAD PEDERSEN
      --------------------------------         ---------------------------------

Name: Mogens Sondergaard                 Name: Clacs Braad Pedersen
      --------------------------------         ---------------------------------

Title: General Manager                   Title: Manager
      --------------------------------         ---------------------------------

THE SUMITOMO BANK, LIMITED,
SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656
Attention: Mr Isao Kojima/Mr Nelson Tan


By:   /s/ OSAMU NAKANO
      --------------------------------

Name: Osamu Nakano
      --------------------------------

Title: Joint General Manager
      --------------------------------





THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:   /s/ KAZUAKI IWAMOTO
      --------------------------------

Name: Kazuaki Iwamoto
      --------------------------------

Title: Deputy General Manager
      --------------------------------

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
21, Collyer Quay, #07-00,
HSBC Building, Singapore 049320.

Fax Number: 222 0193
Telex Number: HSBC RS 21259
Attention: Corporate & Institutional Banking: Mr Young Yi/Mr Lee Hew Son
           Loan Admin: Ms Lee Bee Hong/Ms Ong Sock Hong


By:   /s/ DALIP PURI
      --------------------------------

Name: Dalip Puri
      --------------------------------

Title: Senior Manager
      --------------------------------





THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
16, Collyer Quay, #14-00,
Hitachi Tower,
Singapore 049318.

Fax Number: 538 7779
Telex Number: RS 21880
Attention: Ms Suzanna Lim, Assistant Manager, Loan Administration Department
           Mr Ng Hock Boon, Vice President, Corporate Banking Department 2


By:   /s/ NAOKI IZAWA
      --------------------------------

Name: Naoki Izawa
      --------------------------------

Title: General Manager
      --------------------------------

THE NORINCHUKIN BANK, SINGAPORE BRANCH
80, Raffles Place, #53-01,
UOB Plaza 1,
Singapore 048624.

Fax Number: 536 3009
Telex Number: RS 21461
Attention: Mr Minoru Oishi/Mr Seah Poh Kwang


By:    /s/ JUNICHI KOBAYASHI
       --------------------------------

Name:  Junichi Kobayashi
       --------------------------------

Title: General Manager
       --------------------------------





THE SANWA BANK LIMITED, SINGAPORE BRANCH
6, Raffles Place, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian


By:    /s/ MASATERU NAKAMURA
       --------------------------------

Name:  Masateru Nakamura
       --------------------------------

Title: General Manager
       --------------------------------

CREDIT LYONNAIS, SINGAPORE BRANCH
3, Temasek Avenue, #11-01,
Centennial Tower,
Singapore 039190.

Fax Number: 333 8541/333 6332
Telex Number: RS 27225 CLSING
Attention: Mr John Tai/Mr Adrian Tay (Corporate Banking)
           Ms Diana Tan (Loan Administration)


By:    /s/ REAL DESMARAIS
       --------------------------------

Name:  Real Desmarais
       --------------------------------

Title: General Manager
       --------------------------------





BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 2151 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Loan Administration - Mr Yip Pak Ling
           Institution Corporate Banking - Mr Ng Chong Inn/Ms Lum Wai Yue


By:    /s/ MANFRED WOLF                  By:    /s/ NG CHONG INN
       --------------------------------         --------------------------------

Name:  Manfred Wolf                      Name:  Ng Chong Inn
       --------------------------------         --------------------------------

Title: General Manager                   Title: Vice President
       --------------------------------         --------------------------------

WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
3, Temasek Avenue, #33-00,
Centennial Tower,
Singapore 039190.

Fax Number: 333 2543/333 2542
Telex Number: RS 26177
Attention: Mr Lua Too Swee/Mr Dominic Chow


By:   /s/ MATTHEW TAN
      -------------------------------------------

Name: Matthew Tan
      -------------------------------------------

Title: Executive Director, Deputy General Manager
      -------------------------------------------




The Lending Banks

CITIBANK, N.A., SINGAPORE
6, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 328 5402
Telex Number: RS 24684 CITBANK
Attention: Ms Agnes Liew/Mr Lim Shien Kwok


By:   /s/ SUNIL SREENIVASAN
      -------------------------------------

Name: Sunil Sreenivasan
      -------------------------------------

Title: Country Corporate Officer, Singapore
      -------------------------------------

OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.

Fax Number: 532 2686
Telex Number: RS 23916
Attention: Ms Chua Soo Suang/Ms Belinda Chang


By:   /s/ KOH POH GUAN
      --------------------------------

Name: Koh Poh Guan
      --------------------------------

Title: Vice President
      --------------------------------





ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:   /s/ RAJAN RAY                      By:   /s/ GOH CHONG THENG
      --------------------------------         ---------------------------------

Name: Rajan Ray                          Name: Goh Chong Theng
      --------------------------------         ---------------------------------

Title: Country Manager                   Title: Head of Corporate Banking/
      --------------------------------         ---------------------------------
                                                Capital Markets Divisions
                                               ---------------------------------

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
6, Raffles Quay, #12-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 1370/538 9342
Telex Number: RS 20130/RS 24421 ICBCSB
Attention: Mr Kenneth Chai/Ms Tan Kim Hoong


By:   /s/ LIEU CHOON WAN                 By:   /s/ KENNETH CHAI
      --------------------------------         ---------------------------------

Name: Lieu Choon Wan                     Name: Kenneth Chai
      --------------------------------         ---------------------------------

Title: Marketing Manager                 Title: Marketing Officer
      --------------------------------         ---------------------------------





COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
8, Shenton Way, #42-01,
Temasek Tower,
Singapore 068811.

Fax Number: 220 0589
Telex Number: RS 27189 CBKSIN
Attention: Mr Philip Ong/Ms Ho Siew Ling


By:   /s/ ROLF DOERGES                   By:   /s/ PHILIP KOH
      --------------------------------         ---------------------------------

Name: Rolf Doerges                       Name: Philip Koh
      --------------------------------         ---------------------------------

Title: Assistant General Manager         Title: Head of Asian MNCs $ GLCs
      --------------------------------         ---------------------------------

DANSKE BANK A/S
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:   /s/ MOGENS SONDERGAARD             By:   /s/ CLACS BRAAD PEDERSEN
      --------------------------------         ---------------------------------

Name: Mogens Sondergaard                 Name: Clacs Braad Pedersen
      --------------------------------         ---------------------------------

Title: General Manager                   Title: Manager
      --------------------------------         ---------------------------------





THE SUMITOMO BANK, LIMITED,
SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656
Attention: Mr Isao Kojima/Mr Nelson Tan


By:   /s/ OSAMU NAKANO
      --------------------------------

Name: Osamu Nakano
      --------------------------------

Title: Joint General Manager
      --------------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:   /s/ KAZUAKI IWAMOTO
      --------------------------------

Name: Kazuaki Iwamoto
      --------------------------------

Title: Deputy General Manager
      --------------------------------





THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
21, Collyer Quay, #07-00,
HSBC Building, Singapore 049320.

Fax Number: 222 0193
Telex Number: HSBC RS 21259
Attention: Corporate & Institutional Banking: Mr Young Yi/Mr Lee Hew Son
           Loan Admin: Ms Lee Bee Hong/Ms Ong Sock Hong


By:   /s/ DALIP PURI
      --------------------------------

Name: Dalip Puri
      --------------------------------

Title: Senior Manager
      --------------------------------

THE INDUSTRIAL BANK OF JAPAN, LIMITED, SINGAPORE BRANCH
16, Collyer Quay, #14-00,
Hitachi Tower,
Singapore 049318.

Fax Number: 538 7779
Telex Number: RS 21880
Attention: Ms Suzanna Lim, Assistant Manager,
           Loan Administration Department

           Mr Ng Hock Boon, Vice President,
           Corporation Banking Department 2


By:   /s/ NAOKI IZAWA
      --------------------------------

Name: Naoki Izawa
      --------------------------------

Title: General Manager
      --------------------------------




THE NORINCHUKIN BANK, SINGAPORE BRANCH
80, Raffles Place, #53-01,
UOB Plaza 1, Singapore 048624.

Fax Number: 536 3009
Telex Number: RS 21461
Attention: Mr Minoru Oishi/Mr Seah Poh Kwang


By:   /s/ JUNICHI KOBAYASHI
      --------------------------------

Name: Junichi Kobayashi
      --------------------------------

Title: General Manager
      --------------------------------

THE SANWA BANK LIMITED, SINGAPORE BRANCH
6, Raffles Place, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian


By:   /s/ MASATERU NAKAMURA
      --------------------------------

Name: Masateru Nakamura
      --------------------------------

Title: General Manager
      --------------------------------





CREDIT LYONNAIS, SINGAPORE BRANCH
3, Temasek Avenue, #11-01,
Centennial Tower,
Singapore 039190.

Fax Number: 333 8541/333 6332
Telex Number: RS 27225 CLSING
Attention: Mr John Tai/Mr Adrian Tay (Corporate Banking)
           Ms Diana Tan (Loan Administration)


By:   /s/ REAL DESMARAIS
      --------------------------------

Name: Real Desmarais
      --------------------------------

Title: General Manager
      --------------------------------

BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 2151/293 3171
Telex Number: RS 21445 BAYSIN
Attention: Loan Administration -- Mr Yip Pak Ling
           Institutional and Corporate Banking -- Mr Ng Chong Inn/Ms Lum Wai Yue


By:   /s/ MANFRED WOLF                   By:   /s/ NG CHONG INN
      --------------------------------         ---------------------------------

Name: Manfred Wolf                       Name: Ng Chong Inn
      --------------------------------         ---------------------------------

Title: General Manager                   Title: Vice President
      --------------------------------         ---------------------------------





WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
3, Temasek Avenue, #33-00,
Centennial Tower,
Singapore 039190.

Fax Number: 333 2543/333 2542
Telex Number: RS 26177
Attention: Mr Lua Too Swee/Mr Dominic Chow


By:   /s/ MATTHEW TAN
      -------------------------------------------

Name: Matthew Tan
      -------------------------------------------

Title: Executive Director, Deputy General Manager
      -------------------------------------------

The Agent

ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh/Ms Patricia Teo


By:   /s/ RAJAN RAY                      By:    /s/ GOH CHONG THENG
      --------------------------------          --------------------------------

Name: Rajan Ray                          Name:  Goh Chong Theng
      --------------------------------          --------------------------------

Title: Country Manager                   Title: Head of Corporate Banking/
      --------------------------------          --------------------------------
                                                Capital Markets Divisions
                                                --------------------------------



The Security Trustee

ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh / Ms Patricia Teo




By:   /s/ RAJAN RAY                     By:    /s/ GOH CHONG THENG
      --------------------------------         ---------------------------------

Name: Rajan Ray                         Name:  Goh Chong Theng
      --------------------------------         ---------------------------------

Title: Country Manager                  Title: Head of Corporate Banking/
      -------------------------------          ---------------------------------
                                               Capital Markets Divisions
                                               ---------------------------------